As filed with the Securities and Exchange Commission on December 17, 2008

1933 Act File No. 333-150525
1940 Act File No. 811-22201

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ X ]

Pre-Effective Amendment No. ____	[ ]
Post-Effective Amendment No. 2	[ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                                                                                                                                 [ X ]

Amendment No. 4	[ X ]
(Check appropriate box or boxes.)

DIREXION SHARES ETF TRUST

(Exact name of Registrant as Specified in Charter)

33 Whitehall Street, 10th Floor
New York, New York 10004

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 851-0511

DANIEL D. O’NEILL, PRESIDENT
33 Whitehall Street, 10th Floor
New York, New York 10004

(Name and Address of Agent for Service)

Copy to:
FRANCINE J. ROSENBERGER, ESQ.
K&L Gates LLP
1601 K Street, NW

Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ X ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DIREXION SHARES ETF TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Combined Prospectus for Total Market Bull 3X Shares, Total Market Bear 3X Shares, Large Cap Bull 3X Shares, Large Cap Bear 3X Shares, Mid Cap Bull 3X Shares, Mid Cap Bear 3X Shares, Small Cap Bull 3X Shares, Small Cap Bear 3X Shares, Developed Markets Bull 3X Shares, Developed Markets Bear 3X Shares, Emerging Markets Bull 3X Shares, Emerging Markets Bear 3X Shares, BRIC Bull 3X Shares, BRIC Bear 3X Shares, China Bull 3X Shares, China Bear 3X Shares, India Bull 3X Shares, India Bear 3X Shares, Latin America Bull 3X Shares, Latin America Bear 3X Shares, Clean Energy Bull 3X Shares, Clean Energy Bear 3X Shares, Energy Bull 3X Shares, Energy Bear 3X Shares, Financial Bull 3X Shares, Financial Bear 3X Shares, Technology Bull 3X Shares, Technology Bear 3X Shares, Real Estate Bull 3X Shares, Real Estate Bear 3X Shares, Homebuilders Bull 3X Shares and Homebuilders Bear 3X Shares

Combined Statement of Additional Information for Total Market Bull 3X Shares, Total Market Bear 3X Shares, Large Cap Bull 3X Shares, Large Cap Bear 3X Shares, Mid Cap Bull 3X Shares, Mid Cap Bear 3X Shares, Small Cap Bull 3X Shares, Small Cap Bear 3X Shares, Developed Markets Bull 3X Shares, Developed Markets Bear 3X Shares, Emerging Markets Bull 3X Shares, Emerging Markets Bear 3X Shares, BRIC Bull 3X Shares, BRIC Bear 3X Shares, China Bull 3X Shares, China Bear 3X Shares, India Bull 3X Shares, India Bear 3X Shares, Latin America Bull 3X Shares, Latin America Bear 3X Shares, Clean Energy Bull 3X Shares, Clean Energy Bear 3X Shares, Energy Bull 3X Shares, Energy Bear 3X Shares, Financial Bull 3X Shares, Financial Bear 3X Shares, Technology Bull 3X Shares, Technology Bear 3X Shares, Real Estate Bull 3X Shares, Real Estate Bear 3X Shares, Homebuilders Bull 3X Shares and Homebuilders Bear 3X Shares

Part C of Form N-1A

Signature Page

Direxion Shares Etf Trust

PROSPECTUS
33 Whitehall Street, 10th Floor            New York, New York 10004            866-476-7523

BULL FUNDS	BEAR FUNDS

Domestic Equity Index Funds
Total Market Bull 3X Shares	Total Market Bear 3X Shares
Large Cap Bull 3X Shares	Large Cap Bear 3X Shares
Mid Cap Bull 3X Shares	Mid Cap Bear 3X Shares
Small Cap Bull 3X Shares	Small Cap Bear 3X Shares

International Funds
Developed Markets Bull 3X Shares	Developed Markets Bear 3X Shares
Emerging Markets Bull 3X Shares	Emerging Markets Bear 3X Shares
BRIC Bull 3X Shares	BRIC Bear 3X Shares
China Bull 3X Shares	China Bear 3X Shares
India Bull 3X Shares	India Bear 3X Shares
Latin America Bull 3X Shares	Latin America Bear 3X Shares

Specialty Funds
Clean Energy Bull 3X Shares	Clean Energy Bear 3X Shares
Energy Bull 3X Shares	Energy Bear 3X Shares
Financial Bull 3X Shares	Financial Bear 3X Shares
Technology Bull 3X Shares	Technology Bear 3X Shares
Real Estate Bull 3X Shares	Real Estate Bear 3X Shares
Homebuilders Bull 3X Shares	Homebuilders Bear 3X Shares
The Funds are exchange-traded funds that seek daily leveraged investment results. The Funds are intended to be used as short-term trading vehicles. The pursuit of leveraged investment goals means that the Funds are riskier than alternatives which do not use leverage. Further, the pursuit of daily leveraged investment goals means that the return of a Fund for a period longer than a single day will be the product of the series of daily leveraged returns for each day during the relevant period. As a consequence, especially in periods of market volatility, the path of the benchmark during the period may be at least as important to the Fund’s return for the period as the cumulative return of the benchmark for the relevant period. The Funds are not suitable for all investors. The Funds should be utilized only by sophisticated investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results and (c) who intend to actively monitor and manage their investments. There is no assurance that the Funds will achieve their objectives and an investment in a Fund could lose money. No single Fund is a complete investment program.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
December __, 2008

OVERVIEW OF THE DIREXION SHARES ETF TRUST

The Direxion Shares ETF Trust (“Trust”) is a registered investment company offering a number of separate exchange-traded funds (“Funds”). Rafferty Asset Management LLC serves as the investment adviser to each Fund. This Prospectus describes the exchange-traded funds noted below (which are sometimes referred to in this Prospectus as the “Funds”) of the Trust.
The shares (“Shares”) of certain of the Funds are currently listed on NYSE Arca, Inc. (“Exchange”). If the Shares are listed and trade on the Exchange, the market prices for the Shares may be different from the intraday value of the Shares disseminated by the Exchange and from their net asset value (“NAV”). Unlike conventional mutual funds, Shares are not individually redeemable securities. Rather, each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” Until December 15, 2008, a Creation Unit will consist of 100,000 Shares. Thereafter, a Creation Unit will consist of 50,000 Shares. Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are purchased and redeemed for cash.
Shares may only be purchased from or redeemed with the Funds in Creation Units. As a result, retail investors generally will not be able to purchase or redeem Shares directly from or with the Funds. Most retail investors will purchase or sell Shares in the secondary market with the assistance of a broker. Thus, some of the information contained in this prospectus, such as information about purchasing and redeeming Shares from or with a Fund and all references to the transaction fee imposed on purchases and redemptions, is not relevant to retail investors.

The Funds described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word “Bull” in their name (collectively, the “Bull Funds”) attempt to provide investment results that correlate positively to the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark. The Funds with the word “Bear” in their name (collectively, the “Bear Funds”) attempt to provide investment results that correlate negatively to the return of an index or benchmark, meaning that the Bear Funds attempt to move in the opposite or inverse direction of the target index or benchmark. The correlations sought by the Bull Funds and the Bear Funds are generally a multiple of the returns of the target index or benchmark. The benchmark for the Large Cap Bull 3X Shares is 300% of the daily price performance of the Russell 1000® Index, while the benchmark for the Large Cap Bear 3X Shares is 300% of the inverse, or opposite, of the daily price performance of the Russell 1000® Index. If, on a given day, the Russell 1000® Index gains 1%, the Large Cap Bull 3X Shares is designed to gain approximately 3% (which is equal to 300% of 1%), while the Large Cap Bear 3X Shares is designed to lose approximately 3%. Conversely, if the Russell 1000® Index loses 1% on a given day, the Large Cap Bull 3X Shares is designed to lose approximately 3%, while the Large Cap Bear 3X Shares is designed to gain approximately 3%.

Fund	Index or Benchmark	Daily Target

Total Market Bull 3X Shares Total Market Bear 3X Shares	Russell 3000® Index	300% –300%

Large Cap Bull 3X Shares Large Cap Bear 3X Shares	Russell 1000® Index	300% –300%

Mid Cap Bull 3X Shares Mid Cap Bear 3X Shares	Russell Midcap® Index	300% –300%

Small Cap Bull 3X Shares Small Cap Bear 3X Shares	Russell 2000® Index	300% –300%

Developed Markets Bull 3X Shares Developed Markets Bear 3X Shares	MSCI EAFE® Index	300% –300%

Emerging Markets Bull 3X Shares Emerging Markets Bear 3X Shares	MSCI Emerging Markets IndexSM	300% –300%

BRIC Bull 3X Shares BRIC Bear 3X Shares	BNY BRIC Select ADR Index®	300% –300%

China Bull 3X Shares China Bear 3X Shares	BNY China Select ADR Index®	300% –300%

Fund	Index or Benchmark	Daily Target

India Bull 3X Shares India Bear 3X Shares	Indus India Index	300% –300%

Latin America Bull 3X Shares Latin America Bear 3X Shares	S&P Latin America 40 Index	300% –300%

DIREXION FUNDS PROSPECTUS  1

Fund	Index or Benchmark	Daily Target

Clean Energy Bull 3X Shares Clean Energy Bear 3X Shares	S&P Global Clean Energy IndexTM	300% –300%

Energy Bull 3X Shares Energy Bear 3X Shares	Russell 1000® Energy Index	300% –300%

Financial Bull 3X Shares Financial Bear 3X Shares	Russell 1000® Financial Services Index	300% –300%

Technology Bull 3X Shares Technology Bear 3X Shares	Russell 1000® Technology Index	300% –300%

Real Estate Bull 3X Shares Real Estate Bear 3X Shares	Dow Jones Wilshire REIT IndexSM	300% –300%

Homebuilders Bull 3X Shares Homebuilders Bear 3X Shares	S&P Homebuilding Select Industry IndexSM	300% –300%

Changes in Investment Objective. Each Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.

INVESTMENT TECHNIQUES AND POLICIES

Rafferty Asset Management, LLC (“Rafferty” or “Adviser”), the investment adviser to the Funds, uses a number of investment techniques in an effort to achieve the stated goal for each Fund. For the Bull Funds, Rafferty attempts to magnify the returns of each Bull Fund’s index or benchmark for the relevant period. The Bear Funds are managed to provide returns inverse (or opposite) by a defined percentage to the return of each Bear Fund’s index or benchmark for the relevant period. Rafferty creates net “long” positions for the Bull Funds and net “short” positions for the Bear Funds. (Rafferty may create short positions in the Bull Funds and long positions in the Bear Funds even though the net exposure in the Bull Funds will be long and the net exposure in the Bear Funds will be short.) Long positions move in the same direction as their index or benchmark, advancing when the index or benchmark advances and declining when the index or benchmark declines. Short positions move in the opposite direction of the index or benchmark, advancing when the index or benchmark declines and declining when the index or benchmark advances. Rafferty generally does not use fundamental securities analysis to accomplish such correlation. Rather, Rafferty primarily uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs. As a consequence, if a Fund is performing as designed, the return of the index or benchmark will dictate the return for that Fund. Each Fund pursues its investment objective regardless of market conditions and does not take defensive positions.

A Fund generally will hold a representative sample of the securities in its benchmark index. The sampling of securities that is held by a Fund is intended to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the benchmark index. A Fund also may invest in securities that are not included in the index or may overweight or underweight certain components of the index.

A Fund’s assets may be concentrated in an industry or group of industries to the extent that the Fund’s benchmark index concentrates in a particular industry or group of industries. In addition, each Fund is non-diversified, which means that it may invest in the securities of a limited number of issuers.

Each Bull Fund and Bear Fund has a clearly articulated goal which requires the Fund to seek economic exposure in excess of its net assets. To meet its objectives, each Fund invests in some combination of financial instruments so that it generates economic exposure consistent with the Fund’s investment objective.

The impact of market movements determines whether a portfolio needs to be re-positioned. If the target index has risen on a given day, a Bull Fund’s net assets should rise, meaning the Fund’s exposure may need to be increased. Conversely, if the target index has fallen on a given day, a Bull Fund’s net assets should fall, meaning the Fund’s exposure may need to be reduced. If the target index has risen on a given day, a Bear Fund’s net assets should fall, meaning the Fund’s exposure may need to be reduced. If the target index has fallen on a given day, a Bear Fund’s net assets should rise, meaning the Fund’s exposure may need to be increased. A Fund’s portfolio may also need to be changed to reflect changes in the composition of an index and corporate actions like stock splits and spin-offs. Rafferty increases the Fund’s exposure when its assets rise and reduces the Fund’s exposure when its assets fall. To determine which instruments to purchase or sell, Rafferty identifies instruments it believes exhibit price anomalies among the relevant group of financial instruments to identify the more advantageous instrument.

2  DIREXION FUNDS PROSPECTUS

Each Bull and Bear Fund is designed to provide daily investment returns, before fees and expenses, that are a multiple of the returns of its index or benchmark for the stated period. While Rafferty attempts to minimize any “tracking error” (the statistical measure of the difference between the investment results of a Fund and the performance of its index or benchmark), certain factors will tend to cause a Fund’s investment results to vary from the stated objective. A Fund may have difficulty in achieving its daily target due to fees and expenses, high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the securities held by the Fund.

Each Bull and Bear Fund invests significantly in swap agreements, forward contracts, reverse repurchase agreements, options, including futures contracts, options on futures contracts and financial instruments such as options on securities and stock indices options, and caps, floors and collars. Rafferty uses these types of investments to produce economically “leveraged” investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund.

Seeking daily leveraged investment results provides potential for greater gains and losses relative to benchmark performance. For instance, the Large Cap Bull 3X Shares seeks to provide, before fees and expenses, 300% of the daily return of the Russell 1000® Index. If the Russell 1000® Index gains 2% on a given day, the Large Cap Bull 3X Shares would be expected to gain about 6%. Conversely, if the Russell 1000® Index declines 2% on a given day, the Large Cap Bull 3X Shares would be expected to about lose 6%.
A Precautionary Note to Investors Regarding Dramatic Index Movement. Each Bull Fund seeks daily exposure to its target index equal to 300% of its net assets while each Bear Fund seeks daily exposure to its target index equal to –300% of its net assets. As a consequence, a Fund could theoretically lose an amount greater than its net assets in the event of a movement of its target index in excess of 33% in a direction adverse to the Fund (meaning a decline in the value of the target index of a Bull Fund and a gain in the value of the target index for a Bear Fund). In such event, a Fund’s trading counterparties would suffer losses. As consideration for agreeing to provide exposure to a Fund in light of such risks, a Fund may have to accept certain limits on daily gains in the event of a dramatic move in the Fund’s target index in a direction favorable to the Fund. As a consequence, a Fund’s portfolio may not be responsive to index movements beneficial to the Fund beyond a certain point. For example, if a Bull Fund’s target index were to gain 35%, the Bull Fund might be limited to a daily gain of 90% rather 105%, which is 300% of the index gain of 35%. Rafferty does not expect a Fund’s gains to be limited unless the movement in the Fund’s target index exceeds 25%. Rafferty cannot be assured of similarly limiting a Fund’s losses. In the event of index movement which results in such a limit on gains, including an intra-day move, a Fund’s performance may be inconsistent with its stated investment objective.

The intraday value of a Fund’s shares, otherwise known as the “indicative optimized portfolio value” or “IOPV,” which is disseminated by the Exchange every 15 seconds throughout the trading day, is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit on the prior business day. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time, nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day.
The Projected Return of a Bull Fund. A Bull Fund seeks to provide a daily return that is a multiple of the daily return of a target index or benchmark. Doing so requires the use of leveraged investment techniques, which necessarily incur financing charges. For instance, the Large Cap Bull 3X Shares seeks exposure to its benchmark in an amount equal to 300% of its assets, meaning it uses leveraged investment techniques to seek exposure to the Russell 1000® Index in an amount equal to 300% of its net assets. In light of the financing charges and a Bull Fund’s operating expenses, the expected return of a Bull Fund is equal to the gross expected return, which is the daily benchmark return multiplied by the Bull Fund’s target, minus (i) financing charges incurred by the portfolio and (ii) daily operating expenses. For instance, if the Russell 1000® Index returns 2% on a given day, the gross expected return of the Large Cap Bull 3X Shares would be 6%, but the net expected return, which factors in the cost of financing the portfolio and the impact of operating expenses, would be lower.
The Projected Return of a Bear Fund. A Bear Fund seeks to provide a daily return which is a multiple of the inverse (or opposite) of the daily return of a target index or benchmark. To create the necessary exposure, a Bear Fund engages in short selling — borrowing and selling securities it does not own. The money that a Bear Fund receives from short sales — the short sale proceeds — is an asset of the Bear Fund that can generate income to help offset the Bear Fund’s operating expenses.
The Projected Returns of Leveraged Index Funds for Periods Longer Than the Target Period. The Funds seek daily leveraged investment results which should not be equated with seeking a leveraged goal for longer than a day. For instance, if the Russell 1000® Index gains 10% during a year, the Large Cap Bull 3X Shares should not be expected to provide a return of 30% for the year even if it meets its daily target throughout the year. This is true because of the financing charges noted above but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Fund’s daily target or inverse daily target (e.g., 300% or –300%) will not generally equal a Fund’s performance over that same period. The following example illustrates this point.

Mary is considering investments in two Funds, Fund A and Fund B. Fund A is a traditional index ETF which seeks (before fees and expenses) to match the performance of the XYZ index. Fund B is a leveraged ETF and seeks daily investment

DIREXION FUNDS PROSPECTUS  3

results (before fees and expenses) that correspond to 300% of the daily performance of the XYZ index.

On Day 1, the XYZ index increases in value from $100 to $105, a gain of 5%. On Day 2, the XYZ index declines from $105 back to $100, a loss of 4.77%. In the aggregate, the XYZ index has not moved.

An investment in Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2 to return to its original value. The following example assumes a $100 investment in Fund A when the index is also valued at $100:

	Index	Index	Value of
Day	Value	Performance	Investment

	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	–4.76%	$100.00

The same $100 investment in Fund B, however, would be expected to gain 15% on Day 1 (300% of 5%) but decline 14.28% on Day 2.

		300% of
	Index	Index	Value of
Day	Performance	Performance	Investment

			$100.00
1	5.00%	15.0%	$115.00
2	–4.76%	–14.28%	$98.57

Although the percentage decline is smaller on Day 2 than the percentage gain on Day 1, the loss is applied to a higher principal amount so the investment in Fund B has a loss even when the index value has not declined. (These calculations do not include the charges for expense ratio and the financing charges.)

As you can see, an investment in Fund B has higher rewards and risks due to the effects of leverage and compounding.
The Funds are exchange-traded funds that seek daily leveraged investment results. The Funds are intended to be used as short-term trading vehicles. The pursuit of leveraged investment goals means that the Funds are riskier than alternatives which do not use leverage. Further, the pursuit of daily leveraged investment goals means that the return of a Fund for a period longer than a single day will be the product of the series of daily leveraged returns for each day during the relevant period. As a consequence, especially in periods of market volatility, the path of the benchmark during the period may be at least as important to the Fund’s return for the period as the cumulative return of the benchmark for the relevant period. The Funds are not suitable for all investors. The Funds should be utilized only by sophisticated investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results and (c) who intend to actively monitor and manage their investments. There is no assurance that the Funds will achieve their objectives and an investment in a Fund could lose money. No single Fund is a complete investment program.

4  DIREXION FUNDS PROSPECTUS

PRINCIPAL RISKS

An investment in any of the Funds entails risks. The Funds could lose money, or their performance could trail that of other investment alternatives. Rafferty cannot guarantee that any of the Funds will achieve their objective. It is important that investors closely review and understand these risks before making an investment in the Funds. The table below provides the principal risks of investing in the Funds. Following the table, each risk is explained.

Daily
Rebalancing
	Adverse	Adviser’s	Aggressive						and					Financial
	Market	Investment	Investment			Credit Risk and	Currency	Daily	Market	Depositary	Emerging	Energy	Equity	Services
	Conditions	Strategy	Techniques	Concentration	Counterparty	Lower-Quality Debt	Exchange	Correlation	Volatility	Receipt	Markets	Securities	Securities	Companies
	Risk	Risk	Risk	Risk	Risk	Securities Risk	Rate Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk

Total Market Bull 3X Shares	X	X	X		X	X		X	X				X

Total Market Bear 3X Shares	X	X	X		X	X		X	X				X

Large Cap Bull 3X Shares	X	X	X		X	X		X	X				X

Large Cap Bear 3X Shares	X	X	X		X	X		X	X				X

Mid Cap Bull 3X Shares	X	X	X		X	X		X	X				X

Mid Cap Bear 3X Shares	X	X	X		X	X		X	X				X

Small Cap Bull 3X Shares	X	X	X		X	X		X	X				X

Small Cap Bear 3X Shares	X	X	X		X	X		X	X				X

Developed Markets Bull 3X Shares	X	X	X		X	X	X	X	X	X			X

Developed Markets Bear 3X Shares	X	X	X		X	X	X	X	X				X

Emerging Markets Bull 3X Shares	X	X	X		X	X	X	X	X	X	X		X

Emerging Market Bear 3X Shares	X	X	X		X	X	X	X	X		X		X

BRIC Bull 3X Shares	X	X	X		X	X	X	X	X	X	X		X

BRIC Bear 3X Shares	X	X	X		X	X	X	X	X		X		X

China Bull 3X Shares	X	X	X		X	X	X	X	X	X	X		X

China Bear 3X Shares	X	X	X		X	X	X	X	X		X		X

India Bull 3X Shares	X	X	X		X	X	X	X	X	X	X		X

India Bear 3X Shares	X	X	X		X	X	X	X	X		X		X

Latin America Bull 3X Shares	X	X	X		X	X	X	X	X	X	X		X

Latin America Bear 3X Shares	X	X	X		X	X	X	X	X		X		X

Clean Energy Bull 3X Shares	X	X	X	X	X	X		X	X			X	X

Clean Energy Bear 3X Shares	X	X	X	X	X	X		X	X			X	X

Energy Bull 3X Shares	X	X	X	X	X	X		X	X			X	X

Energy Bear 3X Shares	X	X	X	X	X	X		X	X			X	X

Financial Bull 3X Shares	X	X	X	X	X	X		X	X				X	X

Financial Bear 3X Shares	X	X	X	X	X	X		X	X				X	X

Technology Bull 3X Shares	X	X	X	X	X	X		X	X				X

Technology Bear 3X Shares	X	X	X	X	X	X		X	X				X

Real Estate Bull 3X Shares	X	X	X	X	X	X		X	X				X

Real Estate Bear 3X Shares	X	X	X	X	X	X		X	X				X

Homebuilders Bull 3X Shares	X	X	X	X	X	X		X	X				X

Homebuilders Bear 3X Shares	X	X	X	X	X	X		X	X				X

DIREXION FUNDS PROSPECTUS  5

Special
									Real		Small and Mid				Risks of
	Foreign	Geographic	Homebuilding	Interest	Inverse			Non-	Estate		Capitalization	Technology	Tracking	Valuation	Exchange-
	Securities	Concentration	Industry	Rate	Correlation	Leverage	Market	Diversification	Investment	Shorting	Company	Securities	Error	Time	Traded
	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Funds

Total Market Bull 3X Shares				X		X	X	X					X		X

Total Market Bear 3X Shares				X	X	X	X	X		X			X		X

Large Cap Bull 3X Shares				X		X	X	X					X		X

Large Cap Bear 3X Shares				X	X	X	X	X		X			X		X

Mid Cap Bull 3X Shares				X		X	X	X			X		X		X

Mid Cap Bear 3X Shares				X	X	X	X	X		X	X		X		X

Small Cap Bull 3X Shares				X		X	X	X			X		X		X

Small Cap Bear 3X Shares				X	X	X	X	X		X	X		X		X

Developed Markets Bull 3X Shares	X			X		X	X	X					X	X	X

Developed Markets Bear 3X Shares	X			X	X	X	X	X		X			X	X	X

Emerging Markets Bull 3X Shares	X			X		X	X	X					X	X	X

Emerging Market Bear 3X Shares	X			X	X	X	X	X		X			X	X	X

BRIC Bull 3X Shares	X	X		X		X	X	X					X	X	X

BRIC Bear 3X Shares	X	X		X	X	X	X	X		X			X	X	X

China Bull 3X Shares	X	X		X		X	X	X					X	X	X

China Bear 3X Shares	X	X		X	X	X	X	X		X			X	X	X

India Bull 3X Shares	X	X		X		X	X	X					X	X	X

India Bear 3X Shares	X	X		X	X	X	X	X		X			X	X	X

Latin America Bull 3X Shares	X	X		X		X	X	X					X	X	X

Latin America Bear 3X Shares	X	X		X	X	X	X	X		X			X	X	X

Clean Energy Bull 3X Shares				X		X	X	X					X		X

Clean Energy Bear 3X Shares				X	X	X	X	X		X			X		X

Energy Bull 3X Shares				X		X	X	X					X		X

Energy Bear 3X Shares				X	X	X	X	X		X			X		X

Financial Bull 3X Shares				X		X	X	X					X		X

Financial Bear 3X Shares				X	X	X	X	X		X			X		X

Technology Bull 3X Shares				X		X	X	X				X	X		X

Technology Bear 3X Shares				X	X	X	X	X		X		X	X		X

Real Estate Bull 3X Shares				X		X	X	X	X				X		X

Real Estate Bear 3X Shares				X	X	X	X	X	X	X			X		X

Homebuilders Bull 3X Shares			X	X		X	X	X	X				X		X

Homebuilders Bear 3X Shares			X	X	X	X	X	X	X	X			X		X

6  DIREXION FUNDS PROSPECTUS

Adverse Market Conditions Risk

The performance of each Fund is designed to correlate to the performance of an index or benchmark. As a consequence, a Fund’s performance will suffer during conditions which are adverse to the Fund’s investment goals. For example, if the target index has risen on a given day, a Bear Fund’s performance should fall. Conversely, if the target index has fallen on a given day, a Bull Fund’s performance also should fall.

Adviser’s Investment Strategy Risk

While the Adviser seeks to take advantage of investment opportunities for Funds that will maximize their investment returns, there is no guarantee that such opportunities will ultimately benefit the Funds. The Adviser will aggressively change the Funds’ portfolios in response to market conditions that are unpredictable and may expose the Funds to greater market risk than conventional funds. There is no assurance that the Adviser’s investment strategy will enable the Funds to achieve their investment objectives.
Aggressive Investment Techniques Risk

The Funds use investment techniques, including investments in derivatives and other instruments that attempt to track the price movement of underlying securities or indices, which may be considered aggressive. The derivative instruments that the Funds may invest in and how Rafferty uses derivatives to obtain leveraged investment results are described in “Investment Techniques and Policies.” Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. In addition, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Concentration Risk

Concentration risk results from focusing a Fund’s investments in a specific industry or group of industries. The performance of a Fund that focuses its investments in a particular industry or sector may be more volatile than a fund that does not concentrate its investments. A Fund that concentrates its investments in an industry or group of industries also may be more susceptible to any single economic market, political or regulatory occurrence affecting that industry or group of industries.

Counterparty Risk

The Funds may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments include, but are not limited to, total return, index, interest rate, and credit default swap agreements, and structured notes. The Funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Funds will not enter into any agreement involving a counterparty unless the Adviser believes that the other party to the transaction is creditworthy. The use of swap agreements and structured notes involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In addition, the Funds may enter into swap agreements with a limited number of counterparties, and certain of the Funds may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

Credit Risk and Lower-Quality Debt Securities Risk

A Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. A Fund could lose money if the issuer of a debt security in which it has a short position is upgraded or generally improves its standing. Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.

Currency Exchange Rate Risk

Changes in foreign currency exchange rates will affect the value of what a Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Daily Correlation Risk

There can be no guarantee that a Fund will achieve a high degree of correlation with its investment objective relative to its benchmark index. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index

DIREXION FUNDS PROSPECTUS  7

reconstitutions and other index rebalancing or reconstitution events may hinder the Funds’ ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with each Fund’s daily investment objective.

Daily Rebalancing and Market Volatility Risk

Each Fund seeks to provide a return which is a multiple of the daily performance of its benchmark. No Fund attempts to, and no Fund should be expected to, provide returns which are a multiple of the return of the benchmark for periods longer than a single day. Each Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. For instance, a hypothetical 3X Fund, whether Bull or Bear, would be expected to lose 6.48% (as shown in Graph 1 below) if its benchmark were flat over a hypothetical one year period during which its benchmark experienced annualized volatility of 15%. If the benchmark’s annualized volatility were to rise to 40%, the hypothetical loss for a one year period would widen to approximately 38% (as illustrated in Graph 2). The volatility for the Russell 1000 Index for the 12 months ended November 30, 2008, was approximately 40%, as compared to volatility of 15% for the same period one year earlier. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index. Other indexes to which the Funds are benchmarked have different historical volatility rates; certain of the Funds’ current volatility rates are substantially in excess of 40%. Since market volatility, like that experienced by the markets currently, has negative implications for Funds which rebalance daily, investors should be sure to monitor and manage their investments in the Funds in volatile markets. The graphs assume that the Fund perfectly achieves its investment objective. To isolate the impact of leverage, these graphs assume a) no dividends paid by the companies included on the index; b) no fund expenses; and c) borrowing/lending rates (to obtain required leverage) of zero percent. If fund expenses were included, the Fund’s performance would be lower than that shown.

Graph 1

Graph 2
Depositary Receipt Risk

To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.

Emerging Markets Risk

Indirect investments in emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. There may also be risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

8  DIREXION FUNDS PROSPECTUS

Energy Securities Risk

The Energy Bull 3X Shares and the Energy Bear 3X Shares (the “Energy Funds”) will concentrate their investments in securities issued by, and/or have exposure to, companies that engage in energy-related businesses, such as oil companies involved in the exploration, production, servicing, drilling and refining processes, and companies primarily involved in the production and mining of coal and other fuels used in the generation of consumable energy. Also included are gas distribution, gas pipeline and related companies. As a result, the Energy Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of energy and energy services companies may fluctuate widely due to the supply and demand for both their specific products or services and energy products in general. The prices of energy product securities may be affected by changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

The Clean Energy Bull 3X Shares and the Clean Energy Beat 3X Shares (the “Clean Energy Funds”) will concentrate their investments in securities issued by, and/or have exposure to, companies engaged in the business of cleaner energy and conservation. The clean energy industry can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. Further, the clean energy industry can be significantly affected by intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts, and can be subject to risks associated with hazardous materials.

The clean energy industry can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. The industry also can be significantly affected by the supply and demand for specific products or services, the supply of and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions.

Shares in the companies involved in the clean energy industry have been significantly more volatile than shares of companies operating in other more established industries. Certain valuation methods currently used to value companies involved in the alternative power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

The clean energy industry sector is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk. Changes in U.S., European and other governments’ policies towards alternative power and power technology also may have an adverse effect on the Clean Energy Funds’ performance.

The Clean Energy Funds may invest in the shares of companies with a limited operating history, some of which may never have traded profitably. Investment in young companies with a short operating history is generally riskier than investment in companies with a longer operating history.

Equity Securities Risk
Investments in publicly issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.
Financial Services Companies Risk

The Financial Bull 3X Shares and the Financial Bear 3X Shares (the “Financial Funds”) will concentrate their investments in securities issued by, and/or have exposure to, financial services companies. As a result, the Financial Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the financial services companies. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees that they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

Foreign Securities Risk

Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, a Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

Geographic Concentration Risk

Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, Funds that focus their investments in a particular country or geographic region may be more volatile than a more geographically diversified fund.

High Portfolio Turnover Risk

Frequent trading could increase the rate of creations and redemptions of Fund Shares and the Funds’ portfolio turnover, which could involve correspondingly greater

DIREXION FUNDS PROSPECTUS  9

expenses to a Fund, including brokerage commissions or dealer mark-ups/mark-downs and adverse tax consequences to a Fund’s shareholders.

Unlike traditional mutual funds, however, each Fund issues and redeems its Shares at NAV per share in Creation Units plus applicable transaction fees and each Fund’s Shares may be purchased and sold on the Exchange at prevailing market prices. Given this structure, the risks of frequent trading may be less than in the case of a traditional mutual fund. Nevertheless, to the extent that purchases and redemptions directly with the Funds are effected in cash rather than through a combination or redemption of portfolio securities, frequent purchases and redemptions could still increase the rate of portfolio turn-over.

The costs associated with the Funds’ portfolio turnover will have a negative impact on longer-term investors. Although the Funds reserve the right to reject any purchase orders or suspend the offering of Fund Shares, the Funds do not currently impose any trading restrictions on Fund shareholders nor actively monitor for trading abuses.

Homebuilding Industry Risk

The Homebuilders Funds will concentrate their investments in securities issued by, and/or have exposure to, companies in the homebuilding industry. Homebuilding companies can be significantly affected by the national, regional and local real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

Interest Rate Risk

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The impact of an interest rate changes may be significant for other asset classes as well, whether because of the impact of interest rates on economic activity or because of changes in the relative attractiveness of asset classes due to changes in interest rates. For instance, higher interest rates may make investments in debt securities more attractive, thus reducing investments in equities.

Inverse Correlation Risk

Each Bear Fund is negatively correlated to its index or benchmark and should lose money when its index or benchmark rises — a result that is the opposite from conventional funds. Because each Bear Fund seeks daily returns inverse by a defined percentage to its index or benchmark, the difference between a Bear Fund’s daily return and the price performance of its index or benchmark may be negatively compounded during periods in which the markets decline.

Leverage Risk

Use of leverage can magnify the effects of changes in the value of the Funds and make them more volatile. The leveraged investment techniques that the Funds employ should cause investors in the Funds to lose more money in adverse environments. The Funds’ use of leverage means that they will incur financing charges which will affect the performance of the Funds. As interest rates rise, the cost of executing the Funds’ investment strategies will rise as well.

Market Risk

A Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. A Bull Fund typically would lose value on a day when its underlying index declines. A Bear Fund typically would lose value on a day when its underlying index increases.

Non-Diversification Risk

Each of the Funds is non-diversified. A non-diversified fund invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a conventional diversified fund.

Real Estate Investment Risk

The Real Estate Bull 3X Shares and Real Estate Bear 3X Shares will concentrate their investments in securities issued by, and/or have exposure to, commercial and residential real estate companies. Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

Shorting Risk

A Fund may, from time to time, engage in short sales designed to earn the Fund a profit from the decline in the price of particular securities, baskets of securities or indices. Short sales are transactions in which a Fund borrows securities from a broker and sells the borrowed securities. The Fund is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. If the market price of the underlying security goes down between the time the Fund sells

10  DIREXION FUNDS PROSPECTUS

the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. As the holder of a short position, a Fund also is responsible for paying the dividends and interest accruing on the short position, which is an expense to the Fund that could cause the Fund to lose money on the short sale and may adversely affect its performance.

Small and Mid Capitalization Company Risk

Investing in the securities of small and mid capitalization companies involves greater risks and the possibility of greater price volatility than investing in more-established, larger capitalization companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Smaller companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Technology Securities Risk

The Tech Bull 3X Shares and the Tech Bear 3X Shares will concentrate their investments in securities issued by, and/or have exposure to, companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. The market prices of technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies. Technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices. Further, those technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings.

Tracking Error Risk

Several factors may affect a Fund’s ability to achieve its daily target. A Fund may have difficulty achieving its daily target due to fees and expenses, high portfolio turnover, transaction costs, and/or a temporary lack of liquidity in the markets for the securities held by a Fund. A failure to achieve a daily target may cause a Fund to provide returns for a longer period that are worse than expected. In addition, a Fund that meets its daily target over a period of time may not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of daily market fluctuations, the use of leverage and the Bear Funds’ inverse correlation.

Valuation Time Risk

The Funds value their portfolio as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 PM Eastern time). In some cases, foreign market indices close before the NYSE opens or may not be open for business on the same calendar days as the Funds. As a result, the daily performance of a Fund that tracks a foreign market index can vary from the performance of that index.

Special Risks of Exchange-Traded Funds

Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by a Fund at NAV only in large blocks known as Creation Units. You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility or other reasons. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, and the listing requirements may be amended from time to time.

Market Price Variance Risk. Individual Shares of a Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. The Adviser can not predict whether Shares will trade above, below or at their NAV. Differences between secondary market prices and NAV for Shares may be due largely to supply and demand forces in the secondary market, which forces may not be the same as those influencing prices for securities or instruments held by a Fund at a particular time. Given the fact that Shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. There may, however, be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often

DIREXION FUNDS PROSPECTUS  11

increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares A Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with a Fund. There is no guarantee that an active secondary market will develop for shares of the Funds.

A Precautionary Note to Retail Investors. The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding Shares of each Fund of the Trust. Your ownership of Shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the Shares. THE TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from the Fund whose Shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.

A Precautionary Note to Purchasers of Creation Units. You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (“Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Shares and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A Precautionary Note to Investment Companies. For purposes of the Investment Company Act of 1940, each Fund is a registered investment company, and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof.
The Trust and the Funds have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) allowing a registered investment company to invest in a Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing Shares of a Fund in amounts that would cause it to exceed the restrictions under Section 12(d)(1) should contact the Trust.

A Precautionary Note Regarding Unusual Circumstances. The Trust can postpone payment of redemption proceeds for any period during which (1) the NYSE is closed other than customary weekend and holiday closings, (2) trading on the NYSE is restricted, as determined by the SEC, (3) any emergency circumstances exist, as determined by the SEC, or (4) the SEC by order permits for the protection of shareholders of a Fund.

DOMESTIC EQUITY INDEX FUNDS

Total Market Bull 3X Shares

Total Market Bear 3X Shares

Investment Objective. The Total Market Bull 3X Shares seeks daily investment results, before fees and expenses, of 300% of the price performance of the Russell 3000® Index (“Total Market Index”). The Total Market Bear 3X Shares seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the price performance of the Total Market Index. (Collectively, the Total Market Bull 3X Shares and the Total Market Bear 3X Shares are referred to as the “Total Market Funds.”)
Principal Investment Strategy. The Total Market Bull 3X Shares, under normal circumstances, creates long positions by investing at least 80% of its net assets in the equity securities that comprise the Total Market Index and/or: futures contracts; options on securities, indices and futures contracts; equity caps, collars and floors; swap agreements; forward contracts; short positions; repurchase agreements; reverse repurchase agreements; and other financial instruments (collectively, “Financial Instruments”). In combination, these equity securities and/or Financial Instruments provide leveraged and unleveraged exposure to the Total Market Index. The Total Market Bear 3X Shares does not invest in equity securities. Under normal circumstances, it creates short positions by

12  DIREXION FUNDS PROSPECTUS

investing at least 80% of its net assets in Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Total Market Index, and the remainder in short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements (collectively, “Money Market Instruments”). On a day-to-day basis, the Total Market Bull 3X Shares also holds Money Market Instruments.

Target Index. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The companies included in the index have an average market capitalization of $5.4 billion dollars and a median market capitalization of $1 billion as of April 30, 2008.

Performance. The Total Market Funds are newly organized and have not yet commenced operations; therefore, performance information is not yet available.

Fees and Expenses. These tables describe the estimated fees and expenses that you may pay if you buy, hold or sell Creation Units of the Total Market Funds. Annual fund operating expenses are estimates. Investors purchasing Shares in the secondary market will not directly pay the transaction fees paid by Authorized Participants,(1) but may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Operating Expenses(2)  (as a percentage of daily assets):

Total Market Bull 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.25%

Total Annual Operating Expenses	1.00%

Expense Waiver/Reimbursement	0.05%
Net Annual Operating Expenses	0.95%

Total Market Bear 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.27%

Total Annual Operating Expenses	1.02%

Expense Waiver/Reimbursement	0.07%
Net Annual Operating Expenses	0.95%

(1)	For the Total Market Bull 3X Shares and the Total Market Bear 3X Shares, fixed transaction fees of $3,500 and $500, respectively, will be charged when you create or redeem Creation Units regardless of the number of Shares redeemed on the date of the transaction. For the Total Market Funds, a variable transaction fee of up to 0.15% of the value of each Creation Unit will be charged to offset costs associated with processing the order. An additional fee of up to 3 times the fixed per order transaction fee plus up to 0.15% of the value of each Creation Unit may be charged if you do not create or redeem Shares through the Continuous Net Settlement System of the NSCC, or in circumstances in which cash is substituted for certain securities. Such transactions are allowed at the sole discretion of a Fund.

(2)	Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Total Market Funds for Other Expenses through March 1, 2009, for the Total Market Bull 3X Shares and the Total Market Bear 3X Shares to the extent that each Total Market Fund’s Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Total Market Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

(3)	The Total Market Funds have adopted a Rule 12b-1 Plan pursuant to which the Funds may be subject to an annual Rule 12b-1 fee of up to 0.25%. No Rule 12b-1 fee is currently being charged to the Total Market Funds.

(4)	Other Expenses include organizational costs, fees paid for legal services and audit fees, printing costs, registration fees, administration, custodial, transfer agency, fund accounting and other customary fund expenses.

(5)	The Total Market Bear 3X Shares may take short positions in securities. Estimated additional expenses associated with these investments are included in the calculation above.

Expense Example

The table below is intended to help you compare the cost of investing in the Total Market Funds with the cost of investing in other funds. Investors should note that the following examples are for illustration purposes only and are not meant to suggest actual or expected fees and expenses or returns, all of which may vary. The Total Market Bull 3X Shares issues and redeems Shares in Creation Units for cash and also on an in-kind basis. The Total Market Bear 3X Shares issues and redeems Shares in Creation Units for cash. Shares are issued and redeemed in Creation Unit aggregations only. The example does not include the brokerage commissions that secondary market investors may incur to buy and sell Shares.

The table assumes that you invest $10,000 in Creation Units of the Total Market Funds for the periods shown and then redeem all of your Shares at the end of the periods, but does not include transaction fees on purchases and redemptions of Shares. It also assumes that your investment has a 5% return each year and that the Total Market Funds operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Total Market Bull 3X Shares	$97	$313
Total Market Bear 3X Shares	$97	$318

DIREXION FUNDS PROSPECTUS  13

Risks. The principal risks of investing in the Total Market Funds are Tracking Error Risk, Aggressive Investment Techniques Risk, Leverage Risk, Counterparty Risk, Non-Diversification Risk, Interest Rate Risk, Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Equity Securities Risk, Market Risk, Credit Risk and Lower-Quality Debt Securities Risk, Daily Correlation Risk, Daily Rebalancing and Market Volatility Risk and Special Risks of Exchange-Traded Funds.
Additional risks of investing in the Total Market Bear 3X Shares are Shorting Risk and Inverse Correlation Risk. For more information on the risks of the Total Market Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Large Cap Bull 3X Shares

Large Cap Bear 3X Shares

Investment Objective. The Large Cap Bull 3X Shares seeks daily investment results, before fees and expenses, of 300% of the price performance of the Russell 1000® Index (“Large Cap Index”). The Large Cap Bear 3X Shares seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the price performance of the Large Cap Index. (Collectively, the Large Cap Bull 3X Shares and the Large Cap Bear 3X Shares are referred to as the “Large Cap Funds.”)

Principal Investment Strategy. The Large Cap Bull 3X Shares, under normal circumstances, creates long positions by investing at least 80% of its net assets in the equity securities that comprise the Large Cap Index and/or: Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Large Cap Index. The Large Cap Bear 3X Shares does not invest in equity securities. Under normal circumstances, it creates short positions by investing at least 80% of its net assets in Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Large Cap Index, and the remainder in Money Market Instruments. On a day-to-day basis, the Large Cap Bull 3X Shares also holds Money Market Instruments.

Target Index. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market and has an average market capitalization of $14.3 billion dollars and a median market capitalization of $5 billion dollars as of April 30, 2008.

Performance. No performance information is presented for the Large Cap Funds because they do not have performance for a complete calendar year. In the future, performance information for the Large Cap Funds will be presented in this section.

Fees and Expenses. These tables describe the estimated fees and expenses that you may pay if you buy, hold or sell Creation Units of the Large Cap Funds. Annual fund operating expenses are estimates. Investors purchasing Shares in the secondary market will not directly pay the transaction fees paid by Authorized Participants,(1) but may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Operating Expenses(2)  (as a percentage of daily assets):

Large Cap Bull 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.25%

Total Annual Operating Expenses	1.00%

Expense Waiver/Reimbursement	0.05%
Net Annual Operating Expenses	0.95%

Large Cap Bear 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.27%

Total Annual Operating Expenses	1.02%

Expense Waiver/Reimbursement	0.07%
Net Annual Operating Expenses	0.95%

(1)	For the Large Cap Bull 3X Shares and the Large Cap Bear 3X Shares, fixed transaction fees of $2,500 and $500, respectively, will be charged when you create or redeem Creation Units regardless of the number of Shares redeemed on the date of the transaction. For the Large Cap Funds, a variable transaction fee of up to 0.15% of the value of each Creation Unit will be charged to offset costs associated with processing the order. An additional fee of up to 3 times the fixed per order transaction fee plus up to 0.15% of the value of each Creation Unit may be charged if you do not create or redeem Shares through the Continuous Net Settlement System of the NSCC, or in circumstances in which cash is substituted for certain securities. Such transactions are allowed at the sole discretion of a Fund.

(2)	Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Large Cap Funds for Other Expenses through March 1, 2009, for the Large Cap Bull 3X Shares and the Large Cap Bear 3X Shares to the extent that each Large Cap Fund’s Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Large Cap Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

(3)	The Large Cap Funds have adopted a Rule 12b-1 Plan pursuant to which the Funds may be subject to an annual Rule 12b-1 fee of up to 0.25%. No Rule 12b-1 fee is currently being charged to the Large Cap Funds.

14  DIREXION FUNDS PROSPECTUS

(4)	Other Expenses include organizational costs, fees paid for legal services and audit fees, printing costs, registration fees, administration, custodial, transfer agency, fund accounting and other customary fund expenses.

(5)	The Large Cap Bear 3X Shares may take short positions in securities. Estimated additional expenses associated with these investments are included in the calculation above.

Expense Example

The table below is intended to help you compare the cost of investing in the Large Cap Funds with the cost of investing in other funds. Investors should note that the following examples are for illustration purposes only and are not meant to suggest actual or expected fees and expenses or returns, all of which may vary. The Large Cap 3X Shares issues and redeems Shares in Creation Units for cash and also on an in-kind basis. The Large Cap Bear 3X Shares issues and redeems Shares in Creation Units for cash. Shares are issued and redeemed in Creation Unit aggregations only. The example does not include the brokerage commissions that secondary market investors may incur to buy and sell Shares.

The table assumes that you invest $10,000 in Creation Units of the Large Cap Funds for the periods shown and then redeem all of your Shares at the end of the periods, but does not include transaction fees on purchases and redemptions of Shares. It also assumes that your investment has a 5% return each year and that the Large Cap Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Large Cap Bull 3X Shares	$97	$313
Large Cap Bear 3X Shares	$97	$318

Risks. The principal risks of investing in the Large Cap Funds are Tracking Error Risk, Aggressive Investment Techniques Risk, Leverage Risk, Counterparty Risk, Non-Diversification Risk, Interest Rate Risk, Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Equity Securities Risk, Market Risk, Credit Risk and Lower-Quality Debt Securities Risk, Daily Correlation Risk, Daily Rebalancing and Market Volatility Risk and Special Risks of Exchange-Traded Funds.

Additional risks of investing in the Large Cap Bear 3X Shares are Shorting Risk and Inverse Correlation Risk. For more information on the risks of the Large Cap Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Mid Cap Bull 3X Shares

Mid Cap Bear 3X Shares

Investment Objective. The Mid Cap Bull 3X Shares seeks daily investment results, before fees and expenses, of 300% of the price performance of the Russell MidCap® Index (the “Mid Cap Index”). The Mid Cap Bear 3X Shares seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the price performance of the Mid Cap Index. (Collectively, the Mid Cap Bull 3X Shares and the Mid Cap Bear 3X Shares are referred to as the “Mid Cap Funds.”)

Principal Investment Strategy. The Mid Cap Bull 3X Shares, under normal circumstances, creates long positions by investing at least 80% of its net assets in the equity securities that comprise the Mid Cap Index and/or: Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Mid Cap Index. The Mid Cap Bear 3X Shares does not invest in equity securities. Under normal circumstances, it creates short positions by investing at least 80% of its net assets in Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Mid Cap Index, and the remainder in Money Market Instruments. On a day-to-day basis, the Mid Cap Bull 3X Shares also holds Money Market Instruments.

Target Index. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies and has an average market capitalization of $5.5 billion dollars and a median market capitalization of $3.8 billion dollars as of April 30, 2008.

Performance. The Mid Cap Funds are newly organized and have not yet commenced operations; therefore, performance information is not yet available.

Fees and Expenses. These tables describe the estimated fees and expenses that you may pay if you buy, hold or sell Creation Units of the Mid Cap Funds. Annual fund operating expenses are estimates. Investors purchasing Shares in the secondary market will not directly pay the transaction fees paid by Authorized Participants,(1) but may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Operating Expenses(2)  (as a percentage of daily assets):

Mid Cap Bull 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.27%

Total Annual Operating Expenses	1.02%

Expense Waiver/Reimbursement	0.07%
Net Annual Operating Expenses	0.95%

Mid Cap Bear 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.30%

Total Annual Operating Expenses	1.05%

Expense Waiver/Reimbursement	0.10%
Net Annual Operating Expenses	0.95%

DIREXION FUNDS PROSPECTUS  15

(1)	For the Mid Cap Bull 3X Shares and the Mid Cap Bear 3X Shares, fixed transaction fees of $2,500 and $500, respectively, will be charged when you create or redeem Creation Units regardless of the number of Shares redeemed on the date of the transaction. For the Mid Cap Funds, a variable transaction fee of up to 0.15% of the value of each Creation Unit will be charged to offset costs associated with processing the order. An additional fee of up to 3 times the fixed per order transaction fee plus up to 0.15% of the value of each Creation Unit may be charged if you do not create or redeem Shares through the Continuous Net Settlement System of the NSCC, or in circumstances in which cash is substituted for certain securities. Such transactions are allowed at the sole discretion of a Fund.

(2)	Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Mid Cap Funds for Other Expenses through March 1, 2009, for the Mid Cap Bull 3X Shares and the Mid Cap Bear 3X Shares to the extent that each Mid Cap Fund’s Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Mid Cap Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

(3)	The Mid Cap Funds have adopted a Rule 12b-1 Plan pursuant to which the Funds may be subject to an annual Rule 12b-1 fee of up to 0.25%. No Rule 12b-1 fee is currently being charged to the Mid Cap Funds.

(4)	Other Expenses include organizational costs, fees paid for legal services and audit fees, printing costs, registration fees, administration, custodial, transfer agency, fund accounting and other customary fund expenses.

(5)	The Mid Cap Bear 3X Shares may take short positions in securities. Estimated additional expenses associated with these investments are included in the calculation above.

Expense Example

The table below is intended to help you compare the cost of investing in the Mid Cap Funds with the cost of investing in other funds. Investors should note that the following examples are for illustration purposes only and are not meant to suggest actual or expected fees and expenses or returns, all of which may vary. The Mid Cap Bull 3X Shares issues and redeems Shares in Creation Units for cash and also on an in-kind basis. The Mid Cap Bear 3X Shares issues and redeems Shares in Creation Units for cash. Shares are issued and redeemed in Creation Unit aggregations only. The example does not include the brokerage commissions that secondary market investors may incur to buy and sell Shares.

The table assumes that you invest $10,000 in Creation Units of the Mid Cap Funds for the periods shown and then redeem all of your Shares at the end of the periods, but does not include transaction fees on purchases and redemptions of Shares. It also assumes that your investment has a 5% return each year and that the Mid Cap Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Mid Cap Bull 3X Shares	$97	$318
Mid Cap Bear 3X Shares	$97	$324

Risks. The principal risks of investing in the Mid Cap Funds are Tracking Error Risk, Aggressive Investment Techniques Risk, Leverage Risk, Counterparty Risk, Non-Diversification Risk, Interest Rate Risk, Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Equity Securities Risk, Market Risk, Credit Risk and Lower-Quality Debt Securities Risk, Daily Correlation Risk, Daily Rebalancing and Market Volatility Risk, Risk of Investing in Small and Mid Capitalization Companies and Special Risks of Exchange-Traded Funds.

Additional risks of investing in the Mid Cap Bear 3X Shares are Shorting Risk and inverse Correlation Risk. For more information on the risks of the Mid Cap Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Small Cap Bull 3X Shares

Small Cap Bear 3X Shares

Investment Objective. The Small Cap Bull 3X Shares seeks daily investment results, before fees and expenses, of 300% of the price performance of the Russell 2000® Index (“Small Cap Index”). The Small Cap Bear 3X Shares seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the price performance of the Small Cap Index. (Collectively, the Small Cap Bull 3X Shares and the Small Cap Bear 3X Shares are referred to as the “Small Cap Funds.”)

Principal Investment Strategy. The Small Cap Bull 3X Shares, under normal circumstances, creates long positions by investing at least 80% of its net assets in the equity securities that comprise the Small Cap Index and/or: Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Small Cap Index. The Small Cap Bear 3X Shares does not invest in equity securities. Under normal circumstances, it creates short positions by investing at least 80% of its net assets in Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Small Cap Index, and the remainder in Money Market Instruments. On a day-to-day basis, the Small Cap Bull 3X Shares also holds Money Market Instruments.

Target Index. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and is comprised of the smallest 2000 companies in the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The companies included in the index have an

16  DIREXION FUNDS PROSPECTUS

average market capitalization of more than $700 million dollars and a median market capitalization of $500 million dollars as of April 30, 2008.

The companies included in the index have an average market capitalization of more than $700 million dollars and a median market capitalization of $500 million dollars as of April 30, 2008.

Performance. No performance information is presented for the Small Cap Funds because they do not have performance for a complete calendar year. In the future, performance information for the Small Cap Funds will be presented in this section.

Fees and Expenses. These tables describe the estimated fees and expenses that you may pay if you buy, hold or sell Creation Units of the Small Cap Funds. Annual fund operating expenses are estimates. Investors purchasing Shares in the secondary market will not directly pay the transaction fees paid by Authorized Participants,(1) but may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Operating Expenses(2)  (as a percentage of daily assets):

Small Cap Bull 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.26%

Total Annual Operating Expenses	1.01%

Expense Waiver/Reimbursement	0.06%
Net Annual Operating Expenses	0.95%

Small Cap Bear 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.27%

Total Annual Operating Expenses	1.02%

Expense Waiver/Reimbursement	0.07%
Net Annual Operating Expenses	0.95%

(1)	For the Small Cap Bull 3X Shares and the Small Cap Bear 3X Shares, fixed transaction fees of $3,500 and $500, respectively, will be charged when you create or redeem Creation Units regardless of the number of Shares redeemed on the date of the transaction. For the Small Cap Funds, a variable transaction fee of up to 0.15% of the value of each Creation Unit will be charged to offset costs associated with processing the order. An additional fee of up to 3 times the fixed per order transaction fee plus up to 0.15% of the value of each Creation Unit may be charged if you do not create or redeem Shares through the Continuous Net Settlement System of the NSCC, or in circumstances in which cash is substituted for certain securities. Such transactions are allowed at the sole discretion of a Fund.

(2)	Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Small Cap Funds for Other Expenses through March 1, 2009, for the Small Cap Bull 3X Shares and the Small Cap Bear 3X Shares to the extent that each Small Cap Fund’s Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Small Cap Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

(3)	The Small Cap Funds have adopted a Rule 12b-1 Plan pursuant to which the Funds may be subject to an annual Rule 12b-1 fee of up to 0.25%. No Rule 12b-1 fee is currently being charged to the Small Cap Funds.

(4)	Other Expenses include organizational costs, fees paid for legal services and audit fees, printing costs, registration fees, administration, custodial, transfer agency, fund accounting and other customary fund expenses.

(5)	The Small Cap Bear 3X Shares may take short positions in securities. Estimated additional expenses associated with these investments are included in the calculation above.

Expense Example

The table below is intended to help you compare the cost of investing in the Small Cap Funds with the cost of investing in other funds. Investors should note that the following examples are for illustration purposes only and are not meant to suggest actual or expected fees and expenses or returns, all of which may vary. The Small Cap Bull 3X Shares issues and redeems Shares in Creation Units for cash and also on an in-kind basis. The Small Cap Bear 3X Shares issues and redeems Shares in Creation Units for cash. Shares are issued and redeemed in Creation Unit aggregations only. The example does not include the brokerage commissions that secondary market investors may incur to buy and sell Shares.

The table assumes that you invest $10,000 in Creation Units of the Small Cap Funds for the periods shown and then redeem all of your Shares at the end of the periods, but does not include transaction fees on purchases and redemptions of Shares. It also assumes that your investment has a 5% return each year and that the Small Cap Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Small Cap Bull 3X Shares	$97	$316
Small Cap Bear 3X Shares	$97	$318

Risks. The principal risks of investing in the Small Cap Funds are Tracking Error Risk, Aggressive Investment Techniques Risk, Leverage Risk, Counterparty Risk, Non-Diversification Risk, Interest Rate Risk, Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Equity Securities Risk, Market Risk, Credit Risk and Lower-Quality Debt Securities Risk, Small and Mid Capitalization Risk, Daily Correlation Risk, Daily

DIREXION FUNDS PROSPECTUS  17

Rebalancing and Market Volatility Risk and Special Risks of Exchange-Traded Funds.
Additional risks of investing in the Small Cap Bear 3X Shares are Shorting Risk and Inverse Correlation Risk. For more information on the risks of the Small Cap Funds, including a description of each risk, please refer to the “Principal Risks” section above.

INTERNATIONAL FUNDS

Developed Markets Bull 3X Shares

Developed Markets Bear 3X Shares

Investment Objective. The Developed Markets Bull 3X Shares seeks daily investment results, before fees and expenses, of 300% of the price performance of the MSCI EAFE® Index (the “Developed Market Index”). The Developed Markets Bear 3X Shares seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the price performance of the Developed Market Index. (Collectively, the Developed Markets Bull 3X Shares and the Developed Markets Bear 3X Shares are referred to as the “Developed Markets Funds.”)

Principal Investment Strategy. The Developed Markets Bull 3X Shares, under normal circumstances, creates long positions by investing at least 80% of its net assets in the equity securities that comprise the Developed Market Index and/or: Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Developed Market Index. The Developed Markets Bear 3X Shares does not invest in equity securities. Under normal circumstances, it creates short positions by investing at least 80% of its net assets in Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Developed Market Index, and the remainder in Money Market Instruments. On a day-to-day basis, the Developed Markets Bull 3X Shares also holds Money Market Instruments.

Target Index. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of September 30, 2007, the MSCI EAFE® Index consisted of the following 20 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Performance. The Developed Markets Funds are newly organized and have not yet commenced operations; therefore, performance information is not yet available.

Fees and Expenses. These tables describe the estimated fees and expenses that you may pay if you buy, hold or sell Creation Units of the Developed Markets Funds. Annual fund operating expenses are estimates. Investors purchasing Shares in the secondary market will not directly pay the transaction fees paid by Authorized Participants,(1) but may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Operating Expenses(2)  (as a percentage of daily assets):

Developed Markets Bull 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.21%

Total Annual Operating Expenses	0.96%

Expense Waiver/Reimbursement	0.01%
Net Annual Operating Expenses	0.95%

Developed Markets Bear 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.21%

Total Annual Operating Expenses	0.96%

Expense Waiver/Reimbursement	0.01%
Net Annual Operating Expenses	0.95%

(1)	For the Developed Markets Bull 3X Shares and the Developed Markets Bear 3X Shares, fixed transaction fees of $1,000 and $500, respectively, will be charged when you create or redeem Creation Units regardless of the number of Shares redeemed on the date of the transaction. For the Developed Markets Funds, a variable transaction fee of up to 0.15% of the value of each Creation Unit will be charged to offset costs associated with processing the order. An additional fee of up to 3 times the fixed per order transaction fee plus up to 0.15% of the value of each Creation Unit may be charged if you do not create or redeem Shares through the Continuous Net Settlement System of the NSCC, or in circumstances in which cash is substituted for certain securities. Such transactions are allowed at the sole discretion of a Fund.

(2)	Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Developed Markets Funds for Other Expenses through March 1, 2009, for the Developed Markets Bull 3X Shares and the Developed Markets Bear 3X Shares to the extent that each Developed Markets Fund’s Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as

18  DIREXION FUNDS PROSPECTUS

litigation). Any expense waiver is subject to reimbursement by each Developed Markets Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

(3)	The Developed Markets Funds have adopted a Rule 12b-1 Plan pursuant to which the Funds may be subject to an annual Rule 12b-1 fee of up to 0.25%. No Rule 12b-1 fee is currently being charged to the Developed Markets Funds.

(4)	Other Expenses include organizational costs, fees paid for legal services and audit fees, printing costs, registration fees, administration, custodial, transfer agency, fund accounting and other customary fund expenses.

(5)	The Developed Markets Bear 3X Shares may take short positions in securities. Estimated additional expenses associated with these investments are included in the calculation above.

Expense Example

The table below is intended to help you compare the cost of investing in the Developed Markets Funds with the cost of investing in other funds. Investors should note that the following examples are for illustration purposes only and are not meant to suggest actual or expected fees and expenses or returns, all of which may vary. The Developed Markets Bull 3X Shares issues and redeems Shares in Creation Units for cash and also on an in-kind basis. The Developed Markets Bear 3X Shares issues and redeems Shares in Creation Units for cash. Shares are issued and redeemed in Creation Unit aggregations only. The example does not include the brokerage commissions that secondary market investors may incur to buy and sell Shares.

The table assumes that you invest $10,000 in Creation Units of the Developed Markets Funds for the periods shown and then redeem all of your Shares at the end of the periods, but does not include transaction fees on purchases and redemptions of Shares. It also assumes that your investment has a 5% return each year and that the Developed Markets Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Developed Markets Bull 3X Shares	$97	$305
Developed Markets Bear 3X Shares	$97	$305

Risks. The principal risks of investing in the Developed Markets Funds are Tracking Error Risk, Aggressive Investment Techniques Risk, Leverage Risk, Counterparty Risk, Non-Diversification Risk, Interest Rate Risk, Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Equity Securities Risk, Foreign Securities Risk, Currency Exchange Rate Risk, Market Risk, Credit Risk and Lower-Quality Debt Securities Risk, Valuation Time Risk, Daily Correlation Risk, Daily Rebalancing and Market Volatility Risk, Depositary Receipt Risk (Developed Markets Bull 3X Shares only) and Special Risks of Exchange-Traded Funds.

Additional risks of investing in the Developed Markets Bear 3X Shares are Shorting Risk and Inverse Correlation Risk. For more information on the risks of the Developed Markets Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Emerging Markets Bull 3X Shares

Emerging Markets Bear 3X Shares

Investment Objective. The Emerging Markets Bull 3X Shares seeks daily investment results, before fees and expenses, of 300% of the price performance of the MSCI Emerging Markets IndexSM (the “EM Index”). The Emerging Markets Bear 3X Shares seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the price performance of the EM Index. (Collectively, the Emerging Markets Bull 3X Shares and the Emerging Markets Bear 3X Shares are referred to as the “Emerging Funds.”)

The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than more developed economies.

Principal Investment Strategy. The Emerging Markets Bull 3X Shares, under normal circumstances, creates long positions by investing at least 80% of its net assets in the equity securities that comprise the EM Index and/or: Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the EM Index. The Emerging Markets Bear 3X Shares does not invest in equity securities. Under normal circumstances, it creates short positions by investing at least 80% of its net assets in Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the EM Index, and the remainder in Money Market Instruments. On a day-to-day basis, the Emerging Markets Bull 3X Shares also holds Money Market Instruments.

Target Index. The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of September 30, 2007, the MSCI Emerging Markets IndexSM consisted of the following 21 emerging market country indices: Argentina, Brazil, Chile, China, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Peru, Philippines, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey.

Performance. The Emerging Markets Funds are newly organized and have not yet commenced operations; therefore, performance information is not yet available.

Fees and Expenses. These tables describe the estimated fees and expenses that you may pay if you buy, hold or sell Creation

DIREXION FUNDS PROSPECTUS  19

Units of the Emerging Funds. Annual fund operating expenses are estimates. Investors purchasing Shares in the secondary market will not directly pay the transaction fees paid by Authorized Participants,(1) but may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Operating Expenses(2)  (as a percentage of daily assets):

Emerging Markets Bull 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.19%

Total Annual Operating Expenses	0.94%

Emerging Markets Bear 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.21%

Total Annual Operating Expenses	0.96%

Expense Waiver/Reimbursement	0.01%
Net Annual Operating Expenses	0.95%

(1)	For the Emerging Markets Bull 3X Shares and the Emerging Markets Bear 3X Shares, fixed transaction fees of $1,000 and $500, respectively, will be charged when you create or redeem Creation Units regardless of the number of Shares redeemed on the date of the transaction. For the Emerging Markets Funds, a variable transaction fee of up to 0.15% of the value of each Creation Unit will be charged to offset costs associated with processing the order. An additional fee of up to 3 times the fixed per order transaction fee plus up to 0.15% of the value of each Creation Unit may be charged if you do not create or redeem Shares through the Continuous Net Settlement System of the NSCC, or in circumstances in which cash is substituted for certain securities. Such transactions are allowed at the sole discretion of a Fund.

(2)	Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Emerging Funds for Other Expenses through March 1, 2009, for the Emerging Markets Bull 3X Shares and the Emerging Markets Bear 3X Shares to the extent that each Emerging Fund’s Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Emerging Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

(3)	The Emerging Funds have adopted a Rule 12b-1 Plan pursuant to which the Funds may be subject to an annual Rule 12b-1 fee of up to 0.25%. No Rule 12b-1 fee is currently being charged to the Emerging Funds.

(4)	Other Expenses include organizational costs, fees paid for legal services and audit fees, printing costs, registration fees, administration, custodial, transfer agency, fund accounting and other customary fund expenses.

(5)	The Emerging Markets Bear 3X Shares may take short positions in securities. Estimated additional expenses associated with these investments are included in the calculation above.

Expense Example

The table below is intended to help you compare the cost of investing in the Emerging Funds with the cost of investing in other funds. Investors should note that the following examples are for illustration purposes only and are not meant to suggest actual or expected fees and expenses or returns, all of which may vary. The Emerging Markets Bull 3X Shares issues and redeems Shares in Creation Units for cash and also on an in-kind basis. The Emerging Markets Bear 3X Shares issues and redeems Shares in Creation Units for cash. Shares are issued and redeemed in Creation Unit aggregations only. The example does not include the brokerage commissions that secondary market investors may incur to buy and sell Shares.

The table assumes that you invest $10,000 in Creation Units of the Emerging Funds for the periods shown and then redeem all of your Shares at the end of the periods, but does not include transaction fees on purchases and redemptions of Shares. It also assumes that your investment has a 5% return each year and that the Emerging Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Emerging Markets Bull 3X Shares	$96	$300
Emerging Markets Bear 3X Shares	$97	$305

Risks. The principal risks of investing in the Emerging Funds are Tracking Error Risk, Aggressive Investment Techniques Risk, Leverage Risk, Counterparty Risk, Non-Diversification Risk, Interest Rate Risk, Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Equity Securities Risk, Foreign Securities Risk, Currency Exchange Rate Risk, Market Risk, Credit Risk and Lower-Quality Debt Securities Risk, Valuation Time Risk, Emerging Markets Risk, Daily Correlation Risk, Daily Rebalancing and Market Volatility Risk, Depositary Receipt Risk (Emerging Markets Bull 3X Shares only) and Special Risks of Exchange-Traded Funds.

Additional risks of investing in the Emerging Markets Bear 3X Shares are Shorting Risk and Inverse Correlation Risk. For more information on the risks of the Emerging Funds, including a description of each risk, please refer to the “Principal Risks” section above.

BRIC Bull 3X Shares

BRIC Bear 3X Shares

Investment Objective. The BRIC Bull 3X Shares seeks daily investment results, before fees and expenses, of 300% of the price

20  DIREXION FUNDS PROSPECTUS

performance of the BNY BRIC Select ADR Index®. The BRIC Bear 3X Shares seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the price performance of the BNY BRIC Select ADR Index®. (Collectively, the BRIC Bull 3X Shares and the BRIC Bear 3X Shares are referred to as the “BRIC Funds”).

Each of the four countries included in the BNY BRIC Select ADR Index® — Brazil, Russia, India and China — is considered an “emerging market.” The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than more developed economies.

Principal Investment Strategy. The BRIC Bull 3X Shares, under normal circumstances, creates long positions by investing at least 80% of its net assets in the equity securities that comprise the BNY BRIC Select ADR Index® and/or: Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the BNY BRIC Select ADR Index®. The BRIC Bear 3X Shares does not invest in equity securities. Under normal circumstances, it creates short positions by investing at least 80% of its net assets in Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the BNY BRIC Select ADR Index®, and the remainder in Money Market Instruments. On a day-to-day basis, the BRIC Bull 3X Shares also holds Money Market Instruments.

Target Index. The Bank of New York BRIC Select ADR IndexSM is a free float-adjusted capitalization-weighted index designed by the Bank of New York to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and which also have depositary receipts that trade on a U.S. exchange or on the NASDAQ. Decisions regarding additions to and deletions form the Index are guided by conditions established by the bank of New York with the intention of creating and maintaining a benchmark for emerging market equity performance. The index currently includes securities from issuers in the following countries, among others: Argentina, Brazil, China, India, Indonesia, Israel, Korea, Russia, Taiwan, South Africa and Taiwan. As of April 30, 2008, the index had 50 components with an average market capitalization of over $35.8 billion dollars and a median market capitalization of $19.9 billion dollars.

Performance. The BRIC Funds are newly organized and have not yet commenced operations; therefore, performance information is not yet available.

Fees and Expenses. These tables describe the estimated fees and expenses that you may pay if you buy, hold or sell Creation Units of the BRIC Funds. Annual fund operating expenses are estimates. Investors purchasing Shares in the secondary market will not directly pay the transaction fees paid by Authorized Participants,(1) but may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Operating Expenses(2)  (as a percentage of daily assets):

BRIC Bull 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.21%

Total Annual Operating Expenses	0.96%

Expense Waiver/Reimbursement	0.01%
Net Annual Operating Expenses	0.95%

BRIC Bear 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.25%

Total Annual Operating Expenses	1.00%

Expense Waiver/Reimbursement	0.05%
Net Annual Operating Expenses	0.95%

(1)	For both the BRIC Bull 3X Shares and the BRIC Bear 3X Shares, a fixed transaction fee of $500 will be charged when you create or redeem Creation Units regardless of the number of Shares redeemed on the date of the transaction. For the BRIC Funds, a variable transaction fee of up to 0.15% of the value of each Creation Unit will be charged to offset costs associated with processing the order. An additional fee of up to 3 times the fixed per order transaction fee plus up to 0.15% of the value of each Creation Unit may be charged if you do not create or redeem Shares through the Continuous Net Settlement System of the NSCC, or in circumstances in which cash is substituted for certain securities. Such transactions are allowed at the sole discretion of a Fund.

(2)	Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the BRIC Funds for Other Expenses through March 1, 2009, for the BRIC Bull 3X Shares and the BRIC Bear 3X Shares to the extent that each BRIC Fund’s Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each BRIC Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

(3)	The BRIC Funds have adopted a Rule 12b-1 Plan pursuant to which the Funds may be subject to an annual Rule 12b-1 fee of up to 0.25%. No Rule 12b-1 fee is currently being charged to the BRIC Funds.

(4)	Other Expenses include organizational costs, fees paid for legal services and audit fees, printing costs, registration fees,

DIREXION FUNDS PROSPECTUS  21

administration, custodial, transfer agency, fund accounting and other customary fund expenses.

(5)	The BRIC Bear 3X Shares may take short positions in securities. Estimated additional expenses associated with these investments are included in the calculation above.

Expense Example

The table below is intended to help you compare the cost of investing in the BRIC Funds with the cost of investing in other funds. Investors should note that the following examples are for illustration purposes only and are not meant to suggest actual or expected fees and expenses or returns, all of which may vary. The BRIC Bull 3X Shares issues and redeems Shares in Creation Units for cash and also on an in-kind basis. The BRIC Bear 3X Shares issues and redeems Shares in Creation Units for cash. Shares are issued and redeemed in Creation Unit aggregations only. The example does not include the brokerage commissions that secondary market investors may incur to buy and sell Shares.

The table assumes that you invest $10,000 in Creation Units of the BRIC Funds for the periods shown and then redeem all of your Shares at the end of the periods, but does not include transaction fees on purchases and redemptions of Shares. It also assumes that your investment has a 5% return each year and that the BRIC Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

BRIC Bull 3X Shares	$97	$305
BRIC Bear 3X Shares	$97	$313

Risks. The principal risks of investing in the BRIC Funds are Tracking Error Risk, Aggressive Investment Techniques Risk, Leverage Risk, Counterparty Risk, Non-Diversification Risk, Interest Rate Risk, Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Equity Securities Risk, Foreign Securities Risk, Currency Exchange Rate Risk, Emerging Markets Risk, Market Risk, Credit Risk and Lower-Quality Debt Securities Risk, Valuation Time Risk, Geographic Concentration Risk, Daily Correlation Risk, Daily Rebalancing and Market Volatility Risk, Depositary Receipt Risk (BRIC Bull 3X Shares only) and Special Risks of Exchange-Traded Funds.

Additional risks of investing in the BRIC Bear 3X Shares are Shorting Risk and Inverse Correlation Risk. For more information on the risks of the BRIC Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Also, it is important to understand the risks in each of the four countries comprising the BRIC Index.

Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of the currency of Brazil. These factors have led to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices.

China is a totalitarian country and the central government has historically exercised substantial control over virtually every sector of the Chinese economy. Government power raises the risk of nationalization, expropriation, or confiscation of property. The legal system is still developing and the ability to obtain or enforce judgments is uncertain. China’s relationship with Taiwan is poor and the possibility of military action exists. China differs, often unfavorably, from more developed countries in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others.

India has substantial governmental involvement in the economy, higher rates of inflation and greater political, economic and social uncertainty. Furthermore, future actions of the Indian Government or religious and ethnic unrest could have a significant impact on the economy. Finally, the relationship between Pakistan and India remains delicate and a cause for concern.

Russia is undergoing dramatic economic, political and social changes and investments in Russian securities may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments. The absence of developed legal structures governing private or foreign investments and private property makes expropriation of property or loss of property through fraud or negligence possible. The Russia central government retains considerable control, directly and indirectly, over the private sector and government action may negatively impact the Fund’s investment portfolio through a range of possible actions. Russia remains a commodity-based economy, and declines in the prices of commodities will cause declines in the value of Russian securities.

China Bull 3X Shares

China Bear 3X Shares

Investment Objective. The China Bull 3X Shares seeks daily investment results, before fees and expenses, of 300% of the price performance of the BNY China Select ADR Index (the “China Index’’). The China Bear 3X Shares seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the price performance of the China Index. (Collectively, the China Bull 3X Shares and China Bear 3X Shares are referred to as the “China Funds”).

China is considered an “emerging market.” The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets have the potential for

22  DIREXION FUNDS PROSPECTUS

significantly higher or lower rates of return and carry greater risks than more developed economies.

Principal Investment Strategy. The China Bull 3X Shares, under normal circumstances, creates long positions by investing at least 80% of its net assets in the equity securities that comprise the China Index and/or: Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the China Index. The China Bear 3X Shares does not invest in equity securities. Under normal circumstances, it creates short positions by investing at least 80% of its net assets in Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the China Index, and the remainder in Money Market Instruments. On a day-to-day basis, the China Bull 3X Shares also holds Money Market Instruments.

Target Index. The BNY China Select ADR Index is a free float-adjusted capitalization-weighted index designed by the Bank of New York to track the performance of a basket of companies who have their primary equity listing on a stock exchange in China and which also have depositary receipts that trade on a U.S. exchange or on the NASDAQ. Decisions regarding additions to and deletions form the Index are guided by conditions established by the bank of New York with the intention of creating and maintaining a benchmark for emerging market equity performance. As of April 30, 2008, the index comprised of ADRs of 40 companies with an average market capitalization of over $14.3 billion dollars and a median market capitalization of $2.4 billion dollars.

Performance. The China Funds are newly organized and have not yet commenced operations; therefore, performance information is not yet available.

Fees and Expenses. These tables describe the estimated fees and expenses that you may pay if you buy, hold or sell Creation Units of the China Funds. Annual fund operating expenses are estimates. Investors purchasing Shares in the secondary market will not directly pay the transaction fees paid by Authorized Participants,(1) but may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Operating Expenses(2)  (as a percentage of daily assets):

China Bull 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.19%

Total Annual Operating Expenses	0.94%

China Bear 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.21%

Total Annual Operating Expenses	0.96%

Expense Waiver/Reimbursement	0.01%
Net Annual Operating Expenses	0.95%

(1)	For both the China Bull 3X Shares and the China Bear 3X Shares, a fixed transaction fee of $500 will be charged when you create or redeem Creation Units regardless of the number of Shares redeemed on the date of the transaction. For the China Funds, a variable transaction fee of up to 0.15% of the value of each Creation Unit will be charged to offset costs associated with processing the order. An additional fee of up to 3 times the fixed per order transaction fee plus up to 0.15% of the value of each Creation Unit may be charged if you do not create or redeem Shares through the Continuous Net Settlement System of the NSCC, or in circumstances in which cash is substituted for certain securities. Such transactions are allowed at the sole discretion of a Fund.

(2)	Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the China Funds for Other Expenses through March 1, 2009, for the China Bull 3X Shares and the China Bear 3X Shares to the extent that each China Fund’s Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each China Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

(3)	The China Funds have adopted a Rule 12b-1 Plan pursuant to which the Funds may be subject to an annual Rule 12b-1 fee of up to 0.25%. No Rule 12b-1 fee is currently being charged to the China Funds.

(4)	Other Expenses include organizational costs, fees paid for legal services and audit fees, printing costs, registration fees, administration, custodial, transfer agency, fund accounting and other customary fund expenses.

(5)	The China Bear 3X Shares may take short positions in securities. Estimated additional expenses associated with these investments are included in the calculation above.

Expense Example

The table below is intended to help you compare the cost of investing in the China Funds with the cost of investing in other funds. Investors should note that the following examples are for illustration purposes only and are not meant to suggest actual or expected fees and expenses or returns, all of which may vary. The China Bull 3X Shares issues and redeems Shares in Creation Units for cash and also on an in-kind basis. The China Bear 3X Shares issues and redeems Shares in Creation Units for cash. Shares are issued and redeemed in Creation Unit aggregations only. The example does not include the brokerage commissions that secondary market investors may incur to buy and sell Shares.

The table assumes that you invest $10,000 in Creation Units of the China Funds for the periods shown and then redeem all of your Shares at the end of the periods, but does not include transaction fees on purchases and redemptions of Shares. It also

DIREXION FUNDS PROSPECTUS  23

assumes that your investment has a 5% return each year and that the China Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

China Bull 3X Shares	$96	$300
China Bear 3X Shares	$97	$305

Risks. The principal risks of investing in the China Funds are Tracking Error Risk, Aggressive Investment Techniques Risk, Leverage Risk, Counterparty Risk, Non-Diversification Risk, Interest Rate Risk, Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Equity Securities Risk, Foreign Securities Risk, Currency Exchange Rate Risk, Emerging Markets Risk, Market Risk, Credit Risk and Lower-Quality Debt Securities Risk, Valuation Time Risk, Geographic Concentration Risk, Daily Correlation Risk, Daily Rebalancing and Market Volatility Risk, Depositary Receipt Risk (China Bull 3X Shares only) and Special Risks of Exchange-Traded Funds.

Additional risks of investing in the China Bear 3X Shares are Shorting Risk and Inverse Correlation Risk. For more information on the China Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Also, it is important to note that China is a totalitarian country and the central government has historically exercised substantial control over virtually every sector of the Chinese economy. Government power raises the risk of nationalization, expropriation, or confiscation of property. The legal system is still developing and the ability to obtain or enforce judgments is uncertain. China’s relationship with Taiwan is poor and the possibility of military action exists. China differs, often unfavorably, from more developed countries in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others.

India Bull 3X Shares

India Bear 3X Shares

Investment Objective. The India Bull 3X Shares seeks daily investment results, before fees and expenses, of 300% of the price performance of the Indus India Index (“India Index”). The India Bear 3X Shares seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the price performance of the India Index. (Collectively, the India Bull 3X Shares and India Bear 3X Shares are referred to as the “India Funds”).

India is considered an “emerging market.” The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than more developed economies.

Principal Investment Strategy. The India Bull 3X Shares, under normal circumstances, creates long positions by investing at least 80% of its net assets in the equity securities that comprise the India Index and/or: Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the India Index. The India Bear 3X Shares does not invest in equity securities. Under normal circumstances, it creates short positions by investing at least 80% of its net assets in Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the India Index, and the remainder in Money Market Instruments. On a day-to-day basis, the India Bull 3X Shares also holds Money Market Instruments.

Target Index. The Indus India Index, which is designed to replicate the Indian equity markets as a whole, through a group of 50 Indian stocks selected from a universe of the largest companies listed on two major Indian exchanges. The India Index has 50 constituents, spread among the following sectors: Information Technology, Health Services, Financial Services, Heavy Industry, Consumer Products and Other. The India Index is supervised by an index committee, comprised of representatives of the Index Provider and members of academia specializing in emerging markets.

Performance. The India Funds are newly organized and have not yet commenced operations; therefore, performance information is not yet available.

Fees and Expenses. These tables describe the estimated fees and expenses that you may pay if you buy, hold or sell Creation Units of the India Funds. Annual fund operating expenses are estimates. Investors purchasing Shares in the secondary market will not directly pay the transaction fees paid by Authorized Participants,(1) but may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Operating Expenses(2)  (as a percentage of daily assets):

India Bull 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.21%

Total Annual Operating Expenses	0.96%

Expense Waiver/Reimbursement	0.01%
Net Annual Operating Expenses	0.95%

India Bear 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.25%

Total Annual Operating Expenses	1.00%

Expense Waiver/Reimbursement	0.05%
Net Annual Operating Expenses	0.95%

24  DIREXION FUNDS PROSPECTUS

(1)	For the India Bull 3X Shares and the India Bear 3X Shares, fixed transaction fees of $2,500 and $500, respectively, will be charged when you create or redeem Creation Units regardless of the number of Shares redeemed on the date of the transaction. For the India Funds, a variable transaction fee of up to 0.15% of the value of each Creation Unit will be charged to offset costs associated with processing the order. An additional fee of up to 3 times the fixed per order transaction fee plus up to 0.15% of the value of each Creation Unit may be charged if you do not create or redeem Shares through the Continuous Net Settlement System of the NSCC, or in circumstances in which cash is substituted for certain securities. Such transactions are allowed at the sole discretion of a Fund.

(2)	Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the India Funds for Other Expenses through March 1, 2009, for the India Bull 3X Shares and the India Bear 3X Shares to the extent that each India Fund’s Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each India Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

(3)	The India Funds have adopted a Rule 12b-1 Plan pursuant to which the Funds may be subject to an annual Rule 12b-1 fee of up to 0.25%. No Rule 12b-1 fee is currently being charged to the India Funds.

(4)	Other Expenses include organizational costs, fees paid for legal services and audit fees, printing costs, registration fees, administration, custodial, transfer agency, fund accounting and other customary fund expenses.

(5)	The India Bear 3X Shares may take short positions in securities. Estimated additional expenses associated with these investments are included in the calculation above.

Expense Example

The table below is intended to help you compare the cost of investing in the India Funds with the cost of investing in other funds. Investors should note that the following examples are for illustration purposes only and are not meant to suggest actual or expected fees and expenses or returns, all of which may vary. The India Bull 3X Shares issues and redeems Shares in Creation Units for cash and also on an in-kind basis. The India Bear 3X Shares issues and redeems Shares in Creation Units for cash. Shares are issued and redeemed in Creation Unit aggregations only. The example does not include the brokerage commissions that secondary market investors may incur to buy and sell Shares.

The table assumes that you invest $10,000 in Creation Units of the India Funds for the periods shown and then redeem all of your Shares at the end of the periods, but does not include transaction fees on purchases and redemptions of Shares. It also assumes that your investment has a 5% return each year and that the India Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

India Bull 3X Shares	$97	$305
India Bear 3X Shares	$97	$313

Risks. The principal risks of investing in the India Funds are Tracking Error Risk, Aggressive Investment Techniques Risk, Leverage Risk, Counterparty Risk, Non-Diversification Risk, Interest Rate Risk, Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Equity Securities Risk, Foreign Securities Risk, Currency Exchange Rate Risk, Emerging Markets Risk, Market Risk, Credit Risk and Lower-Quality Debt Securities Risk, Valuation Time Risk, Geographic Concentration Risk, Daily Correlation Risk, Daily Rebalancing and Market Volatility Risk, Depositary Receipt Risk (India Bull 3X Shares only) and Special Risks of Exchange-Traded Funds.

Additional risks of investing in the India Bear 3X Shares are Shorting Risk and Inverse Correlation Risk. For more information on the India Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Also, in is important to note that India has substantial governmental involvement in the economy, higher rates of inflation and greater political, economic and social uncertainty. Furthermore, future actions of the Indian Government or religious and ethnic unrest could have a significant impact on the economy. Finally, the relationship between Pakistan and India remains delicate and a cause for concern.

Latin America Bull 3X Shares

Latin America Bear 3X Shares

Investment Objective. The Latin America Bull 3X Shares seeks daily investment results, before fees and expenses, of 300% of the price performance of the S&P Latin America 40 Index (“Latin America Index”). The Latin America Bear 3X Shares seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the price performance of the Latin America Index. (Collectively, the Latin America Bull 3X Shares and Latin America Bear 3X Shares are referred to as the “Latin America Funds”).

Latin America is considered an “emerging market.” The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than more developed economies.

DIREXION FUNDS PROSPECTUS  25

Principal Investment Strategy. The Latin America Bull 3X Shares, under normal circumstances, creates long positions by investing at least 80% of its net assets in the equity securities that comprise the Latin America Index and/or: Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Latin America Index. The Latin America Bear 3X Shares does not invest in equity securities. Under normal circumstances, it creates short positions by investing at least 80% of its net assets in Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Latin America Index, and the remainder in Money Market Instruments. On a day-to-day basis, the Latin America Bull 3X Shares also holds Money Market Instruments.

Target Index. The S&P Latin America 40 Index is an equity index drawn from four major Latin American markets: Argentina, Brazil, Chile and Mexico. The index constituents are leading, large liquid companies from the Latin American markets with a total market capitalization of $505 billion and a median market capitalization of $5 billion, each as of December 31, 2007. Brazil, Mexico, Chile and Argentina provide 18, 10, 10 and 2 companies, respectively. The Brazilian companies provide 63% of the market capitalization of the index, with Mexican, Chilean and Argentinean companies accounting for 27%, 7% and 3%, respectively.

Performance. The Latin America Funds are newly organized and have not yet commenced operations; therefore, performance information is not yet available.

Fees and Expenses. These tables describe the estimated fees and expenses that you may pay if you buy, hold or sell Creation Units of the Latin America Funds. Annual fund operating expenses are estimates. Investors purchasing Shares in the secondary market will not directly pay the transaction fees paid by Authorized Participants,(1) but may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Operating Expenses(2)  (as a percentage of daily assets):

Latin America Bull 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.19%

Total Annual Operating Expenses	0.94%

Latin America Bear 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.21%

Total Annual Operating Expenses	0.96%

Expense Waiver/Reimbursement	0.01%
Net Annual Operating Expenses	0.95%

(1)	For both the Latin America Bull 3X Shares and the Latin America Bear 3X Shares, a fixed transaction fee of $500 will be charged when you create or redeem Creation Units regardless of the number of Shares redeemed on the date of the transaction. For the Latin America Funds, a variable transaction fee of up to 0.15% of the value of each Creation Unit will be charged to offset costs associated with processing the order. An additional fee of up to 3 times the fixed per order transaction fee plus up to 0.15% of the value of each Creation Unit may be charged if you do not create or redeem Shares through the Continuous Net Settlement System of the NSCC, or in circumstances in which cash is substituted for certain securities. Such transactions are allowed at the sole discretion of a Fund.

(2)	Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Latin America Funds for Other Expenses through March 1, 2009, for the Latin America Bull 3X Shares and the Latin America Bear 3X Shares to the extent that each Latin America Fund’s Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Latin America Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

(3)	The Latin America Funds have adopted a Rule 12b-1 Plan pursuant to which the Funds may be subject to an annual Rule 12b-1 fee of up to 0.25%. No Rule 12b-1 fee is currently being charged to the Latin America Funds.

(4)	Other Expenses include organizational costs, fees paid for legal services and audit fees, printing costs, registration fees, administration, custodial, transfer agency, fund accounting and other customary fund expenses.

(5)	The Latin America Bear 3X Shares may take short positions in securities. Estimated additional expenses associated with these investments are included in the calculation above.

Expense Example

The table below is intended to help you compare the cost of investing in the Latin America Funds with the cost of investing in other funds. Investors should note that the following examples are for illustration purposes only and are not meant to suggest actual or expected fees and expenses or returns, all of which may vary. The Latin America Bull 3X Shares issues and redeems Shares in Creation Units for cash and also on an in-kind basis. The Latin America Bear 3X Shares issues and redeems Shares in Creation Units for cash. Shares are issued and redeemed in Creation Unit aggregations only. The example does not include the brokerage commissions that secondary market investors may incur to buy and sell Shares.

The table assumes that you invest $10,000 in Creation Units of the Latin America Funds for the periods shown and then redeem all of your Shares at the end of the periods, but does not include transaction fees on purchases and redemptions of Shares. It also assumes that your investment has a 5% return each year and that

26  DIREXION FUNDS PROSPECTUS

the Latin America Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Latin America Bull 3X Shares	$96	$300
Latin America Bear 3X Shares	$97	$305

Risks. The principal risks of investing in the Latin America Funds are Tracking Error Risk, Aggressive Investment Techniques Risk, Leverage Risk, Counterparty Risk, Non-Diversification Risk, Interest Rate Risk, Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Equity Securities Risk, Foreign Securities Risk, Currency Exchange Rate Risk, Emerging Markets Risk, Market Risk, Credit Risk and Lower-Quality Debt Securities Risk, Valuation Time Risk, Geographic Concentration Risk, Daily Correlation Risk, Daily Rebalancing and Market Volatility Risk, Depositary Receipt Risk (Latin America Bull 3X Shares only), and Special Risks of Exchange-Traded Funds.

Additional risks of investing in the Latin America Bear 3X Shares are Shorting Risk and Inverse Correlation Risk. For more information on the Latin America Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Also, it is important to note that Latin America has generally been characterized by substantial economic instability resulting from, among other things, political unrest, high interest and inflation rates, currency devaluations and government deficits. The economies of Latin America are heavily dependent on the health of the U.S. economy and, because commodities such as oil and gas, minerals, and metals, represent a significant percentage of the region’s exports, the economies of Latin American countries are sensitive to fluctuations in commodity prices. The economies of the countries in the region may be impacted by the policies or economic problems of other Latin American countries. As a result of these factors, an investment in the Latin America Funds may experience significant volatility.

SPECIALTY FUNDS

Clean Energy Bull 3X Shares

Clean Energy Bear 3X Shares

Investment Objective. The Clean Energy Bull 3X Shares seeks daily investment results, before fees and expenses, of 300% of the price performance of the S&P Global Clean Energy IndexTM (“Clean Energy Index”). The Clean Energy Bear 3X Shares seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the price performance of the Clean Energy Index. (Collectively, the Clean Energy Bull 3X Shares and Clean Energy Bear 3X Shares are referred to as the “Clean Energy Funds”).

Principal Investment Strategy. The Clean Energy Bull 3X Shares, under normal circumstances, creates long positions by investing at least 80% of its net assets in the equity securities that comprise the Clean Energy Index and/or: Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Clean Energy Index. The Clean Energy Bear 3X Shares does not invest in equity securities. Under normal circumstances, it creates short positions by investing at least 80% of its net assets in Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Clean Energy Index, and the remainder in Money Market Instruments. On a day-to-day basis, the Clean Energy Bull 3X Shares also holds Money Market Instruments.

Target Index. The S&P Global Clean Energy IndexTM is designed to provide liquid and tradable exposure to 30 companies from around the world that are involved in clean energy related businesses. The index is comprised of a diversified mix of clean energy production, clean energy technology and equipment provider companies.

Performance. The Clean Energy Funds are newly organized and have not yet commenced operations; therefore, performance information is not yet available.

Fees and Expenses. These tables describe the estimated fees and expenses that you may pay if you buy, hold or sell Creation Units of the Clean Energy Funds. Annual fund operating expenses are estimates. Investors purchasing Shares in the secondary market will not directly pay the transaction fees paid by Authorized Participants,(1) but may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Operating Expenses(2)  (as a percentage of daily assets):

Clean Energy Bull 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.25%
Total Annual Operating Expenses	1.00%
Expense Waiver/Reimbursement	0.05%

Net Annual Operating Expenses	0.95%

Clean Energy Bear 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.27%

Total Annual Operating Expenses	1.02%

Expense Waiver/Reimbursement	0.07%
Net Annual Operating Expenses	0.95%

(1)	For both the Clean Energy Bull 3X Shares and the Clean Energy Bear 3X Shares, a fixed transaction fee of $500 will be

DIREXION FUNDS PROSPECTUS  27

charged when you create or redeem Creation Units regardless of the number of Shares redeemed on the date of the transaction. For the Clean Energy Funds, a variable transaction fee of up to 0.15% of the value of each Creation Unit will be charged to offset costs associated with processing the order. An additional fee of up to 3 times the fixed per order transaction fee plus up to 0.15% of the value of each Creation Unit may be charged if you do not create or redeem Shares through the Continuous Net Settlement System of the NSCC, or in circumstances in which cash is substituted for certain securities. Such transactions are allowed at the sole discretion of a Fund.

(2)	Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Clean Energy Funds for Other Expenses through March 1, 2009, for the Clean Energy Bull 3X Shares and the Clean Energy Bear 3X Shares to the extent that each Clean Energy Fund’s Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Clean Energy Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

(3)	The Clean Energy Funds have adopted a Rule 12b-1 Plan pursuant to which the Funds may be subject to an annual Rule 12b-1 fee of up to 0.25%. No Rule 12b-1 fee is currently being charged to the Clean Energy Funds.

(4)	Other Expenses include organizational costs, fees paid for legal services and audit fees, printing costs, registration fees, administration, custodial, transfer agency, fund accounting and other customary fund expenses.

(5)	The Clean Energy Bear 3X Shares may take short positions in securities. Estimated additional expenses associated with these investments are included in the calculation above.

Expense Example

The table below is intended to help you compare the cost of investing in the Clean Energy Funds with the cost of investing in other funds. Investors should note that the following examples are for illustration purposes only and are not meant to suggest actual or expected fees and expenses or returns, all of which may vary. The Clean Energy Bull 3X Shares issues and redeems Shares in Creation Units for cash and also on an in-kind basis. The Clean Energy Bear 3X Shares issues and redeems Shares in Creation Units for cash. Shares are issued and redeemed in Creation Unit aggregations only. The example does not include the brokerage commissions that secondary market investors may incur to buy and sell Shares.

The table assumes that you invest $10,000 in Creation Units of the Clean Energy Funds for the periods shown and then redeem all of your Shares at the end of the periods, but does not include transaction fees on purchases and redemptions of Shares. It also assumes that your investment has a 5% return each year and that the Clean Energy Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Clean Energy Bull 3X Shares	$97	$313
Clean Energy Bear 3X Shares	$97	$318

Risks. The principal risks of investing in the Clean Energy Funds are Tracking Error Risk, Aggressive Investment Techniques Risk, Leverage Risk, Counterparty Risk, Non-Diversification Risk, Interest Rate Risk, Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Market Risk, Credit Risk and Lower-Quality Debt Securities Risk, Concentration Risk, Equity Securities Risk, Energy Securities Risk, Daily Correlation Risk, Daily Rebalancing and Market Volatility Risk and Special Risks of Exchange-Traded Funds.

Additional risks of investing in the Clean Energy Bear 3X Shares are Shorting Risk and Inverse Correlation Risk. For more information on the Clean Energy Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Energy Bull 3X Shares

Energy Bear 3X Shares

Investment Objective. The Energy Bull 3X Shares seeks daily investment results, before fees and expenses, of 300% of the price performance of the Russell 1000® Energy Index (“Energy Index”). The Energy Bear 3X Shares seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the price performance of the Energy Index. (Collectively, the Energy Bull 3X Shares and Energy Bear 3X Shares are referred to as the “Energy Funds”).

Principal Investment Strategy. The Energy Bull 3X Shares, under normal circumstances, creates long positions by investing at least 80% of its net assets in the equity securities that comprise the Energy Index and/or: Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Energy Index. The Energy Bear 3X Shares does not invest in equity securities. Under normal circumstances, it creates short positions by investing at least 80% of its net assets in Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Energy Index, and the remainder in Money Market Instruments. On a day-to-day basis, the Energy Bull 3X Shares also holds Money Market Instruments.

Target Index. The Russell 1000® Energy Index is a capitalization-weighted index of companies engaged in energy-related businesses, such as oil companies involved in the exploration, production, servicing, drilling and refining processes, and companies primarily involved in the production and mining of coal and other fuels used in the generation of consumable energy. Also included are gas distribution, gas pipeline and related companies. These companies span a broad range of industries including: domestic, international

28  DIREXION FUNDS PROSPECTUS

and crude oil producers, offshore drilling, oil well equipment and service, machinery and energy equipment, coal, utilities, gas pipelines and miscellaneous energy services.

Performance. No performance information is presented for the Energy Funds because they do not have performance for a complete calendar year. In the future, performance information for the Energy Funds will be presented in this section.

Fees and Expenses. These tables describe the estimated fees and expenses that you may pay if you buy, hold or sell Creation Units of the Energy Funds. Annual fund operating expenses are estimates. Investors purchasing Shares in the secondary market will not directly pay the transaction fees paid by Authorized Participants,(1) but may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Operating Expenses(2)  (as a percentage of daily assets):

Energy Bull 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.19%

Total Annual Operating Expenses	0.94%

Energy Bear 3X Shares
Management Fees	0.75%
Distribution and/or Service	0.00%
(12b-1) Fees(3)
Other Expenses(4)(5)	0.21%

Total Annual Operating Expenses	0.96%

Expense Waiver/Reimbursement	0.01%
Net Annual Operating Expenses	0.95%

(1)	For both the Energy Bull 3X Shares and the Energy Bear 3X Shares, a fixed transaction fee of $500 will be charged when you create or redeem Creation Units regardless of the number of Shares redeemed on the date of the transaction. For the Energy Funds, a variable transaction fee of up to 0.15% of the value of each Creation Unit will be charged to offset costs associated with processing the order. An additional fee of up to 3 times the fixed per order transaction fee plus up to 0.15% of the value of each Creation Unit may be charged if you do not create or redeem Shares through the Continuous Net Settlement System of the NSCC, or in circumstances in which cash is substituted for certain securities. Such transactions are allowed at the sole discretion of a Fund.

(2)	Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Energy Funds for Other Expenses through March 1, 2009, for the Energy Bull 3X Shares and the Energy Bear 3X Shares to the extent that each Energy Fund’s Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Energy Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

(3)	The Energy Funds have adopted a Rule 12b-1 Plan pursuant to which the Funds may be subject to an annual Rule 12b-1 fee of up to 0.25%. No Rule 12b-1 fee is currently being charged to the Energy Funds.

(4)	Other Expenses include organizational costs, fees paid for legal services and audit fees, printing costs, registration fees, administration, custodial, transfer agency, fund accounting and other customary fund expenses.

(5)	The Energy Bear 3X Shares may take short positions in securities. Estimated additional expenses associated with these investments are included in the calculation above.

Expense Example

The table below is intended to help you compare the cost of investing in the Energy Funds with the cost of investing in other funds. Investors should note that the following examples are for illustration purposes only and are not meant to suggest actual or expected fees and expenses or returns, all of which may vary. The Energy Bull 3X Shares issues and redeems Shares in Creation Units for cash and also on an in-kind basis. The Energy Bear 3X Shares issues and redeems Shares in Creation Units for cash. Shares are issued and redeemed in Creation Unit aggregations only. The example does not include the brokerage commissions that secondary market investors may incur to buy and sell Shares.

The table assumes that you invest $10,000 in Creation Units of the Energy Funds for the periods shown and then redeem all of your Shares at the end of the periods, but does not include transaction fees on purchases and redemptions of Shares. It also assumes that your investment has a 5% return each year and that the Energy Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Energy Bull 3X Shares	$96	$300
Energy Bear 3X Shares	$97	$305

Risks. The principal risks of investing in the Energy Funds are Tracking Error Risk, Aggressive Investment Techniques Risk, Leverage Risk, Counterparty Risk, Non-Diversification Risk, Interest Rate Risk, Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Market Risk, Credit Risk and Lower-Quality Debt Securities Risk, Concentration Risk, Equity Securities Risk, Energy Securities Risk, Daily Correlation Risk, Daily Rebalancing and Market Volatility Risk and Special Risks of Exchange-Traded Funds.

Additional risks of investing in the Energy Bear 3X Shares are Shorting Risk and Inverse Correlation Risk. For more information on the Energy Funds, including a description of each risk, please refer to the “Principal Risks” section above.

DIREXION FUNDS PROSPECTUS  29

Financial Bull 3X Shares

Financial Bear 3X Shares

Investment Objective. The Financial Bull 3X Shares seeks daily investment results, before fees and expenses, of 300% of the price performance of the Russell 1000® Financial Services Index (“Financial Index”). The Financial Bear 3X Shares seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the price performance of the Financial Index. (Collectively, the Financial Bull 3X Shares and Financial Bear 3X Shares are referred to as the “Financial Funds”).

Principal Investment Strategy. The Financial Bull 3X Shares, under normal circumstances, creates long positions by investing at least 80% of its net assets in the equity securities that comprise the Financial Index and/or: Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Financial Index. The Financial Bear 3X Shares does not invest in equity securities. Under normal circumstances, it creates short positions by investing at least 80% of its net assets in Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Financial Index, and the remainder in Money Market Instruments. On a day-to-day basis, the Financial Bull 3X Shares also holds Money Market Instruments.

Target Index. The Russell 1000® Financial Services Index is a capitalization-weighted index of companies that provide financial services. As of April 30, 2008, the index had 227 components, derived from the Russell 1000® Index with an average market capitalization of over $11 billion dollars and a median market capitalization of $4.4 billion dollars.

Performance. No performance information is presented for the Financial Funds because they do not have performance for a complete calendar year. In the future, performance information for the Financial Funds will be presented in this section.

Fees and Expenses. These tables describe the estimated fees and expenses that you may pay if you buy, hold or sell Creation Units of the Financial Funds. Annual fund operating expenses are estimates. Investors purchasing Shares in the secondary market will not directly pay the transaction fees paid by Authorized Participants,(1) but may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Operating Expenses(2)  (as a percentage of daily assets):

Financial Bull 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.19%

Total Annual Operating Expenses	0.94%

Financial Bear 3X Shares
Management Fees	0.75%
Distribution and/or Service	0.00%
(12b-1) Fees(3)
Other Expenses(4)(5)	0.19%

Total Annual Operating Expenses	0.94%

(1)	For the Financial Bull 3X Shares and the Financial Bear 3X Shares, fixed transaction fees of $1,250 and $500, respectively, will be charged when you create or redeem Creation Units regardless of the number of Shares redeemed on the date of the transaction. For the Financial Funds, a variable transaction fee of up to 0.15% of the value of each Creation Unit will be charged to offset costs associated with processing the order. An additional fee of up to 3 times the fixed per order transaction fee plus up to 0.15% of the value of each Creation Unit may be charged if you do not create or redeem Shares through the Continuous Net Settlement System of the NSCC, or in circumstances in which cash is substituted for certain securities. Such transactions are allowed at the sole discretion of a Fund.

(2)	Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Financial Funds for Other Expenses through March 1, 2009, for the Financial Bull 3X Shares and the Financial Bear 3X Shares to the extent that each Financial Fund’s Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Financial Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

(3)	The Financial Funds have adopted a Rule 12b-1 Plan pursuant to which the Funds may be subject to an annual Rule 12b-1 fee of up to 0.25%. No Rule 12b-1 fee is currently being charged to the Financial Funds.

(4)	Other Expenses include organizational costs, fees paid for legal services and audit fees, printing costs, registration fees, administration, custodial, transfer agency, fund accounting and other customary fund expenses.

(5)	The Financial Bear 3X Shares may take short positions in securities. Estimated additional expenses associated with these investments are included in the calculation above.

30  DIREXION FUNDS PROSPECTUS

Expense Example

The table below is intended to help you compare the cost of investing in the Financial Funds with the cost of investing in other funds. Investors should note that the following examples are for illustration purposes only and are not meant to suggest actual or expected fees and expenses or returns, all of which may vary. The Financial Bull 3X Shares issues and redeems Shares in Creation Units for cash and also on an in-kind basis. The Financial Bear 3X Shares issues and redeems Shares in Creation Units for cash. Shares are issued and redeemed in Creation Unit aggregations only. The example does not include the brokerage commissions that secondary market investors may incur to buy and sell Shares.

The table assumes that you invest $10,000 in Creation Units of the Financial Funds for the periods shown and then redeem all of your Shares at the end of the periods, but does not include transaction fees on purchases and redemptions of Shares. It also assumes that your investment has a 5% return each year and that the Financial Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Financial Bull 3X Shares	$96	$300
Financial Bear 3X Shares	$96	$300

Risks. The principal risks of investing in the Financial Funds are Tracking Error Risk, Aggressive Investment Techniques Risk, Leverage Risk, Counterparty Risk, Non-Diversification Risk, Interest Rate Risk, Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Market Risk, Credit Risk and Lower-Quality Debt Securities Risk, Concentration Risk, Equity Securities Risk, Financial Services Companies Risk, Daily Correlation Risk, Daily Rebalancing and Market Volatility Risk and Special Risks of Exchange-Traded Funds.

Additional risks of investing in the Financial Bear 3X Shares are Shorting Risk and Inverse Correlation Risk. For more information on the Financial Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Technology Bull 3X Shares

Technology Bear 3X Shares

Investment Objective. The Technology Bull 3X Shares seeks daily investment results, before fees and expenses, of 300% of the price performance of the Russell 1000® Technology Index (the “Technology Index”). The Technology Bear 3X Shares seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the price performance of the Technology Index. (Collectively, Technology Bull 3X Shares and the Technology Bear 3X Shares are referred to as the “Technology Funds.”)

Principal Investment Strategy. The Technology Bull 3X Shares, under normal circumstances, creates long positions by investing at least 80% of its net assets in the equity securities that comprise the Technology Index and/or: Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Technology Index. The Technology Bear 3X Shares does not invest in equity securities. Under normal circumstances, it creates short positions by investing at least 80% of its net assets in Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Technology Index, and the remainder in Money Market Instruments. On a day-to-day basis, the Technology Bull 3X Shares also holds Money Market Instruments.

Target Index. The Russell 1000® Technology is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. The index currently has 105 components, derived from the Russell 1000, with an average market cap of over $19 billion dollars and a median market capitalization of $6.1 billion dollars as of April 30, 2008.

Performance. The Technology Funds are newly organized and have not yet commenced operations; therefore, performance information is not yet available.

Fees and Expenses. These tables describe the estimated fees and expenses that you may pay if you buy, hold or sell Creation Units of the Technology Funds. Annual fund operating expenses are estimates. Investors purchasing Shares in the secondary market will not directly pay the transaction fees paid by Authorized Participants,(1) but may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Operating Expenses(2)  (as a percentage of daily assets):

Technology Bull 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.19%

Total Annual Operating Expenses	0.94%

Technology Bear 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.21%

Total Annual Operating Expenses	0.96%

Expense Waiver/Reimbursement	0.01%
Net Annual Operating Expenses	0.95%

(1)	For the Technology Bull 3X Shares and the Technology Bear 3X Shares, fixed transaction fees of $1,000 and $500, respectively, will be charged when you create or redeem Creation Units regardless of the number of Shares redeemed on the date of the transaction. For the Technology Funds, a variable transaction fee of up to 0.15% of the value of each Creation Unit will be charged to offset costs associated with processing the order. An additional fee of up to 3 times the fixed per order transaction fee plus up to 0.15% of the value of each Creation Unit may be charged if you do not create or redeem Shares through the Continuous Net Settlement

DIREXION FUNDS PROSPECTUS  31

System of the NSCC, or in circumstances in which cash is substituted for certain securities. Such transactions are allowed at the sole discretion of a Fund.

(2)	Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Technology Funds for Other Expenses through March 1, 2009, for the Technology Bull 3X Shares and the Technology Bear 3X Shares to the extent that each Technology Fund’s Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Technology Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

(3)	The Technology Funds have adopted a Rule 12b-1 Plan pursuant to which the Funds may be subject to an annual Rule 12b-1 fee of up to 0.25%. No Rule 12b-1 fee is currently being charged to the Technology Funds.

(4)	Other Expenses include organizational costs, fees paid for legal services and audit fees, printing costs, registration fees, administration, custodial, transfer agency, fund accounting and other customary fund expenses.

(5)	The Technology Bear 3X Shares may take short positions in securities. Estimated additional expenses associated with these investments are included in the calculation above.

Expense Example

The table below is intended to help you compare the cost of investing in the Technology Funds with the cost of investing in other funds. Investors should note that the following examples are for illustration purposes only and are not meant to suggest actual or expected fees and expenses or returns, all of which may vary. The Technology Bull 3X Shares issues and redeems Shares in Creation Units for cash and also on an in-kind basis. The Technology Bear 3X Shares issues and redeems Shares in Creation Units for cash. Shares are issued and redeemed in Creation Unit aggregations only. The example does not include the brokerage commissions that secondary market investors may incur to buy and sell Shares.

The table assumes that you invest $10,000 in Creation Units of the Technology Funds for the periods shown and then redeem all of your Shares at the end of the periods, but does not include transaction fees on purchases and redemptions of Shares. It also assumes that your investment has a 5% return each year and that the Technology Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Technology Bull 3X Shares	$96	$300
Technology Bear 3X Shares	$97	$305

Risks. The principal risks of investing in Technology Funds are Tracking Error Risk, Aggressive Investment Techniques Risk, Leverage Risk, Counterparty Risk, Non-Diversification Risk, Interest Rate Risk, Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Equity Securities Risk, Technology Securities Risk, Market Risk, Concentration Risk, Credit Risk and Lower-Quality Debt Securities Risk, Daily Correlation Risk, Daily Rebalancing and Market Volatility Risk and Special Risks of Exchange-Traded Funds.

Additional risks of investing in the Technology Bear 3X Shares are Shorting Risk and Inverse Correlation Risk. For more information on the risks of the Technology Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Real Estate Bull 3X Shares

Real Estate Bear 3X Shares

Investment Objective. The Real Estate Bull 3X Shares seeks daily investment results, before fees and expenses, of 300% of the price performance of the Dow Jones Wilshire REIT Index (“Real Estate Index”). The Real Estate Bear 3X Shares seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the price performance of the Real Estate Index. (Collectively, the Real Estate Bull 3X Shares and Real Estate Bear 3X Shares are referred to as the “Real Estate Funds”).

Principal Investment Strategy. The Real Estate Bull 3X Shares, under normal circumstances, creates long positions by investing at least 80% of its net assets in the equity securities that comprise the Real Estate Index and/or: Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Real Estate Index. The Real Estate Bear 3X Shares does not invest in equity securities. Under normal circumstances, it creates short positions by investing at least 80% of its net assets in Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Real Estate Index, and the remainder in Money Market Instruments. On a day-to-day basis, the Real Estate Bull 3X Shares also holds Money Market Instruments.

Target Index. The Real Estate Index is a float-adjusted market capitalization weighted index that is comprised of REITs that are components of the Dow Jones Real Estate Securities Index. This index is constructed to provide measures of real estate securities that serve as proxies for direct real estate investing. This index does not include securities that are not directly tied to the value of underlying real estate. Each component of the index must be both an equity owner and operator of commercial and or residential real estate and have a minimum market capitalization of more than $200 million dollars. As of April 30, 2008, the components in the index had an average market capitalization of $3.2 billion dollars and a median market capitalization of $1.6 billion dollars.

Performance. The Real Estate Funds are newly organized and have not yet commenced operations; therefore, performance information is not yet available.

32  DIREXION FUNDS PROSPECTUS

Fees and Expenses. These tables describe the estimated fees and expenses that you may pay if you buy, hold or sell Creation Units of the Real Estate Funds. Annual fund operating expenses are estimates. Investors purchasing Shares in the secondary market will not directly pay the transaction fees paid by Authorized Participants,(1) but may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Operating Expenses(2)  (as a percentage of daily assets):

Real Estate Bull 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.21%

Total Annual Operating Expenses	0.96%

Expense Waiver/Reimbursement	0.01%
Net Annual Operating Expenses	0.95%

Real Estate Bear 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.21%

Total Annual Operating Expenses	0.96%

Expense Waiver/Reimbursement	0.01%
Net Annual Operating Expenses	0.95%

(1)	For both the Real Estate Bull 3X Shares and the Real Estate Bear 3X Shares, a fixed transaction fee of $500 will be charged when you create or redeem Creation Units regardless of the number of Shares redeemed on the date of the transaction. For the Real Estate Funds, a variable transaction fee of up to 0.15% of the value of each Creation Unit will be charged to offset costs associated with processing the order. An additional fee of up to 3 times the fixed per order transaction fee plus up to 0.15% of the value of each Creation Unit may be charged if you do not create or redeem Shares through the Continuous Net Settlement System of the NSCC, or in circumstances in which cash is substituted for certain securities. Such transactions are allowed at the sole discretion of a Fund.

(2)	Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Real Estate Funds for Other Expenses through March 1, 2009, for the Real Estate Bull 3X Shares and the Real Estate Bear 3X Shares to the extent that each Real Estate Fund’s Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Real Estate Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

(3)	The Real Estate Funds have adopted a Rule 12b-1 Plan pursuant to which the Funds may be subject to an annual Rule 12b-1 fee of up to 0.25%. No Rule 12b-1 fee is currently being charged to the Real Estate Funds.

(4)	Other Expenses include organizational costs, fees paid for legal services and audit fees, printing costs, registration fees, administration, custodial, transfer agency, fund accounting and other customary fund expenses.

(5)	The Real Estate Bear 3X Shares may take short positions in securities. Estimated additional expenses associated with these investments are included in the calculation above.

Expense Example

The table below is intended to help you compare the cost of investing in the Real Estate Funds with the cost of investing in other funds. Investors should note that the following examples are for illustration purposes only and are not meant to suggest actual or expected fees and expenses or returns, all of which may vary. The Real Estate Bull 3X Shares issues and redeems Shares in Creation Units for cash and also on an in-kind basis. The Real Estate Bear 3X Shares issues and redeems Shares in Creation Units for cash. Shares are issued and redeemed in Creation Unit aggregations only. The example does not include the brokerage commissions that secondary market investors may incur to buy and sell Shares.

The table assumes that you invest $10,000 in Creation Units of the Real Estate Funds for the periods shown and then redeem all of your Shares at the end of the periods, but does not include transaction fees on purchases and redemptions of Shares. It also assumes that your investment has a 5% return each year and that the Real Estate Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Real Estate Bull 3X Shares	$97	$305
Real Estate Bear 3X Shares	$97	$305

Risks. The principal risks of investing in the Real Estate Funds are Tracking Error Risk, Aggressive Investment Techniques Risk, Leverage Risk, Counterparty Risk, Non-Diversification Risk, Interest Rate Risk, Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Market Risk, Credit Risk and Lower-Quality Debt Securities Risk, Concentration Risk, Equity Securities Risk, Daily Correlation Risk, Daily Rebalancing and Market Volatility Risk, Real Estate Investment Risk and Special Risks of Exchange-Traded Funds.

Additional risks of investing in the Real Estate Bear 3X Shares are Shorting Risk and Inverse Correlation Risk. For more information on the Real Estate Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Homebuilders Bull 3X Shares

Homebuilders Bear 3X Shares

Investment Objective. The Homebuilders Bull 3X Shares seeks daily investment results, before fees and expenses, of 300% of the

DIREXION FUNDS PROSPECTUS  33

price performance of the S&P Homebuilding Select Industry Index (“Homebuilders Index”). The Homebuilders Bear 3X Shares seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the price performance of the Homebuilders Index. (Collectively, the Homebuilders Bull 3X Shares and Homebuilders Bear 3X Shares are referred to as the “Homebuilders Funds”).

Principal Investment Strategy. The Homebuilders Bull 3X Shares, under normal circumstances, creates long positions by investing at least 80% of its net assets in the equity securities that comprise the Homebuilders Index and/or: Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Homebuilders Index. The Homebuilders Bear 3X Shares does not invest in equity securities. Under normal circumstances, it creates short positions by investing at least 80% of its net assets in Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Homebuilders Index, and the remainder in Money Market Instruments. On a day-to-day basis, the Homebuilders Bull 3X Shares also holds Money Market Instruments.

Target Index. The S&P Homebuilding Select Industry IndexTM is an equal weighted index that draws constituents from companies involved in homebuilding, directly and indirectly through furnishings, retailing, manufacturing, textiles and chemicals keyed to homebuilding. The median market cap of the 24 holdings as of April 30, 2008 was $2.08 billion and the average weighted market cap was $5.86 billion.

Performance. The Homebuilders Funds are newly organized and have not yet commenced operations; therefore, performance information is not yet available.

Fees and Expenses. These tables describe the estimated fees and expenses that you may pay if you buy, hold or sell Creation Units of the Homebuilders Funds. Annual fund operating expenses are estimates. Investors purchasing Shares in the secondary market will not directly pay the transaction fees paid by Authorized Participants,(1) but may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Operating Expenses(2)  (as a percentage of daily assets):

Homebuilders Bull 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.20%

Total Annual Operating Expenses	0.95%

Homebuilders Bear 3X Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)(5)	0.20%

Total Annual Operating Expenses	0.95%

(1)	For both the Homebuilders Bull 3X Shares and the Homebuilders Bear 3X Shares, a fixed transaction fee of $500 will be charged when you create or redeem Creation Units regardless of the number of Shares redeemed on the date of the transaction. For the Homebuilders Funds, a variable transaction fee of up to 0.15% of the value of each Creation Unit will be charged to offset costs associated with processing the order. An additional fee of up to 3 times the fixed per order transaction fee plus up to 0.15% of the value of each Creation Unit may be charged if you do not create or redeem Shares through the Continuous Net Settlement System of the NSCC, or in circumstances in which cash is substituted for certain securities. Such transactions are allowed at the sole discretion of a Fund.

(2)	Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Homebuilders Funds for Other Expenses through March 1, 2009, for the Homebuilders Bull 3X Shares and the Homebuilders Bear 3X Shares to the extent that each Homebuilders Fund’s Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Homebuilders Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

(3)	The Homebuilders Funds have adopted a Rule 12b-1 Plan pursuant to which the Funds may be subject to an annual Rule 12b-1 fee of up to 0.25%. No Rule 12b-1 fee is currently being charged to the Homebuilders Funds.

(4)	Other Expenses include organizational costs, fees paid for legal services and audit fees, printing costs, registration fees, administration, custodial, transfer agency, fund accounting and other customary fund expenses.

(5)	The Homebuilders Bear 3X Shares may take short positions in securities. Estimated additional expenses associated with these investments are included in the calculation above.

Expense Example

The table below is intended to help you compare the cost of investing in the Homebuilders Funds with the cost of investing in other funds. Investors should note that the following examples are for illustration purposes only and are not meant to suggest actual or expected fees and expenses or returns, all of which may vary. The Homebuilders Bull 3X Shares issues and redeems Shares in Creation Units for cash and also on an in-kind basis. The Homebuilders Bear 3X Shares issues and redeems Shares in Creation Units for cash. Shares are issued and redeemed in Creation Unit aggregations only. The example does not include the brokerage commissions that secondary market investors may incur to buy and sell Shares.

The table assumes that you invest $10,000 in Creation Units of the Homebuilders Funds for the periods shown and then redeem all of your Shares at the end of the periods, but does not include transaction fees on purchases and redemptions of Shares. It also

34  DIREXION FUNDS PROSPECTUS

assumes that your investment has a 5% return each year and that the Homebuilders Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Homebuilders Bull 3X Shares	$97	$303
Homebuilders Bear 3X Shares	$97	$303

Risks. The principal risks of investing in the Homebuilders Funds are Tracking Error Risk, Aggressive Investment Techniques Risk, Leverage Risk, Counterparty Risk, Non-Diversification Risk, Interest Rate Risk, Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Market Risk, Credit Risk and Lower-Quality Debt Securities Risk, Concentration Risk, Equity Securities Risk, Daily Correlation Risk, Daily Rebalancing and Market Volatility Risk, Real Estate Investment Risk, Homebuilding Industry Risk and Special Risks of Exchange-Traded Funds.

Additional risks of investing in the Homebuilders Bear 3X Shares are Shorting Risk and Inverse Correlation Risk. For more information on the Homebuilders Funds, including a description of each risk, please refer to the “Principal Risks” section above.

UNDERLYING INDEX LICENSORS

Bank of New York Indices. “BNY,” “BNY BRIC Select ADR Index,” and “BNY China Select ADR Index” (collectively, the “BNY Indices”) are service marks of The Bank of New York and have been licensed for use for certain purposes by the Trust. Products based on the BNY Indices named above are not sponsored, endorsed, sold, recommended or promoted by The Bank of New York or any of its subsidiaries or affiliates, and none of The Bank of New York or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the purchasers or owners of the products or any member of the public regarding the advisability of investing in financial products generally or in these products particularly, the ability of a BNY Index to track market performance or the suitability or appropriateness of the products for such purchasers, owners or such member of the public. The relationship between The Bank of New York, on one hand, and the Trust, on the other, is limited to the licensing of certain trademarks and trade names of The Bank of New York and the BNY Indices, which indexes are determined, composed and calculated by The Bank of New York without regard to the Trust or its products. Neither The Bank of New York nor any of its subsidiaries or affiliates has any obligation to take the needs of the Trust or the purchasers or owners of its products into consideration in determining, composing or calculating the BNY Indices named above. Neither The Bank of New York nor any of its subsidiaries or affiliates is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the products to be issued or in the determination or calculation of the equation by which the products are to be converted into cash. Neither The Bank of New York nor any of its subsidiaries or affiliates has any obligation or liability in connection with the administration, marketing or trading of the products.

NEITHER THE BANK OF NEW YORK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES GUARANTEES THE ACCURACY OR COMPLETENESS OF THE BNY INDICES OR ANY DATA INCLUDED THEREIN, AND NEITHER THE BANK OF NEW YORK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NEITHER THE BANK OF NEW YORK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, PURCHASERS OR OWNERS OF ITS PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BNY INDICES OR ANY DATA INCLUDED THEREIN. NEITHER THE BANK OF NEW YORK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BNY INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE BANK OF NEW YORK OR ANY OF ITS SUBSIDIARIES OR AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Dow Jones® Index. The benchmark for the Real Estate Funds is the Dow Jones Wilshire Real Estate Investment Trust (“REIT”) Index SM. Dow Jones®, Dow Jones Industrial Average®, DJIA®, and Dow 30SM are trademarks of Dow Jones & Company, Inc. and Wilshire Associates Incorporated. Neither Dow Jones nor Wilshire has any relationship to the Direxion Shares, other than the licensing of the Dow Jones Wilshire REIT Index and its service marks for use in connection with the DowSM Fund’s materials. Dow Jones and Wilshire do not: sponsor, endorse, sell or promote the Funds; recommend that any person invest in the Funds or any other securities; have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds; have any responsibility or liability for the administration, management or marketing of the Funds; or consider the needs of the Funds or the owners of the Funds in determining, composing or calculating the Dow Jones

DIREXION FUNDS PROSPECTUS  35

Wilshire REIT Index or have any obligation to do so. Neither Dow Jones nor Wilshire will have any liability in connection with the Funds. Specifically, neither Dow Jones nor Wilshire makes any warranty, express or implied, and Dow Jones and Wilshire disclaim any warranty about: the results to be obtained by the Funds, the owner of the Funds or any other person in connection with the use of the Dow Jones Wilshire REIT Index and any related data; the merchantability and the fitness for a particular purpose or use of the Dow Jones Wilshire REIT Index and/or its related data. Neither Dow Jones nor Wilshire will have any liability for any errors, omissions or interruptions in the Dow Jones REIT Index or related data. Under no circumstances will Dow Jones or Wilshire be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones or Wilshire knows that they might occur. The licensing agreement between the Direxion Shares and Dow Jones and Wilshire is solely for their benefit and not for the benefit of the owners of the Funds or any other third parties.

MSCI Indices. The benchmark for the Developed Market Funds is the MSCI EAFE Index and the Emerging Markets Funds is the MSCI Emerging Markets Index. The Funds are not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI Index (collectively, the “MSCI Parties”). The MSCI Indexes are the exclusive property of MSCI. MSCI and the MSCI Index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by the Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or shareholders of these Funds or any other person or entity regarding the advisability of investing in Funds generally or in these Funds particularly or the ability of any MSCI Index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI Indexes which are determined, composed and calculated by MSCI without regard to the Funds or the issuer or shareholders of the Funds or any other person or entity into consideration in determining, composing or calculating the MSCI Indexes. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of these Funds to be issued or in the determination or calculation of the equation by or the consideration into which these Funds are redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or owners of these Funds or any other person or entity in connection with the administration, marketing or offering of these Funds.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indexes from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI Index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the Funds, shareholders of the Funds, or any other person or entity, from the use of any MSCI Index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI Index or any data included therein. Further, none of the MSCI Index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI Index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Russell Indices. The Russell 1000® Energy Index, Russell 1000® Financial Services Index), Russell 1000® Index, Russell Midcap® Index, Russell 2000® Index, Russell 1000® Technology Index and Russell 3000® Index (collectively, the Russell Indices”) are trademarks of Frank Russell Company (“Russell”) and have been licensed for use by the Trust. None of the Funds in the Trust are sponsored, endorsed, sold or promoted by Russell. Russell makes no representation or warranty, express or implied, to the owners of the Trust or any member of the public regarding the advisability of investing in securities generally or in the Trust particularly or the ability of the Russell Indices to track general stock market performance or a segment of the same. Russell’s publication of the Russell Indices in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell Indices are based. Russell’s only relationship to the Trust is the licensing of certain trademarks and trade names of Russell and of the Russell Indices which is determined, composed and calculated by Russell without regard to the Trust or any of its Funds. Russell is not responsible for and has not reviewed the Trust or any of its Funds nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indices. Russell has no obligation or liability in connection with the administration, marketing or trading of the Funds.

RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL INDICES OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OF IMPLIED, AS TO RESULTS TO BE

36  DIREXION FUNDS PROSPECTUS

OBTAINED BY THE TRUST, INVESTORS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL INDICES OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Standard and Poor Index. The S&P Homebuilding Select Industry IndexTM, S&P Global Clean Energy IndexTM, and S&P Latin American 40 Index (collectively, the “S&P Indices”) are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Trust. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P Indices to track general stock market performance. S&P’s only relationship to the Funds is the licensing of certain trademarks and trade names of S&P and the third party licensors and of the S&P Indices which are determined, composed and calculated by S&P or its third party licensors without regard to the Funds. S&P has no obligation to take the needs of the Funds or the owners of the Funds into consideration in determining, composing or calculating the S&P Indices. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination the net asset value of the Funds. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE S&P INDICES OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE S&P INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

DIREXION FUNDS PROSPECTUS  37

HOW TO BUY AND SELL SHARES

Each Fund issues and redeems Shares only in large blocks of Shares called “Creation Units.”

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund that are listed for trading on the secondary market on the Exchange can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 50,000 Shares (100,000 Shares until December 15, 2008), brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots,” at no per-share price differential.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

The Funds’ Exchange trading symbols are as follows:

Fund	Symbol

BRIC Bull 3X Shares	---
BRIC Bear 3X Shares	---
China Bull 3X Shares	CZM
China Bear 3X Shares	CZJ
Clean Energy Bull 3X Shares	---
Clean Energy Bear 3X Shares	---
Developed Markets Bull 3X Shares	DZK
Developed Markets Bear 3X Shares	DPK
Emerging Markets Bull 3X Shares	EDC
Emerging Markets Bear 3X Shares	EDZ
Energy Bull 3X Shares	ERX
Energy Bear 3X Shares	ERY
Financial Bull 3X Shares	FAS
Financial Bear 3X Shares	FAZ
India Bull 3X Shares	---
India Bear 3X Shares	---
Homebuilders Bull 3X Shares	---
Homebuilders Bear 3X Shares	---
Large Cap Bull 3X Shares	BGU
Large Cap Bear 3X Shares	BGZ
Latin America Bull 3X Shares	---
Latin America Bear 3X Shares	---
Mid Cap Bull 3X Shares	MWJ
Mid Cap Bear 3X Shares	MWN
Real Estate Bull 3X Shares	HSD
Real Estate Bear 3X Shares	HSG
Small Cap Bull 3X Shares	TNA
Small Cap Bear 3X Shares	TZA
Technology Bull 3X Shares	TYH
Technology Bear 3X Shares	TYP
Total Market Bull 3X Shares	TMD
Total Market Bear 3X Shares	TMZ

Share price are reported in dollars and cents per Share.

Investors may acquire Shares directly from each Fund, and shareholder may tender their Shares for redemption directly to each Fund, only in Creation Units of, as discussed in the “Creations, Redemptions and Transaction Fees” section below. Until December 15, 2008, a Creation Unit will consist of 100,000 Shares. Thereafter, a Creation Unit will consist of 50,000 Shares.

For information about acquiring Shares through a secondary market purchase, please contact your broker. If you wish to sell Shares of a Fund on the secondary market, you must do so through your broker.

Book Entry. Shares are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of the DTC or its participants. DTC serves as the securities depository for all Shares. Participants in the DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” through your brokerage account.

38  DIREXION FUNDS PROSPECTUS

ABOUT YOUR INVESTMENT

Share Price of the Funds

A Fund’s share price is known as its NAV. Each Fund’s NAV is calculated as of the close of regular trading, usually as of 4:00 p.m. Eastern time, each day the NYSE is open for business. The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice. If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated. The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. dollar may fluctuate when foreign markets are open but the Funds are not open for business.

NAV is calculated by dividing a Fund’s net assets by its Shares outstanding. The Funds use the following methods to price securities held in their portfolios:

•	Equity securities, OTC securities, swap agreements, closed-end investment companies, options, futures and options on futures are valued at their last sales price, or if not available, the average of the last bid and ask prices;
•	Securities primarily traded in the Nasdaq Global Market® are valued using the Nasdaq® Official Closing Price;
•	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;
•	Other debt securities are valued by using the closing bid and ask prices provided by the Funds’ pricing service or, if such prices are unavailable, by a pricing matrix method; and
•	Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates by the Adviser under the oversight of the Board of Trustees.

Fair Value Pricing. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since closing prices were established, but before the time as of which the Funds calculate their NAVs. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, the Funds may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures and will use that market value in the next calculation of NAV.

Rule 12b-1 Fees

The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No 12b-1 fees are currently paid by any Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charted in the future, because there fees are paid out of each Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

SHORT-TERM TRADING

Rafferty expects a significant portion of the Funds’ assets to come from professional money managers and investors who use the Funds as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of creations and redemptions of Fund Shares and the Funds’ portfolio turnover, which could involve correspondingly adverse tax consequences to a Fund’s shareholders. Although the Funds reserve the right to reject any purchase orders or suspend the offering of Shares, the Funds do not currently impose any trading restrictions on frequent trading nor actively monitor for trading abuses.

DIREXION FUNDS PROSPECTUS  39

CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Creation Units. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. These investors are known as “Authorized Participants.” Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units.

Purchase of Bull Funds. To purchase Creation Units directly from a Bull Fund, you must deposit with the Fund a basket of securities and/or cash. Each business day, prior to the opening of trading on the Exchange, an agent of the Fund (“Index Receipt Agent”) will make available through the NSCC a list of the names and number of shares of each security, if any, to be included in that day’s creation basket (“Deposit Securities”). The identity and number of shares of the Deposit Securities required for a Creation Unit will change from time to time. The Fund reserves the right to permit or require the substitution of an amount of cash — i.e., a “cash in lieu” amount — to be added to the Balancing Amount (defined below) to replace any Deposit Security that may not be available in sufficient quantity for delivery, eligible for transfer through the Clearing Process (discussed below) or eligible for trading by an Authorized Participant or the investor for which it is acting. For such custom orders, “cash in lieu” may be added to the Balancing Amount (defined below). The Balancing Amount and any “cash in lieu” must be paid to the Trust on or before the third Business Day following the Transmittal Date. You must also pay a Transaction Fee, described below, in cash.

In addition to the in-kind deposit of securities, Authorized Participants will either pay to, or receive from, a Bull Fund an amount of cash referred to as the “Balancing Amount.” The Balancing Amount is the amount equal to the differential, if any, between the market value of the Deposit Securities and the NAV of a Creation Unit. The Fund will publish, on a daily basis, information about the previous day’s Balancing Amount. The Balancing Amount may, at times, represent a significant portion of the aggregate purchase price (or, in the case of redemptions, the redemption proceeds). This is because the mark-to-market value of the financial instruments held by the Funds will be included in the Balancing Amount (not in the Deposit Basket or Redemption Basket). The Balancing Amount may fluctuate significantly due to the leveraged nature of the Bull Funds.

All purchase orders for Creation Units must be placed by or through an Authorized Participant. Purchase orders will be processed either through a manual clearing process run at the DTC (“Manual Clearing Process”) or through an enhanced clearing process (“Enhanced Clearing Process”) that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”). Authorized Participants that do not use the Enhanced Clearing Process will be charged a higher Transaction Fee (discussed below). A purchase order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent’s automated system, telephone, facsimile or other means permitted under the Participant Agreement, in order to receive that day’s NAV per Share. All other procedures set forth in the Participant Agreement must be followed in order for you to receive the NAV determined on that day.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash in an amount up to 115% of the market value of the missing Deposit Securities. Any such transaction effected with the Trust must be effected using the Manual Clearing Process consistent with the terms of the Authorized Participant Agreement.

Purchase of Bear Funds. The Bear Funds only accept cash to purchase Creation Units. The purchaser must transfer cash in an amount equal to the value of the Creation Unit(s) purchased and the applicable Transaction Fee. All purchase orders will be processed through the Manual Clearing Process. The Trust will deliver Shares of the Bear Funds upon payment of cash to the Trust on or before the third Business Day following the Transmittal Date consistent with the terms of the Authorized Participant Agreement.

Redemption from Bull Funds. Redemption proceeds will be paid either in cash or in-kind with a basket of securities (“Redemption Securities”). In most cases, Redemption Securities will be the same as Deposit Securities on a given day. There will be times, however, when the Deposit and Redemption Securities differ. The composition of the Redemption Securities will be available through the NSCC. Each Fund reserves the right to honor a redemption request with a non-conforming redemption basket.

If the value of a Creation Unit is higher than the value of the Redemption Securities, you will receive from the Fund a Balancing Amount in cash. If the value of a Creation Unit is lower than the value of the Redemption Securities, you will be required to pay to the Fund a Balancing Amount in cash. If you are receiving a Balancing Amount, the amount due will be reduced by the amount of the applicable Transaction Fee.

As with purchases, redemptions may be processed either through the Manual Clearing Process or the Enhanced Clearing Process. A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent’s automated system, telephone, facsimile or other means permitted under the Participant Agreement, in order to receive that day’s NAV per Share. All other procedures set forth in the Participant Agreement must be followed in order for you to receive the NAV determined on that day.

An investor may request a redemption in cash, which a Bull Fund may in its sole discretion permit. Investors that elect to receive cash in lieu of one or more of the Redemption Securities are subject to an additional charge. Redemptions of Creation Units for cash (when available) and/or outside of the Enhanced

40  DIREXION FUNDS PROSPECTUS

Clearing Process also require the payment of an additional charge.

Redemption from Bear Funds. Redemption proceeds will be paid in cash. As with purchases, redemptions may be processed either through the Manual Clearing Process or the Enhanced Clearing Process. A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent’s automated system, telephone, facsimile or other means permitted under the Participant Agreement in order to receive that day’s NAV per Share. All other procedures set forth in the Participant Agreement must be followed in order for you to receive the NAV determined on that day.

Transaction Fees on Creation and Redemption Transactions. Each Fund will impose Transaction Fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total Transaction Fee on transactions in Creation Units. A fixed Transaction Fee is applicable to each creation and redemption transaction, regardless of the number of Creation Units transacted. A variable Transaction Fee based upon the value of each Creation Unit also is applicable to each creation and redemption transaction. Purchasers and redeemers of Creation Units of the Funds effected through the Manual Clearing Process are required to pay an additional charge to compensate for brokerage and other expenses. In addition, purchasers of Creation Units are responsible for payment of the costs of transferring the Deposit Securities to the Trust. Redeemers of Creation Units are responsible for the costs of transferring securities from the Trust. Investors who use the services of a broker or other such intermediary may pay additional fees for such services.

The table on the next page summarizes the components of the Transaction Fees.

DIREXION FUNDS PROSPECTUS  41

	Fixed Transaction Fee			Maximum
				Additional
	In-Kind		Cash	Charge for
				Purchases
			Outside	and
Direxion Shares ETF Trust	NSCC	Outside NSCC	NSCC	Redemptions*
Total Market Bull 3X Shares	$3,500	Up to 300% of NSCC Amount	$3,500	Up to 0.15%
Total Market Bear 3X Shares	N/A	N/A	$500	Up to 0.15%
Large Cap Bull 3X Shares	$2,500	Up to 300% of NSCC Amount	$2,500	Up to 0.15%
Large Cap Bear 3X Shares	N/A	N/A	$500	Up to 0.15%
Mid Cap Bull 3X Shares	$2,500	Up to 300% of NSCC Amount	$2,500	Up to 0.15%
Mid Cap Bear 3X Shares	N/A	N/A	$500	Up to 0.15%
Small Cap® Bull 3X Shares	$3,500	Up to 300% of NSCC Amount	$3,500	Up to 0.15%
Small Cap® Bear 3X Shares	N/A	N/A	$500	Up to 0.15%
Developed Markets Bull 3X Shares	$1,000	Up to 300% of NSCC Amount	$1,000	Up to 0.15%
Developed Markets Bear 3X Shares	N/A	N/A	$500	Up to 0.15%
Emerging Markets Bull 3X Shares	$1,000	Up to 300% of NSCC Amount	$1,000	Up to 0.15%
Emerging Market Bear 3X Shares	N/A	N/A	$500	Up to 0.15%
BRIC Bull 3X Shares	$500	Up to 300% of NSCC Amount	$500	Up to 0.15%
BRIC Bear 3X Shares	N/A	N/A	$500	Up to 0.15%
China Bull 3X Shares	$500	Up to 300% of NSCC Amount	$500	Up to 0.15%
China Bear 3X Shares	N/A	N/A	$500	Up to 0.15%
India Bull 3X Shares	$2,500	Up to 300% of NSCC Amount	$2,500	Up to 0.15%
India Bear 3X Shares	N/A	N/A	$500	Up to 0.15%
Latin America Bull 3X Shares	$500	Up to 300% of NSCC Amount	$500	Up to 0.15%
Latin America Bear 3X Shares	N/A	N/A	$500	Up to 0.15%
Clean Energy Bull 3X Shares	$500	Up to 300% of NSCC Amount	$500	Up to 0.15%
Clean Energy Bear 3X Shares	N/A	N/A	$500	Up to 0.15%
Energy Bull 3X Shares	$500	Up to 300% of NSCC Amount	$500	Up to 0.15%
Energy Bear 3X Shares	N/A	N/A	$500	Up to 0.15%
Financial Bull 3X Shares	$1,250	Up to 300% of NSCC Amount	$1,250	Up to 0.15%
Financial Bear 3X Shares	N/A	N/A	$500	Up to 0.15%
Technology Bull 3X Shares	$1,000	Up to 300% of NSCC Amount	$1,000	Up to 0.15%
Technology Bear 3X Shares	N/A	N/A	$500	Up to 0.15%
Real Estate Bull 3X Shares	$500	Up to 300% of NSCC Amount	$500	Up to 0.15%
Real Estate Bear 3X Shares	N/A	N/A	$500	Up to 0.15%
Homebuilders Bull 3X Shares	$500	Up to 300% of NSCC Amount	$500	Up to 0.15%
Homebuilders Bear 3X Shares	N/A	N/A	$500	Up to 0.15%

*	As a percentage of the amount invested.

MANAGEMENT OF THE FUNDS

Rafferty provides investment management services to the Funds. Rafferty has been managing investment companies since 1997. Rafferty is located at 33 Whitehall Street, 10th Floor, New York, New York 10004. As of April 30, 2008, the Adviser had approximately $1.55 billion in assets under management.

Under an investment advisory agreement between the Trust and Rafferty, the Funds pay Rafferty the following fees at an annualized rate based on a percentage of the Funds’ daily net assets.

Advisory Fees Charged

All Funds	0.75%

A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreements for the Funds will be available in the Trust’s first annual report to shareholders.

An investment committee of Rafferty employees has the day-to-day responsibility for managing the Funds. The investment committee generally decides the target allocation of each Fund’s investments and on a day-to-day basis, an

42  DIREXION FUNDS PROSPECTUS

individual portfolio manager executes transactions for the Funds consistent with the target allocation. The portfolio managers rotate among the Funds periodically so that no single portfolio manager is responsible for a specific Fund for extended periods of time. The members of the investment committee responsible for managing the Funds are Paul Brigandi, Tony Ng, Loren Norton and Adam Gould.

Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.

Mr. Gould has been a Portfolio Manager at Rafferty Asset Management since January of 2007. Prior to joining Rafferty, Mr. Gould was an Index Fund Portfolio Manager at the Bank of New York, responsible for managing ten domestic index funds, and 20 separately managed accounts. Before joining the Bank of New York in May of 2005, Mr. Gould received an MBA from Georgetown University. Prior to attending graduate school, Mr. Gould was a Nasdaq Market Maker at Deutsche Bank from 1999 through 2002. He completed his undergraduate studies at the University of Wisconsin in 1999, graduating with a Bachelor of Science.

Mr. Ng is a Portfolio Manager and joined Rafferty in April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University at Buffalo in 1998.

Mr. Norton is a Vice President and Portfolio Manager at Rafferty. Prior to joining Rafferty in May 2006, Mr. Norton was a Vice President and Credit Derivatives Trader at Credit Suisse from 2003 to 2005. He also was an Associate and Credit Derivatives Trader at Morgan Stanley from 2001 to 2002. As a Credit Derivatives Trader, he was responsible for buying and selling high yield, crossover and investment grade sector single name credit derivatives. He has a BBA in Finance from the University of Massachusetts and MBA from Columbia Business School.

The Funds’ SAI provides additional information about the investment committee members’ compensation, other accounts they manage and their ownership of securities in the Funds.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC serves as the Funds’ distributor. Bank of New York Mellon serves as the Funds’ transfer agent, administrator, custodian and index receipt agent.

DISTRIBUTIONS

Fund Distributions. Each Fund pays out dividends from its net investment income, and distributes any net capital gains, to its shareholders at least annually. Each Fund is authorized to declare and pay capital gain distributions in additional Shares thereof or in cash; if a Fund declares such a distribution, a holder of Shares will receive additional Shares thereof unless it elects to receive cash.

Dividend Reinvestment Service. Brokers may make the DTC book-entry dividend reinvestment service (“Reinvestment Service”) available to their customers who are shareholders of a Fund. If the Reinvestment Service is used with respect to a Fund, its distributions of both net income and capital gains will automatically be reinvested in additional and fractional Shares thereof purchased in the secondary market. Without the Reinvestment Service, investors will receive Fund distributions in cash, except as noted above under “Fund Distributions.” To determine whether the Reinvestment Service is available and whether there is a commission or other charge for using the service, consult your broker. Fund shareholders should be aware that brokers may require them to adhere to specific procedures and timetables to use the Reinvestment Service.

DIREXION FUNDS PROSPECTUS  43

TAXES

As with any investment, you should consider the tax consequences of buying, holding, and disposing of Shares. The tax information in this Prospectus is only a general summary of some important federal tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Funds and to an investment in Shares.

Fund distributions to you and your sale of your Shares will have tax consequences to you unless you hold your Shares through a tax-exempt entity or tax-deferred retirement arrangement, such as an individual retirement account or 401(k) plan.

Taxes on Distributions. Dividends from a Fund’s investment company taxable income — generally, the sum of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid — will be taxable to you as ordinary income to the extent of its earnings and profits, whether they are paid in cash or reinvested in additional Shares. However, dividends a Fund pays to you through 2010 that are attributable to its “qualified dividend income” (i.e., dividends it receives on stock of most domestic and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) generally will be subject to federal income tax at a maximum of 15% if you are an individual, trust, or estate and satisfy those restrictions with respect to your Shares. A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding real estate investment trusts) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

Distributions of a Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) that it recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011, will be taxable to you as long-term capital gains, at a maximum rate of 15% if you are an individual, trust, or estate, regardless of your holding period for the Shares on which they are paid and regardless of whether they are paid in cash or reinvested in additional Shares. A Fund’s capital gain distributions may vary considerably from one year to the next as a result of its investment activities and cash flows and the performance of the markets in which it invests.

Distributions in excess of a Fund’s current and accumulated earnings and profits first will reduce your adjusted tax basis in your Shares and, after that basis is reduced to zero, will constitute capital gain. That capital gain will be long-term capital gain, and thus will be taxed at a maximum rate of 15% (if you are an individual, trust, or estate) through 2010, if the distributions are attributable to Shares you held for more than one year.

In general, distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.

Taxes When Shares are Sold. Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares. Any gain arising from such a disposition generally will be treated as long-term capital gain if you held the Shares for more than one year, taxable at the maximum 15% rate mentioned above if you are an individual, trust, or estate; otherwise, it will be treated as short-term capital gain. However, any capital loss arising from the disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of capital gain distributions received with respect to those Shares. In addition, all or a portion of any loss recognized on a sale or exchange of Shares will be disallowed to the extent other Shares are purchased (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of the sale or exchange; in that event, the basis in the newly purchased Shares will be adjusted to reflect the disallowed loss.

Holders of Creation Units. A person who purchases Shares of a Bull Fund by exchanging securities for a Creation Unit generally will recognize capital gain or loss equal to the difference between the market value of the Creation Unit and the person’s aggregate basis in the exchanged securities, adjusted for any Balancing Amount paid or received. A shareholder who redeems a Creation Unit generally will recognize gain or loss to the same extent and in the same manner as described above under “Taxes When Shares are Sold.”

Miscellaneous. A Fund must withhold and remit to the U.S. Treasury 28% of dividends and capital gain distributions otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the social security or other taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from a Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

You may also be subject to state and local taxes on Fund distributions and dispositions of Shares. Shareholders such as non-resident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different federal income tax treatment than that described above. More information about taxes is in the Funds’ SAI.

44  DIREXION FUNDS PROSPECTUS

FINANCIAL HIGHLIGHTS

The Funds are newly organized and therefore have not yet had performance for a complete calendar year.

DIREXION FUNDS PROSPECTUS  45

PROSPECTUS
DECEMBER __, 2008

33 Whitehall Street, 10th Floor            New York, New York 10004            866-476-7523

More information on the Direxion Shares Etf Trust

Statement of Additional Information (“SAI”):

The Funds’ SAI contains more information on the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders:

The Funds’ reports will provide additional information on the Funds’ investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds’ performance during that period.

To Obtain the SAI or Fund Reports Free of Charge:

Write to:	Direxion Shares ETF Trust
33 Whitehall Street, 10th Floor
New York, New York 10004
Call:	866-476-7523
By Internet:	www.direxionshares.com

These documents and other information about the Funds can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s Internet web site at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-22201

DIREXION SHARES ETF TRUST

STATEMENT OF ADDITIONAL INFORMATION

33 Whitehall Street, 10th Floor
New York, New York 10004

866-476-7523

The DireXion Shares ETF Trust (the “Trust”) is an investment company that offers shares of a variety of exchange-traded funds (each, a “Fund” and together the “Funds”) to the public. This Statement of Additional Information (“SAI”) relates to the Funds listed below. The shares (“Shares”) of certain of the Funds are currently listed on NYSE Arca, Inc. (“Exchange”).

The Funds attempt to provide daily investment results that correspond to a specific index or benchmark on a given day. The Funds with the word “Bull” in their name (the “Bull Funds”) attempt to provide investment results that correlate positively to an index or benchmark. The Funds with the word “Bear” in their name (the “Bear Funds”) attempt to provide investment results that correlate negatively to the return of an index or benchmark.

The Funds are exchange-traded funds that seek daily leveraged investment results. The pursuit of leveraged investment goals means that the Funds are riskier than alternatives which do not use leverage. Further, the pursuit of daily leveraged investment goals means that the return of a Fund for a period longer than a single day will be the product of the series of daily leveraged returns for each day during the relevant period. As a consequence, especially in periods of market volatility, the path of the benchmark during the period may be at least as important to the Fund’s return for the period as the cumulative return of the benchmark for the relevant period. The Funds are not suitable for all investors. The Funds should be utilized only by sophisticated investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results and (c) who intend to actively monitor and manage their investments. There is no assurance that the Funds will achieve their objectives and an investment in a Fund could lose money. No single Fund is a complete investment program.

BULL FUNDS	BEAR FUNDS
Total Market Bull 3X Shares	Total Market Bear 3X Shares
Large Cap Bull 3X Shares	Large Cap Bear 3X Shares
Mid Cap Bull 3X Shares	Mid Cap Bear 3X Shares
Small Cap Bull 3X Shares	Small Cap Bear 3X Shares
Developed Markets Bull 3X Shares	Developed Markets Bear 3X Shares
Emerging Markets Bull 3X Shares	Emerging Markets Bear 3X Shares
BRIC Bull 3X Shares	BRIC Bear 3X Shares
China Bull 3X Shares	China Bear 3X Shares
India Bull 3X Shares	India Bear 3X Shares
Latin America Bull 3X Shares	Latin America Bear 3X Shares
Clean Energy Bull 3X Shares	Clean Energy Bear 3X Shares
Energy Bull 3X Shares	Energy Bear 3X Shares
Financial Bull 3X Shares	Financial Bear 3X Shares
Technology Bull 3X Shares	Technology Bear 3X Shares
Real Estate Bull 3X Shares	Real Estate Bear 3X Shares
Homebuilders Bull 3X Shares	Homebuilders Bear 3X Shares

This SAI, dated December __, 2008, is not a prospectus. It should be read in conjunction with the Funds’ Prospectus dated December __, 2008. This SAI is incorporated herein by reference into the Funds’ Prospectus. In other words, it is legally part of the Funds’ Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.

Dated: December __, 2008

i

Organization and Description of Shares of Beneficial Interest	40
Book Entry Only System	40
PURCHASES AND REDEMPTIONS	42
Purchase and Issuance of Creation Units	42
Purchases through the Clearing Process (Bull Funds)	42
Purchases Through the Manual Clearing Process	44
Rejection of Purchase Orders	44
Redemption of Creation Units	44
Placement of Redemption Orders Using Enhanced Clearing Process (Bull Funds)	44
Placement of Redemption Orders Outside Clearing Process (Bull and Bear Funds)	45
Transaction Fees	55
Continuous Offering	56
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	56
Dividends and Other Distributions	56
Taxes	57
FINANCIAL STATEMENTS	61
APPENDIX A: DESCRIPTION OF CORPORATE BOND RATINGS	A-1
APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES	B-1

ii

THE DIREXION SHARES ETF TRUST

The Trust is a Delaware statutory trust organized on April 23, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act The Trust currently consists of 32 separate series or “Funds.”

The Funds with the word “Bull” in their name (collectively, the “Bull Funds”) attempt to provide investment results that correlate positively to the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark. The Funds with the word “Bear” in their name (collectively, the “Bear Funds”) attempt to provide investment results that correlate negatively to the return of an index or benchmark, meaning that the Bear Funds attempt to move in the opposite or inverse direction of the target index or benchmark.

The correlations sought by the Bull Funds and the Bear Funds are a multiple of the returns of the target index or benchmark. The benchmark for the Large Cap Bull 3X Shares is 300% of the daily price performance of the Russell 1000® Index, while the benchmark for the Large Cap Bear 3X Shares is 300% of the inverse, or opposite, of the daily price performance of the Russell 1000® Index. If, on a given day, the Russell 1000® Index gains 1%, the Large Cap Bull 3X Shares is designed to gain approximately 3% (which is equal to 300% of 1%), while the Large Cap Bear 3X Shares is designed to lose approximately 3%. Conversely, if the Russell 1000® Index loses 1% on a given day, the Large Cap Bull 3X Shares is designed to lose approximately 3%, while the Large Cap Bear 3X Shares is designed to gain approximately 3%.

Each Fund issues and redeems Shares only in large blocks of Shares called “Creation Units.” Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of certain of the Funds are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots,” at no per-share price differential. Investors may acquire Shares directly from each Fund, and shareholder may tender their Shares for redemption directly to each Fund, only in Creation Units of 50,000 Shares (100,000 Shares until December 15, 2008), as discussed in the “Purchases and Redemptions” section below.

CLASSIFICATION OF THE FUNDS

Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. A Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Each Fund’s classification as a “non-diversified” series means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to meet certain diversification standards at the end of each quarter of its taxable year.

Exchange Listing and Trading

The Shares of certain of the Funds are currently listed on the Exchange. If the Shares (which are redeemable only when aggregated in Creation Units) trade on the Exchange, they may trade at prices that differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As is the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels. The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

The trading prices of each Fund’s shares in the secondary market generally differ from each Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. The Trust’s investment adviser, Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) may, from time to time, make payments to certain market makers in the Trust’s shares. Information regarding the intraday value of shares of each Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which a Fund is listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund as a particular point in time, nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds. The quotations of certain Fund holdings may not be updated during U.S. trading hours is such holdings do not trade in the U.S. The Funds are not involved in, nor responsible for, the calculation or dissemination of the IOPV and make no representations or warranty as to its accuracy.

INVESTMENT POLICIES AND TECHNIQUES

In general, each Bull Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of an index. Each Bear Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in financial instruments, including futures contracts, options on securities, indices and futures contracts, equity caps, collars and floors, swap agreements, forward contracts, reverse repurchase agreements, that, in combination, provide leveraged and unleveraged exposure to an index and in money market instruments. In particular, the Funds below seek the following investment results as compared to their indices or benchmarks:

Fund	Index or Benchmark	Daily Target
Total Market Bull 3X Shares	Russell 3000® Index	300%
Total Market Bear 3X Shares		-300%
Large Cap Bull 3X Shares	Russell 1000® Index	300%
Large Cap Bear 3X Shares		-300%
Mid Cap Bull 3X Shares	Russell Midcap® Index	300%
Mid Cap Bear 3X Shares		-300%
Small Cap Bull 3X Shares	Russell 2000® Index	300%
Small Cap Bear 3X Shares		-300%
Developed Markets Bull 3X Shares	MSCI EAFE® Index	300%
Developed Markets Bear 3X Shares		-300%
Emerging Markets Bull 3X Shares	MSCI Emerging Markets IndexSM	300%
Emerging Markets Bear 3X Shares		-300%
BRIC Bull 3X Shares	BNY BRIC Select ADR Index®	300%
BRIC Bear 3X Shares		-300%
China Bull 3X Shares	BNY China Select ADR Index®	300%
China Bear 3X Shares		-300%
India Bull 3X Shares	Indus India Index	300%

Fund	Index or Benchmark	Daily Target
India Bear 3X Shares		-300%

Latin America Bull 3X Shares	S&P Latin America 40 Index	300%
Latin America Bear 3X Shares		-300%
Clean Energy Bull 3X Shares	S&P Global Clean Energy IndexTM	300%
Clean Energy Bear 3X Shares		-300%
Energy Bull 3X Shares	Russell 1000® Energy Index	300%
Energy Bear 3X Shares		-300%
Financial Bull 3X Shares	Russell 1000® Financial Services Index	300%
Financial Bear 3X Shares		-300%
Technology Bull 3X Shares	Russell 1000® Technology Index	300%
Technology Bear 3X Shares		-300%
Real Estate Bull 3X Shares	Dow Jones Wilshire REIT IndexSM	300%
Real Estate Bear 3X Shares		-300%
Homebuilders Bull 3X Shares	S&P Homebuilding Select Industry IndexSM	300%
Homebuilders Bear 3X Shares		-300%

With the exception of limitations described in the “Investment Restrictions” section below, each Fund may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund’s objective.

Asset-Backed Securities

A Fund may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments. The Funds may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). The Funds also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.

A Fund may invest in foreign money market instruments, which typically involve more risk that investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.

Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Services®, Inc. (“Moody’s”), and in other lower quality commercial paper.

Caps, Floors and Collars

The Funds may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially or entirely offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. The Funds may be both buyers and sellers of these instruments. In addition, the Funds may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Funds may vary from the typical examples described here.

Corporate Debt Securities

A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by Standard & Poor’s® Ratings Group or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Depositary Receipts

To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.

Equity Securities

Common Stocks. A Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. A Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, a Fund may invest in the lowest credit rating category.

Preferred Stock. A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, a Fund may invest in the lowest credit rating category.

Warrants and Rights. A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Currencies

A Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.

Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.

Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.

The value of a Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange is open for business. As a result, to the extent that the a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, a Fund’s NAV per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.

 The currency-related gains and losses experienced by the a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of the a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in the a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which each Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buy instruments denominated in another.

Currency Transactions. A Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. A Fund also enters into forward currency contracts. See “Options, Futures and Other Strategies” below. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

A Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. A Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”).

A Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since a Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars. Although a Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.

Foreign Currency Options. A Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Foreign Currency Exchange-Related Securities.

Foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities

A Fund may have both direct and indirect exposure through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Brazil. Investing in Brazil involves certain considerations not typically associated with investing in the United States. Additional considerations include: (i) investment and repatriation controls, which could affect a Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to regulated investment companies for U.S. Federal income tax purposes; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government's economic policy; (v) potentially high rates of inflation; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners. While the economy of Brazil has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue.

 China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii)greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty (including the risk of war); (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; and (vii) the risk that certain companies in which the Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government's actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of a Fund's investments.

Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund's performance. Agriculture occupies a prominent position in the Indian economy and the Indian economy therefore may be negatively affected by adverse weather conditions. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objective of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained. While the government of India is moving to a more liberal approach, it still places restrictions on the capability and capacity of foreign investors to access and trade Rupee directly. Foreign investors in India still face burdensome taxes on investments in income producing securities. While the economy of India has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of a Fund's investments.

Latin America. Investments in Latin American countries involve special considerations not typically associated with investing in the United States. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, the political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. Certain Latin American countries may also have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, relative to companies operating in Western economies, companies in Russian are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to the Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund.

Hybrid Instruments

A Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Illiquid Investments and Restricted Securities

Each Fund may purchase and hold illiquid investments. No Fund will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Board of Trustees (“Board” or “Trustees”) or Rafferty, the Funds’ investment adviser, has determined under Board-approved guidelines are liquid. No Fund, however, currently anticipates investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) over-the-counter (“OTC”) options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; and (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.

Interest Rate Swaps

A Fund may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account maintained by an approved custodian, Rafferty believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by each Fund’s custodian. A Fund will not enter into any interest rate swap unless Rafferty believes that the other party to the transaction is creditworthy. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Junk Bonds

A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, often called “junk bonds.”

Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.

However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.

Mortgage-Backed Securities

A Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae®” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac®” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

A Fund may invest in municipal obligations. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable a Fund to demand payment from the issuer or a financial intermediary on short notice.

Options, Futures and Other Strategies

General. A Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.” Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)     Successful use of most Financial Instruments depends upon Rafferty’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction. Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)     Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)     As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4)     Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, the Bank of New York Mellon (“BNY”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the Exchange and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Risks of Options on Currencies and Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX® Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Forward Contracts. The Funds may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and because they may have terms greater than seven days, forward contracts may be considered to be illiquid for the Fund’s illiquid investment limitations. A Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchase and sell futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

A Fund may invest in the securities of other investment companies. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. A Fund intends to limit investments in securities issued by other investment companies in accordance with the 1940 Act.

Zero-Coupon Securities

A Fund may invest in zero-coupon securities of any rating or maturity. Zero-coupon securities make no periodic interest payment, but are sold at a deep discount from their face value (“original issue discount”). The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The original issue discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, a Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon security holders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and to be required to make distributions thereof to shareholders before it receives any cash payments on its investment. See “Dividends, Other Distributions and Taxes – Income from Zero-Coupon and Payment-in-Kind Securities.”

Payment-In-Kind Securities and Strips

A Fund may invest in payment-in-kind securities and strips of any rating or maturity. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements. A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

Real Estate Companies

A Fund may make investments in the securities of real estate companies, which are regarded as those which derive at least 50% of their respective revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or have at least 50% of their respective assets in such real estate. Such investments include common stocks (including real estate investment trust (“REIT”) shares, see “Real Estate Investment Trusts” below), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in Rafferty’s view, a significant element of the securities’ value, and preferred stocks.

Real Estate Investment Trusts

A Fund may make investments in REITs. REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. No Fund may enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.

A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

Reverse Repurchase Agreements

A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.

Short Sales

A Fund may engage in short sale transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, a Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.

Swap Agreements

A Fund may enter into swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund illiquid investment limitations. A Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into a swap agreement with respect to an equity market index in circumstances where Rafferty believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Unrated Debt Securities

A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

U.S. Government Securities

A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain U.S. Government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. Government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when the Adviser is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Additionally, the U.S. Treasury reported that Fannie Mae and Freddie Mac are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that Fannie Mae and Freddie Mac maintain a positive net worth. Fannie Mae and Freddie Mac’s common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to Fannie Mae and Freddie Mac to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase Fannie Mae and Freddie Mac mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.

When-Issued Securities

A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.

Other Investment Risks and Practices

Borrowing. A Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s NAV and on a Fund’s investments. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

A Fund may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

Lending Portfolio Securities. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with a Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While a Fund’s portfolio securities are on loan, a Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. A Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on a four-business days notice or by the borrower on a one-day notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. Each Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover. The Trust anticipates that each Fund’s annual portfolio turnover will vary. A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year. In any given period, all of a Fund’s investments may have a remaining maturity of less than one year; in that case, the portfolio turnover rate for that period would be equal to zero. However, each Fund’s portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders resulting from its distributions of the increased capital gains recognized as a result of that trading. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Risk of Tracking Error

Several factors may affect a Fund’s ability to track the performance of its applicable index. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions (which may be increased by high portfolio turnover); (2) less than all of the securities in the target index being held by a Fund and securities not included in the target index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads; (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund’s portfolio holdings to comply with that Fund’s investment restrictions or policies, or regulatory or tax law requirements; and (7) market movements that run counter to a Bull Fund’s investments (which will cause divergence between a Fund and its target index over time due to the mathematical effects of leveraging).

While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund’s short-term performance will reflect such deviation from its target index.

In the case of Bear ETFs whose NAVs are intended to move inversely from their target indices, the factor of compounding also may lead to tracking error. Even if there is a perfect inverse correlation between a Fund and the return of its applicable target index on a daily basis, the symmetry between the changes in the benchmark and the changes in a Fund’s NAV can be altered significantly over time by a compounding effect. For example, if a Fund achieved a perfect inverse correlation with its target index on every trading day over an extended period and the level of returns of that index significantly decreased during that period, a compounding effect for that period would result, causing an increase in a Fund’s NAV by a percentage that is somewhat greater than the percentage that the index’s returns decreased. Conversely, if a Fund maintained a perfect inverse correlation with its target index over an extended period and if the level of returns of that index significantly increased over that period, a compounding effect would result, causing a decrease of a Fund’s NAV by a percentage that would be somewhat less than the percentage that the index returns increased.

Leverage

Each Fund intends regularly to use leveraged investment techniques in pursuing its investment objectives. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the amount the Fund has invested. Leverage creates the potential for greater gains to shareholders of these Funds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the net asset values of these Funds’ Shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Fund to pay interest which would decrease the Fund’s total return to shareholders. If these Funds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these Funds not been leveraged.

Special Note Regarding the Correlation Risks of Bull Funds. As discussed in the Prospectus, each of the Funds is a “leveraged,” or Bull Fund, in the sense that each has an investment objective to match a multiple of the performance of an index on a given day. The Funds are subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from the Funds’ use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than, or less than, the index performance times the stated multiple in the fund objective.

A Bull Fund’s return for periods longer than one day is primarily a function of the following:

a)	index performance;
b)	index volatility;
c)	financing rates associated with leverage;
d)	other fund expenses;
e)	dividends paid by companies in the index; and
f)	period of time.

The fund performance for a Bull Fund can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, index volatility and index performance, on a Bull Fund. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated fund returns for a number of combinations of index performance and index volatility over a one year period. Assumptions used in the tables include: a) no dividends paid by the companies included in the index; b) no fund expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If fund expenses were included, the fund’s performance would be lower than shown.

The first table below shows an example in which a Bull Fund that has an investment objective to correspond to three times (300% of) the daily performance of an index. The Bull Fund could be expected to achieve a 30% return on a yearly basis if the index performance was 10%, absent any costs or the correlation risk or other factors described above and in the Prospectus under “Correlation Risk.” However, as the table shows, with an index volatility of 20%, such a fund would return 18.02%, again absent any costs or other factors described above and in the Prospectus under “Correlation Risk.” In the charts below, areas shaded green represent those scenarios where a Bull Fund with the investment objective described will outperform (i.e., return more than) the index performance times the stated multiple in the Fund’s investment objective; conversely areas shaded red represent those scenarios where the Fund will underperform (i.e., return less than) the index performance times the stated multiple in the Fund’s investment objective.

Estimated Fund Return Over One Year of Bull Funds.

	300%	Index Volatility
One Year Index	One Year Index
Performance	Performance	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%
-50%	-150%	-87.67%	-87.94%	-88.39%	-88.98%	-89.71%	-90.53%	-91.43%	-92.36%	-93.29%	-94.21%	-95.08%
-45%	-135%	-83.56%	-83.92%	-84.52%	-85.31%	-86.27%	-87.38%	-88.56%	-89.81%	-91.05%	-92.27%	-93.44%
-40%	-120%	-78.63%	-79.10%	-79.88%	-80.91%	-82.17%	-83.59%	-85.13%	-86.75%	-88.38%	-89.96%	-91.49%
-35%	-105%	-72.80%	-73.41%	-74.39%	-75.70%	-77.29%	-79.11%	-81.08%	-83.14%	-85.19%	-87.21%	-89.15%
-30%	-90%	-66.01%	-66.76%	-67.98%	-69.63%	-71.62%	-73.88%	-76.34%	-78.90%	-81.48%	-84.01%	-86.44%
-25%	-75%	-58.17%	-59.10%	-60.60%	-62.63%	-65.07%	-67.86%	-70.90%	-74.02%	-77.20%	-80.34%	-83.32%
-20%	-60%	-49.21%	-50.34%	-52.17%	-54.62%	-57.59%	-60.98%	-64.63%	-68.47%	-72.33%	-76.09%	-79.67%
-15%	-45%	-39.06%	-40.42%	-42.61%	-45.56%	-49.12%	-53.17%	-57.57%	-62.16%	-66.84%	-71.30%	-75.66%
-10%	-30%	-27.65%	-29.26%	-31.86%	-35.35%	-39.58%	-44.42%	-49.65%	-55.11%	-60.60%	-65.93%	-71.06%
-5%	-15%	-14.91%	-16.79%	-19.86%	-23.96%	-28.97%	-34.61%	-40.78%	-47.16%	-53.63%	-59.98%	-66.02%
0%	0%	-0.75%	-2.95%	-6.52%	-11.31%	-17.12%	-23.75%	-30.92%	-38.42%	-45.95%	-53.24%	-60.35%
5%	15%	14.90%	12.34%	8.20%	2.65%	-4.09%	-11.77%	-20.06%	-28.70%	-37.39%	-45.96%	-54.10%
10%	30%	32.09%	29.16%	24.40%	18.02%	10.25%	1.45%	-8.06%	-18.00%	-28.04%	-37.85%	-47.21%
15%	45%	50.92%	47.56%	42.11%	34.84%	25.97%	15.91%	5.06%	-6.42%	-17.76%	-29.04%	-39.69%
20%	60%	71.44%	67.62%	61.46%	53.15%	43.06%	31.57%	19.18%	6.28%	-6.71%	-19.58%	-31.70%
25%	75%	93.74%	89.42%	82.41%	73.05%	61.64%	48.66%	34.70%	20.00%	5.29%	-9.26%	-22.80%
30%	90%	117.88%	113.01%	105.10%	94.55%	81.66%	67.19%	51.37%	34.80%	18.38%	2.23%	-13.59%
35%	105%	143.92%	138.47%	129.64%	117.79%	103.43%	87.06%	69.28%	50.99%	32.37%	13.84%	-3.24%
40%	120%	171.97%	165.85%	155.99%	142.72%	126.67%	108.36%	88.66%	67.88%	47.33%	26.79%	7.60%
45%	135%	202.06%	195.26%	184.25%	169.50%	151.56%	131.38%	109.44%	86.00%	63.14%	40.68%	19.26%
50%	150%	234.28%	226.74%	214.51%	198.08%	178.22%	155.74%	131.23%	105.78%	80.18%	55.12%	31.98%

Estimated Fund Return Over One Year of 1X Bear Funds.

	Inverse of	Index Volatility
One Year Index	One Year Index
Performance	Performance	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%
-50%	50%	99.1%	97.7%	95.3%	91.9%	87.7%	82.8%	77.2%	70.5%	63.7%	56.1%	48.1%
-45%	45%	81.1%	79.8%	77.6%	74.5%	70.8%	66.2%	60.8%	55.4%	49.1%	42.1%	34.5%
-40%	40%	66.1%	64.9%	62.8%	60.1%	56.5%	52.5%	47.6%	42.2%	36.4%	30.3%	23.5%
-35%	35%	53.4%	52.2%	50.4%	47.8%	44.6%	40.6%	36.3%	31.4%	26.0%	20.2%	13.9%
-30%	30%	42.4%	41.4%	39.6%	37.2%	34.3%	30.6%	26.4%	22.0%	16.7%	11.7%	5.8%
-25%	25%	33.0%	32.0%	30.4%	28.1%	25.4%	21.9%	18.1%	13.7%	9.1%	4.1%	-1.4%
-20%	20%	24.7%	23.7%	22.2%	20.1%	17.5%	14.2%	10.7%	6.5%	2.3%	-2.5%	-7.1%
-15%	15%	17.3%	16.5%	15.0%	13.1%	10.5%	7.6%	4.1%	0.4%	-3.9%	-8.2%	-13.2%
-10%	10%	10.8%	10.0%	8.6%	6.8%	4.4%	1.6%	-1.7%	-5.3%	-9.1%	-13.2%	-17.6%
-5%	5%	5.0%	4.2%	2.9%	1.2%	-1.1%	-3.7%	-6.7%	-10.3%	-13.9%	-18.0%	-21.9%
0%	0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.9%	-18.2%	-22.0%	-26.0%
5%	-5%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.9%	-22.2%	-25.9%	-29.4%
10%	-10%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.5%	-22.5%	-25.6%	-29.3%	-32.8%
15%	-15%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.6%	-23.1%	-25.9%	-28.9%	-32.3%	-35.9%
20%	-20%	-16.9%	-17.5%	-18.5%	-20.0%	-21.8%	-23.9%	-26.3%	-29.1%	-32.1%	-35.5%	-38.5%
25%	-25%	-20.2%	-20.8%	-21.8%	-23.2%	-24.9%	-27.0%	-29.3%	-31.8%	-34.8%	-37.8%	-41.2%
30%	-30%	-23.3%	-23.9%	-24.8%	-26.2%	-27.8%	-29.8%	-32.1%	-34.5%	-37.2%	-40.2%	-43.2%
35%	-35%	-26.1%	-26.7%	-27.6%	-28.9%	-30.5%	-32.5%	-34.5%	-37.1%	-39.7%	-42.5%	-45.7%
40%	-40%	-28.8%	-29.3%	-30.2%	-31.5%	-33.1%	-34.9%	-37.1%	-39.4%	-41.8%	-44.9%	-47.4%
45%	-45%	-31.2%	-31.8%	-32.6%	-33.9%	-35.4%	-37.2%	-39.1%	-41.3%	-44.0%	-46.7%	-49.7%
50%	-50%	-33.5%	-34.1%	-34.9%	-36.1%	-37.4%	-39.2%	-41.3%	-43.4%	-45.8%	-48.4%	-51.1%

Estimated Fund Return Over One Year of 3X Bear ETFs.

	300% Inverse of	Index Volatility
One Year Index	One Year Index
Performance	Performance	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%
-50%	150%	679.4%	646.2%	593.9%	526.6%	449.6%	367.9%	287.1%	210.0%	141.3%	82.1%	33.3%
-45%	135%	487.3%	462.2%	422.6%	371.6%	313.4%	251.9%	190.6%	132.9%	80.9%	36.5%	-0.1%
-40%	120%	353.4%	333.9%	303.2%	264.0%	219.0%	171.1%	123.9%	79.2%	39.4%	4.7%	-23.4%
-35%	105%	257.2%	241.8%	217.7%	186.6%	150.9%	113.3%	75.9%	40.7%	9.3%	-17.9%	-40.0%
-30%	90%	186.4%	174.0%	154.5%	129.5%	101.1%	70.8%	40.8%	12.6%	-12.7%	-34.2%	-52.2%
-25%	75%	133.1%	123.0%	107.2%	86.7%	63.4%	38.7%	14.3%	-8.6%	-29.3%	-46.8%	-61.4%
-20%	60%	92.2%	83.9%	70.7%	53.9%	34.6%	14.2%	-5.9%	-24.9%	-41.9%	-56.3%	-68.3%
-15%	45%	60.3%	53.4%	42.4%	28.2%	12.2%	-4.9%	-21.7%	-37.5%	-51.7%	-63.8%	-73.7%
-10%	30%	35.1%	29.2%	19.9%	8.0%	-5.6%	-19.9%	-34.1%	-47.5%	-59.5%	-69.6%	-77.9%
-5%	15%	14.9%	9.9%	1.9%	-8.2%	-19.8%	-32.0%	-44.1%	-55.5%	-65.5%	-74.3%	-81.3%
0%	0%	-1.5%	-5.8%	-12.6%	-21.3%	-31.3%	-41.8%	-52.1%	-61.9%	-70.6%	-78.0%	-84.1%
5%	-15%	-14.9%	-18.7%	-24.6%	-32.1%	-40.7%	-49.8%	-58.8%	-67.2%	-74.7%	-81.1%	-86.3%
10%	-30%	-26.0%	-29.3%	-34.4%	-41.0%	-48.5%	-56.4%	-64.2%	-71.5%	-78.1%	-83.6%	-88.2%
15%	-45%	-35.3%	-38.1%	-42.6%	-48.4%	-55.1%	-61.9%	-68.8%	-75.1%	-80.9%	-85.7%	-89.7%
20%	-60%	-43.0%	-45.6%	-49.5%	-54.6%	-60.4%	-66.5%	-72.6%	-78.3%	-83.2%	-87.5%	-91.0%
25%	-75%	-49.6%	-51.9%	-55.4%	-59.9%	-65.0%	-70.5%	-75.8%	-80.8%	-85.2%	-89.0%	-92.1%
30%	-90%	-55.2%	-57.2%	-60.4%	-64.4%	-69.0%	-73.8%	-78.6%	-83.0%	-87.0%	-90.3%	-93.0%
35%	-105%	-60.1%	-61.9%	-64.7%	-68.3%	-72.4%	-76.7%	-80.9%	-84.9%	-88.4%	-91.4%	-93.8%
40%	-120%	-64.2%	-65.8%	-68.4%	-71.6%	-75.3%	-79.1%	-83.0%	-86.5%	-89.7%	-92.3%	-94.5%
45%	-135%	-67.8%	-69.3%	-71.5%	-74.5%	-77.8%	-81.3%	-84.8%	-87.9%	-90.8%	-93.2%	-95.1%
50%	-150%	-70.9%	-72.3%	-74.3%	-77.0%	-80.0%	-83.2%	-86.3%	-89.2%	-91.7%	-93.9%	-95.6%

The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a Bull Fund. The fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of factors discussed above or under “Correlation Risk” in the Prospectus.

INVESTMENT RESTRICTIONS

The Trust, on behalf of each Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Each Fund’s investment objective is a non-fundamental policy of the Fund. Non-fundamental policies may be changed by the Board of Trustees (“Board”) without shareholder approval.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

Each Fund may not:

1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.

Except for any Fund that is “concentrated” in an industry or group of industries within the meaning of the 1940 Act, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

5.

Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

6.

Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.

7.

Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of restricted securities or other investment company securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that a Fund may execute brokerage or other agency transactions through registered broker-

dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for a Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing all Funds; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by a Fund.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding a Fund’s portfolio investments to ensure that such disclosure is in the best interests of a Fund’s shareholders. In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of a Fund. Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, each Fund’s portfolio holdings will be made available on the Funds’ website at www.direxionshares.com each day the Funds are open for business.

The portfolio composition file (“PCF”) and the IOPV, which contain portfolio holdings information, will be made available daily, including to the Funds’ service providers to facilitate the provision of services to the Funds and to certain other entities as necessary for transactions in Creation Units. Such entities may be limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based services, investors that have entered into an authorized participant agreement with the Distributor and the transfer agent or purchase Creation Units through a dealer that has entered into such an agreement (“Authorized Participants”), and other institutional market participants that provide information services. Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or through other fee-based services to NSCC members and/or subscribers to the fee-based services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market.

Daily access to the PCF file and IOPV is permitted to: (i) certain personnel of service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management; (ii) Authorized Participants through NSCC, and (iii) other personnel of the Adviser and the Funds’ distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating a Fund. To prevent such parties from potentially misusing the complete portfolio holdings information, a Fund will generally only disclose such information no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.

In addition, the Funds’ President may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) a Fund has a legitimate business purpose for doing so; (2) it is in the best interests of shareholders; (3) the recipient is subject to a confidentiality agreement; and (4) the recipient is subject to a duty not to trade on the nonpublic information. The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business affairs of each Fund are managed by or under the direction of a Board of Trustees (“Board” or “Trustees”). The Trustees are responsible for managing a Fund’s business affairs and for exercising all of a Fund’s powers except those reserved to the shareholders. A Trustee may be removed by a written instrument, signed by at least two-thirds of the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years, including any affiliation with Rafferty, length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust. Each of the non-interested Trustees also serves on the Boards of the Direxion Funds and the Direxion Insurance Trust, the other registered investment companies in the Direxion mutual fund complex which are collectively comprised of 145 series, including the Funds. Unless otherwise noted, the business address of each Trustee and Officer of the Trust is 33 Whitehall Street, 10th Floor, New York, New York 10004.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill(1) Age: 40	President, Chairman of the Board of Trustees and Treasurer	Since 2008	Managing Director of Rafferty, 1995-present.	32	None

Non-Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 63	Trustee	Lifetime of Trust until removal or resignation; Since 2008	President and Chief Executive Officer of Byrne Securities Inc., 1992-present.	145	Trustee, The Opening Word Program, Wyandanch, NY
Gerald E. Shanley III Age: 64	Trustee	Lifetime of Trust until removal or resignation Since 2008	Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	145	None
John Weisser Age: 65	Trustee	Lifetime of Trust until removal or resignation Since 2008	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	145	MainStay Group of Funds

Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill(1) Age: 40	President, Chairman of the Board of Trustees and Treasurer	Since 2008	Managing Director of Rafferty, 1999-present.	N/A	None
William Franca Age: 50	Executive Vice President – Head of Distribution	Since 2008	Senior Vice President – Rafferty since 2006; Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	None
Bernard “Bob” Frize Age: 40	Chief Compliance Officer	Since 2008

Director, Alaric Compliance Services, LLC September 2007 to present; Business Consultant, BusinessEdge Solutions January 2007 – June 2007; Associate Vice President, Pershing Adviser Solutions April 1996 – January 2007.

				N/A	None

(1)	Mr. O’Neill is affiliated with Rafferty. Mr. O’Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.
(2)

The “Fund Complex” consists of the Direxion Shares ETF Trust which currently offers for sale to the public 22 of the 32 Funds registered with the SEC, the Direxion Funds which currently offers for sale to the public 30 portfolios of the 60 currently registered with the SEC and the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC.

(3)	Each officer of the Trust holds office until his or her successor is elected and qualified or until his or her earlier death, inability to serve, removal or resignation.

The Trust has an Audit Committee, consisting of Messrs. Byrne, Shanley and Weisser. The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits.

The Trust also has a Nominating Committee, consisting of Messrs. Byrne, Shanley and Weisser, each of whom is a disinterested member of the Board. The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The nominating committee also evaluates and nominates Board member candidates. The Nominating Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to a Fund with attention to the Nominating Committee Chair. The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Byrne, Shanley and Weisser. The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust.

As of the date of this SAI, no Trustee owns Shares of any Fund. The following table shows the amount of equity securities owned in the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2007:

Dollar Range of Equity Securities Owned:	Interested Trustee:	Non-Interested Trustees:
	Daniel D. O’Neill	Daniel J. Byrne	Gerald E. Shanley III	John Weisser
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies (1)	$10,000 - $50,000	$10,000 - $50,000	$0	$0

(1)

The “Direxion Family of Investment Companies” consists of the Direxion Shares ETF Trust which currently offers for sale to the public 22 of the 32 Funds currently registered with the SEC, the Direxion Funds which currently offers for sale to the public 30 portfolios of the 60 currently registered with the SEC and the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC.

The Trust’s Trust Instrument provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Prior to the Trust’s commencement of operations, no Trustee was compensated for his service as a Trustee. For the Funds’ Fiscal Year ended October 31, 2009, it is estimated that Messrs. Byrne and Weisser each will receive aggregate compensation of $16,000 and Mr. Shanley will receive aggregate compensation of $19,200 from the Trust, which will be paid equally by the operational Funds.

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. As of August 18, 2008, Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”), was the sole shareholder and a control person of the Large Cap Bull, Large Cap Bear, Financial Bull and Financial Bear Funds. As of August 18, 2008, none of the other Funds had any outstanding shares.

Investment Adviser

Rafferty Asset Management, LLC (“Rafferty” or “Adviser”), 33 Whitehall Street, 10th Floor, New York, New York 10004, provides investment advice to the Funds. Rafferty was organized as a New York limited liability corporation in June 1997. Lawrence C. Rafferty controls Rafferty through his ownership in Rafferty Holdings, LLC.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of each Fund, and Rafferty dated August 13, 2008, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, each Fund pays Rafferty 0.75% at an annual rate based on its average daily net assets.

Each Fund is responsible for its own operating expenses. Rafferty has contractually agreed to waive its fees and/or reimburse the Funds’ operating expenses (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation) through March 1, 2009, to the extent that they exceed 0.95% of daily net assets. This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders. The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

The Advisory Agreement was initially approved by the Trustees (including all non-interested Trustees) and Rafferty, as sole shareholder of each Fund on August 13, 2008, in compliance with the 1940 Act. The Advisory Agreement with respect to each Fund will continue in force for an initial period of two years after the date of its approval. Thereafter, the Advisory Agreement will be renewable from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the distributor have adopted Codes of Ethics (“Codes”). These Codes permit portfolio managers and other access persons of a Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.

Portfolio Managers

Each Fund is managed by an investment committee consisting of Paul Brigandi, Adam Gould, Tony Ng, Adam Kelly and Loren Norton. In addition to the Funds, the committee manages the following other accounts as of August 8, 2008:

Accounts	Total Number of Accounts	Total Assets (in millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	43	$1,080,000,000	0	$0
Other Pooled Investment Vehicles	1	$110,000,000	0	$0
Other Accounts	0	$0	0	$0

Rafferty manages other accounts with investment objectives similar to that of the Funds. In addition, two or more Funds may invest in the same securities but the nature of each investment (long or short) may be opposite and in different proportions. Rafferty ordinarily executes transactions for a Fund “market-on-close,” in which Funds purchasing or selling the same security receive the same closing price.

Rafferty has not identified any additional material conflicts between a Fund and other accounts managed by the investment committee. However, the portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over and devote unequal time and attention to a Fund and other accounts. Another potential conflict could include the portfolio managers knowledge about size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. This could create potential conflicts of interest resulting in a Fund paying higher fees or one investment vehicle out performing another. The Adviser has established policies ad procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

The investment committee’s compensation is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment committee’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment committee’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment committee may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.

The members of the investment committee do not own any shares of the Funds as of August 15, 2008.

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by a Fund as part of their investment advisory services, subject to the supervision and oversight of the Board. The Proxy Voting Policies of Rafferty are attached as Appendix B. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of a Fund and their shareholders, taking into account the value of a Fund’s investments.

More Information. The actual voting records relating to portfolio securities for future 12-month periods ending June 30 will be available without charge, upon request by calling toll-free, 1-866-476-7523 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Index Receipt Agent, Fund Accounting Agent, Transfer Agent and Custodian

BNY, located at One Wall Street, New York, New York 10286, serves as the Funds’ transfer agent, administrator, custodian and index receipt agent. Rafferty also performs certain administrative services for the Funds.

Pursuant to a Fund Administration and Accounting Agreement between the Trust and BNY, BNY provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. As compensation for the administration and management services, the Trust pays BNY a fee based on the Trust’s total average daily net assets of 0.04% on net assets, with a minimum annual complex fee of approximately $200,000. For the accounting services, the Trust pays BNY a fee based on the Trust’s total average daily net assets of 0.03% and a minimum annual complex fee of approximately $160,000. BNY also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

Pursuant to a Custodian Agreement, BNY serves as the custodian of a Fund’s assets. The custodian holds and administers the assets in a Fund’s portfolios. Pursuant to the Custody Agreement, the custodian receives an annual fee based on the Trust’s total average daily net assets of 0.0075% and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses.

Distributor

Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares. The Distributor is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. The Trust offers Shares of the Funds for sale through the Distributor in Creation Units, as described below. The Distributor will not sell or redeem Shares in quantities less than Creation Units. The Distributor will deliver Prospectuses to Authorized Participants purchasing Creation Units and will maintain records of Creation Unit orders.

Distribution and Service Plan

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution and Service Plan (“Rule 12b-1 Plan”) pursuant to which each Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Funds’ principal underwriter, and Rafferty may have a direct or indirect financial interest in the Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, each Fund may pay a fee of up to [0.25]% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to any of the Funds.

The Plan was approved by the Board, including a majority of the non-interested Trustees of the Funds. In approving each Plan, the Trustees determined that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plans and the purpose for which such expenditures were made.

The Plan permits payments to be made by each Fund to the Distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. In addition, the Plan authorizes payments by each Fund to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 233 S. Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm for the Trust.

Legal Counsel

The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, as its legal counsel.

DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund is determined separately daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE, and Bond Market for the 10 Year Note Funds, is open for business. The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices’ in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.

When market quotations for options and futures positions held by a Fund are readily available, those positions will be valued based upon such quotations. Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.

For purposes of determining NAV per share of a Fund, options and futures contracts are valued at the last sales prices of the exchanges on which they trade. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued. A last sale price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular instrument.

For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).

OTC securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of a Fund are valued at fair value.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on April 23, 2008, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board may designate additional series of beneficial interest. and classify Shares of a particular series into one or more classes of that series.

All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series of class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Trust Instrument confers upon the Broad of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares of the Trust to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of Funds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Trust Instrument disclaims liability of the shareholders of the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification from the Trust’s property for all loss and expense of any Fund shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Book Entry Only System

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. The Shares of each Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.

 DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the AMEX and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants an the Indirect Participants and Beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by Beneficial Owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.

PURCHASES AND REDEMPTIONS

The Trust issues and redeems Shares of each Fund only in aggregations of Creation Units. The number of Shares of a Fund that constitute a Creation Unit for each Fund and the value of such Creation Unit as of each Fund’s inception will be 50,000 and $3,000,000, respectively.

See “Purchase and Issuance of Shares in Creation Units” and “Redemption in Creation Units” below. The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of any Fund, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board for any other reason.

Purchase and Issuance of Creation Units

The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A “Business Day” with respect to each Fund is any day on which the NYSE is open for business.

Creation Units of Shares may be purchased only by or through an Authorized Participant. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount and the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust only expects to enter into an Authorized Participant Agreement with a few Authorized Participants.

Creation Units also will be sold only for cash (“Cash Purchase Amount”) for Bear Funds. Creation Units are sold at their net asset value, plus a transaction fee, as described below.

Purchases through the Clearing Process (Bull Funds)

An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Enhanced Clearing Process,” or (ii) outside the Enhanced Clearing Process, being referred to herein as the Manual Clearing Process. To purchase or redeem through the Enhanced Clearing Process, an Authorized Participant must be a member of National Securities Clearing Corporation (“NSCC”) that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Enhanced Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the Portfolio Deposit and such additional information as may be required by the Distributor. A purchase order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.

The consideration for purchase of a Creation Unit of Shares of a Bull Fund consists of either cash or the Deposit Securities that is a representative sample of the securities in the Fund’s underlying index, the Balancing Amount, and the appropriate Transaction Fee (collectively, the “Portfolio Deposit”). The Balancing Amount will be the amount equal to the differential, if any, between the total aggregate market value of the Deposit Securities and the NAV of the Creation Unit(s) being purchased and will be paid to, or received from, the Trust after the NAV has been calculated.

BNY makes available through the NSCC one each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Bull Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of a given Bull Fund until such time as the next-announced Portfolio Deposit made available.

The identity and number of shares of the Deposit Securities required for each Bull Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by Rafferty with a view to the investment objective of the Bull Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to Rafferty on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant Bull Fund, or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Balancing Amount effective through and including the previous Business Day, per outstanding Share of each Bull Fund, will be made available.

Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a greater value than the NAV of the Shares on the date the order is placed in proper form since, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. The Participation Agreement will permit the Trust to buy the missing Deposit Securities any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian Bank or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Shares so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than three Business Days following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. A list of local holidays in the foreign countries or markets relevant to the international funds is set forth under “Regular Foreign Holidays” below.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Purchases Through the Manual Clearing Process

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Enhanced Clearing Process must state that it is not using the Enhanced Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. All Creation Unit purchases of the Bear Funds will be settled outside the Enhanced Clearing Process for cash equal to the Creation Unit’s NAV (“Cash Purchase Amount”). Purchases (and redemptions) of Creation Units of the Bull Funds settled outside the Enhanced Clearing Process will be subject to a higher Transaction Fee than those settled through the Enhanced Clearing Process. Purchase orders effected outside the Enhanced Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Enhanced Clearing Process. Those persons placing orders outside the Enhanced Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Portfolio Deposit (for the Bull Funds), or of the Cash Purchase Amount (for the Bear Funds).

Rejection of Purchase Orders

The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of any Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (b) the Deposit Securities delivered are not as specified by Rafferty and Rafferty has not consented to acceptance of an in-kind deposit that varies from the designated Deposit Securities; (c)  acceptance of the purchase transaction order would have certain adverse tax consequences to the Fund; (d) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (e) the acceptance of the purchase transaction order would otherwise, in the discretion of the Trust or Rafferty, have an adverse effect on the Trust or the rights of beneficial owners; (f) the value of a Cash Purchase Amount, or the value of the Balancing Amount to accompany an in-kind deposit exceed a purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian by 4:00 p.m. Eastern Time on the Transmittal Date; or (g) in the event that circumstances outside the control of the Trust, the Distributor and Rafferty make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Placement of Redemption Orders Using Enhanced Clearing Process (Bull Funds)

Orders to redeem Creation Units of Funds through the Enhanced Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.

With respect to each Bull Fund, Rafferty makes available through the NSCC immediately prior to the opening of business on the Exchange on each day that the Exchange is open for business the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”). These securities may, at times, not be identical to Deposit Securities which are applicable to a purchase of Creation Units.

The redemption proceeds for a Creation Unit consist of either cash or Redemption Securities, as announced by Rafferty through the NSCC on any Business Day, plus the Balancing Amount. The redemption transaction fee described below is deducted from such redemption proceeds.

Placement of Redemption Orders Outside Clearing Process (Bull and Bear Funds)

Orders to redeem Creation Units of Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Authorized Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process need not be an Authorized Participant, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day. The order must be accompanied or preceded by the requisite number of Shares of Funds specified in such order, which delivery must be made through DTC to the Custodian by the third Business Day following such Transmittal Date (“DTC Cut-Off Time”); and (iii) all other procedures set forth in the Authorized Participant Agreement must be properly followed.

For the Bull Funds, if it is not possible to effect deliveries of the Redemption Securities, the Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in net asset value.

After the Transfer Agent has deemed an order for redemption of a Bull Fund’s shares outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Redemption Securities, which are expected to be delivered within three Business Days, and the Balancing Amount minus the Transaction Fee. In addition, with respect to Bull Fund redemptions honored in cash, the redeeming party will receive the Cash Redemption Amount by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent. Due to the schedule of holidays in certain countries, however, the receipt of the Cash Redemption Amount may take longer than three Business Days following the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the foreign country relevant to the international funds.

The redemption proceeds for a Creation Unit of a Bear Fund will consist solely of cash in an amount equal to the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, less the redemption transaction fee described below (“Cash Redemption Amount”).

In certain instances, Authorized Participants may create and redeem Creation Unit aggregations of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Regular Foreign Holidays

The Funds generally intend to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus three Business Days (i.e., days on which the national securities exchange is open). The Funds may effect deliveries of Creation Units and portfolio securities on a basis other than T plus three in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the international funds, in certain circumstances. The holidays applicable to the international funds during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the funds. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.

The remaining dates in calendar year 2008 and all dates in calendar year 2009 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

2008 Holidays

Argentina

Nov 6	Dec 31
Dec 8
Dec 24
Dec 25

Australia

Oct. 6
Nov. 4
Dec. 25
Dec. 26

Austria

Dec. 8	Dec. 26
Dec. 24	Dec. 31
Dec. 25

Belgium
Nov. 11	Dec. 31
Dec. 25
Dec. 26

Brazil

Nov 20	Dec 31
Dec 24
Dec 25

Chile

Sep 18	Dec 25
Sep 19	Dec 31
Dec 8

China

Sep 1	Nov 11
Oct 1-3	Nov 27
Oct 6-7	Dec 25
Oct 13

Colombia

Oct 13	Dec 25
Nov 3	Dec 31
Nov 17
Dec 8

Denmark

Dec. 24	Dec. 31
Dec. 25
Dec. 26

Finland

Dec. 24	Dec. 31
Dec. 25
Dec. 26

France

Nov. 11
Dec. 25
Dec. 26

Germany

Oct. 3	Dec. 26
Dec. 24	Dec. 31
Dec. 25

Greece

Oct. 28
Dec. 25
Dec. 26

Hong Kong

Oct. 1	Dec. 25
Oct. 7	Dec. 26
Dec. 24	Dec. 31

India

Aug 19	Sept 30	Oct 28	Nov 13
Aug 22	Oct 2	Oct 30	Dec 9
Sept 3	Oct 9	Nov 12	Dec 25

Indonesia

Sept 29	Oct 3	Dec 25	Dec 31
Oct 1	Dec 8	Dec 26
Oct 2	Dec 24	Dec 29

Ireland

Oct. 27	Dec. 26
Dec. 24	Dec. 29
Dec. 25

Israel

Sept 29	Oct 8	Oct 14
Sept 30	Oct 9	Oct 20
Oct 1	Oct 13	Oct 21

Italy

Dec. 8	Dec. 26
Dec. 24	Dec. 31
Dec. 25

Japan

Sept 23	Nov 24
Oct 13	Dec 23
Nov 3	Dec 31

Mexico

Nov 20	Dec 12
Nov 17	Dec 25

Netherlands

Dec. 25
Dec. 26

Norway

Dec. 24	Dec. 31
Dec. 25
Dec. 26

Peru

Oct 8	Dec 25
Dec 8	Dec 31
Dec 24

Russia

Nov 3-4

South Africa

Sept 24	Dec 26
Dec 16
Dec 25

South Korea

Sept 5
Oct 3
Dec 25
Dec 31

Spain

Dec. 8
Dec. 25
Dec. 26

Switzerland

Sept. 11	Dec. 25
Dec. 8	Dec. 26
Dec. 24	Dec. 31

Taiwan

Oct 10

United Kingdom

Aug. 25
Dec. 25
Dec. 26

United States

Sept. 1	Nov. 27
Oct. 13 2009	Dec. 25
Nov. 11

2009 Holidays

Argentina

Jan. 1	May 1	Aug. 17	Dec. 24
April 6	May 25	Oct. 12	Dec. 25
April 9	June 15	Nov. 6	Dec. 31
April 10	July 9	Dec. 8

Australia

Jan. 1	April 13	June 8	Nov. 3
Jan. 26	April 27	Aug. 3	Dec. 25
March 2	May 5	Aug. 12	Dec. 28
March 9	May 18	Sept. 28
April 10	June 1	Oct. 5

Austria

Jan. 1	April 13	June 1	Dec. 8
Jan. 6	May 1	June 11	Dec. 24
April 10	May 21	Oct. 26	Dec. 25

Belgium

Jan. 1	May 1	June 1	Nov. 11
April 10	May 21	July 21	Dec. 25
April 13	May 22	Nov. 2

Brazil

Jan. 1	April 10	July 9	Nov. 20
Jan. 20	April 21	Sept. 7	Dec. 24
Feb. 23	May 1	Oct. 12	Dec. 25
Feb. 24	June 11	Nov. 2	Dec. 31

Chile

Jan. 1	May 21	Sept. 18	Dec. 25
April 10	June 8	Oct. 12	Dec. 31
May 1	June 29	Dec. 8

China

Jan. 1	Feb. 3	Sept. 7	Nov. 26
Jan. 19	Feb. 16	Oct. 1-7	Dec. 25
Jan. 26-30	May 1-7	Oct. 12
Feb. 2	May 25	Nov. 11

Colombia

Jan. 1	May 1	July 20	Nov. 16
Jan. 12	May 25	Aug 7	Dec. 8
March 23	June 15	Aug 17	Dec. 25
April 9	June 22	Oct. 12	Dec. 31
April 10	June 29	Nov. 2

Denmark

Jan. 1	April 13	June 1	Dec. 25
April 9	May 8	June 5	Dec. 31
April 10	May 21	Dec. 24

Finland

Jan. 1	April 10	June 19	Dec. 26
Jan. 6	May 1	Dec. 24	Dec. 31
April 13	May 21	Dec. 25

France

Jan. 1	April 13	May 8	July 14	Dec. 25
April 10	May 1	May 21	Nov. 11

Germany

Jan. 1	April 10	May 21	Dec. 24
Jan. 6	April 13	June 1	Dec. 25
Feb. 23	May 1	June 11	Dec. 31

Greece

Jan. 1	March 25	April 17	June 8
Jan. 6	April 10	April 20	Oct. 28
March 2	April 13	May 1	Dec. 25

Hong Kong

Jan. 1	April 10	July 1	Dec. 24
Jan. 26	April 13	Oct. 1	Dec. 31
Jan. 27	May 1	Oct. 26
Jan. 28	May 28	Dec. 25

India

Jan. 8	April 3	July 1	Oct. 2
Jan. 26	April 7	Aug. 15	Oct. 17
Feb. 23	April 10	Aug. 19	Oct. 19

March 10	April 14	Aug. 22	Nov. 2
March 11	May 1	Sept. 21	Nov. 28
March 27	May 9	Sept. 28	Dec. 25
April 1	June 30	Sept. 30	Dec. 28

Indonesia

Jan. 1	May 21	Sept. 22	Nov. 27	Dec. 31
Jan. 26	July 20	Sept. 23	Dec. 18
March 26	Aug. 17	Sept. 24	Dec. 24
March 27	Sept. 21	Sept. 25	Dec. 25

Ireland

Jan. 1	April 13	June 1	Dec. 24	Dec. 29
March 17	May 1	Aug. 3	Dec. 25
April 10	May 4	Oct. 26	Dec. 28

Israel

March 10	April 14	May 28	Sept. 20
April 8	April 28	May 29	Sept. 27
April 9	April 29	July 30	Sept. 28

Italy

Jan. 1	April 13	June 29	Dec. 25
Jan. 6	May 1	Dec. 8	Dec. 31
April 10	June 2	Dec. 24

Japan

Jan. 1	Mar. 20	July 20	Oct. 12	Dec. 31
Jan. 2	April 29	Sept. 21	Nov. 3
Jan. 12	May 4	Sept. 22	Nov. 23
Feb. 11	May 5	Sept. 23	Dec. 23

Mexico

Jan. 1	March 16	Sept. 16	Nov. 20
Feb. 2	April 9-10	Nov. 2	Dec. 25
Feb. 5	May 1	Nov. 16

Netherlands

Jan. 1	April 13	May 1	June 1
April 10	April 30	May 21	Dec. 25

Norway

Jan. 1	April 13	May 21	Dec. 24-25
April 9-10	May 1	June 1	Dec. 31

Peru

Jan. 1	May 5	July 28-29	Dec. 24-25

April 9-10	June 29	Oct. 8	Dec. 31

Russia

Jan. 1	Feb. 23	May 11	Nov. 6
Jan. 2	March 9	June 12
Jan. 5-8	May 1	Nov. 4

South Africa

Jan. 1	April 27	Aug. 10
April 10	May 1	Dec. 16
April 13	June 16	Dec. 25

South Korea

Jan. 1	Jan. 27	May 5	Oct. 2	Dec. 31
Jan. 26	May 1	July 17	Dec. 25

Spain

Jan. 1	April 9-10	May 15	Nov. 9
Jan. 6	April 13	Oct. 12	Dec. 8
March 19	May 1	Nov. 2	Dec. 25

Switzerland

Jan. 1-2	April 10	May 21	Sept. 10
Jan. 6	April 13	June 29	Dec. 24-25
March 19	May 1	June 11	Dec. 31
June 1	Dec. 8

Taiwan

Jan. 1	Jan. 23	Jan. 27	Jan. 29	May 28
Jan. 22	Jan. 26	Jan. 28	May 1

United Kingdom

Jan. 1	April 13	May 25	Dec. 25
April 10	May 4	Aug. 31	Dec. 28

United States

Jan. 1	April 10	Sept. 7	Nov. 26
Jan. 19	May 25	Oct. 12	Dec. 25
Feb. 16	July 3-4	Nov. 11

Redemption

The longest redemption cycle for the international funds is a function of the longest redemption cycles among the countries whose stocks comprise the international funds. In the calendar years 2008 and 2009*, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for the international funds is as follows:

Country	Redemption Request Date	Redemption Settlement Date	Settlement Period
Argentina
	March 17, 2008	March 25, 2008	8
	March 18, 2008	March 26, 2008	8
	March 19, 2008	March 27, 2008	8

China
	Feb. 4, 2008	Feb. 14, 2008	10
	Feb. 5, 2008	Feb. 15, 2008	10
	Feb. 6, 2008	Feb. 18, 2008	12
	April 28, 2008	May 8, 2008	10
	April 29, 2008	May 9, 2008	10
	April 30, 2008	May 12, 2008	12
	Sept. 26, 2008	October 8, 2008	12
	Sept. 29, 2008	October 9, 2008	10
	Sept. 30, 2008	October 10, 2008	10

Denmark
	March 17, 2008	March 25, 2008	8
	March 18, 2008	March 26, 2008	8
	March 19, 2008	March 27, 2008	8

Finland
	March 17, 2008	March 25, 2008	8
	March 18, 2008	March 26, 2008	8
	March 19, 2008	March 27, 2008	8

Indonesia
	Sept. 26, 2008	October 6, 2008	10
	Sept. 29, 2008	October 7, 2008	8
	Sept. 30, 2008	October 8, 2008	8

Japan
	Dec. 26, 2008	Jan. 5, 2009	10
	Dec. 29, 2008	Jan. 6, 2009	8
	Dec. 30, 2008	Jan. 7, 2009	8

Mexico
	March 14, 2008	March 24, 2008	10

Norway
	March 17, 2008	March 25, 2008	8
	March 18, 2008	March 26, 2008	8
	March 19, 2008	March 27, 2008	8

Russia*
	Dec. 26, 2008	Jan. 8, 2008	13
	Dec. 27, 2008	Jan. 9, 2008	13
	Dec. 28, 2008	Jan. 10, 2008	13

2009
Country	Redemption Request Date	Redemption Settlement Date	Settlement Period
Argentina
	April 3, 2009	April 11, 2009	8
	April 4, 2009	April 12, 2009	8
	April 5, 2009	April 13, 2009	8

China
	January, 21, 2009	Feb. 4, 2009	14
	January 22, 2009	Feb. 5, 2009	14
	January 23, 2009	Feb. 6, 2009	14
	April 28, 2009	May 8, 2009	10
	April 29, 2009	May 11, 2009	10
	April 30, 2009	May 12, 2009	12
	Sept. 28, 2009	October 8, 2009	12
	Sept. 29, 2009	October 9, 2009	10
	Sept. 30, 2009	October 13, 2009	13

Denmark
	April 6, 2009	April 14, 2009	8
	April 7, 2009	April 15, 2009	8
	April 8, 2009	April 16, 2009	8

Indonesia
	Sept. 16, 2009	Sept. 24, 2009	12
	Sept. 17, 2009	Sept. 25, 2009	12
	Sept. 18, 2009	Sept. 28, 2009	12

Japan
	Sept. 16, 2009	Sept. 24, 2009	8
	Sept. 17, 2009	Sept. 25, 2009	8
	Sept. 18, 2009	Sept. 26, 2009	8

Norway
	April 6, 2009	April 14, 2009	8
	April 7, 2009	April 15, 2009	8
	April 8, 2009	April 16, 2009	8

Russia**
	Dec. 29, 2009	Jan. 11, 2010	13
	Dec. 30, 2009	Jan. 12, 2010	13
	Dec. 31, 2009	Jan. 10, 2010	13

* Settlement dates in the table above have been confirmed as of 6/18/08. Holidays are subject to change without further notice.

** Assume likely 2010 holiday based on prior year. Settlement cycle in Russia is negotiated on a deal by deal basis. Above data reflects a hypothetical T+3 cycle.

Transaction Fees

Transaction fees are imposed as set forth in the table in the Prospectus. Transaction Fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. There is a fixed and a variable component to the total Transaction Fee.

 A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction.

Purchasers of Creation Units of Bull Funds for cash are required to pay an additional charge to compensate the relevant Fund for brokerage and market impact expenses relating to investing in portfolios securities. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed an additional charge for cash purchases.

Purchasers of Shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. Investors will also bear the costs of transferring securities from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker- dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust has been granted an exemption by the SEC from this prospectus delivery obligation in ordinary secondary market transactions involving Shares under certain circumstances, on the condition that purchasers of Shares are provided with a product description of the Shares. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Fund’s prospectus is available at the national securities exchange on which the Shares of such Fund trade upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

As stated in the Prospectus, each Fund pays out dividends to its shareholders from its net investment income at least annually. A Fund also distributes its net short-term capital gain, if any, annually but may make more frequent distributions thereof if necessary to avoid income or excise taxes. Each Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates annual distributions thereof. The Trustees may revise this dividend policy, or postpone the payment of dividends, if a Fund has or anticipates any large unexpected expense, loss or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.

Investors should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus).

Taxes

Regulated Investment Company Status. Each Fund is treated as a separate corporation for federal tax purposes and intends to qualify as a regulated investment company under Subchapter M of Chapter 1 of the Code (“RIC”). If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income -- generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss (“short-term capital gain”), and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid -- and net capital gain it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”). The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement.

Although each Fund intends to satisfy all the foregoing requirements, there is no assurance that a Fund will be able to do so. The investment by a Fund primarily in options and futures positions entails some risk that it might fail to satisfy the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation the Funds use, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of one or more of the Funds.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 35%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”), which is subject to a maximum federal income tax rate of 15%) to the extent of the Fund’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Excise Tax. Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Income from Foreign Securities. Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.

Some futures contracts (other than “securities futures contracts,” as defined in Code section 1234B(c)), foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which a Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that a Fund holds at the end of its taxable year must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60%

 of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures, or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Income from Zero-Coupon and Payment-in-Kind Securities. A Fund may acquire zero-coupon or other securities (such as strips) issued with original issue discount (“OID”). As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Income from REITs. A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that, (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. No Fund will invest directly in REMIC residual interests, and no Fund intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to a Fund and to distributions therefrom.

FINANCIAL STATEMENTS

DIREXION SHARES ETF TRUST

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 14, 2008

	Large Cap Bull 3x Shares	Large Cap Bear 3X Shares	Financial Bull 3X Shares	Financial Bear 3X Shares
ASSETS
Cash	$ 25,013	$ 25,012	$ 25,013	$ 25,012
Receivable from Adviser	75,034	75,035	75,034	75,034
TOTAL ASSETS	$100,047	$100,047	$100,047	$100,046
LIABILITIES
Payable for Organization Costs	$ 75,034	$ 75,035	$ 75,034	$ 75,034
TOTAL LIABILITIES	$ 75,034	$ 75,035	$ 75,034	$ 75,034
Net Assets	$ 25,013	$ 25,012	$ 25,013	$ 25,012
Analysis of Net Assets:
Paid-in Capital on shares of capital stock	$ 25,013	$ 25,012	$ 25,013	$ 25,012
Shares Outstanding	416.88	416.87	416.88	416.87
Net asset value per share	$ 60.00	$ 60.00	$ 60.00	$ 60.00

See accompanying notes to financial statements.

DIREXION SHARES ETF TRUST

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED AUGUST 14, 2008

	Large Cap Bull 3x Shares	Large Cap Bear 3X Shares	Financial Bull 3X Shares	Financial Bear 3X Shares
INVESTMENT INCOME
EXPENSES	$ -	$ -	$ -	$ -
Organization Costs	$ 75,034	$ 75,035	$ 75,034	$ 75,034
Less : Reimbursement of Organization Costs by Adviser	$ 75,034	$ 75,035	$ 75,034	$ 75,034
NET EXPENSES	$ -	$ -	$ -	$ -
NET INVESTMENT INCOME	$ -	$ -	$ -	$ -

The Funds were organized on April 23, 2008.

See accompanying notes to financial statements.

DIREXION SHARES ETF TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Organization

The Direxion Shares ETF Trust (“Trust”) is a registered investment company offering a number of separate exchange-traded funds (the “Funds”). Rafferty Asset Management LLC (the “Adviser”) serves as the investment adviser to each Fund. The Trust is a Delaware statutory trust and a registered investment company.  The Trust was organized on April 23, 2008, and has authorized capital of unlimited shares of beneficial interest of no par value. The Trust has had no operations to date other than matters relating to its organization and registration as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to the Adviser of shares of beneficial interest for the Large Cap Bull 3X Shares, Large Cap Bear 3X Shares, Financial Bull 3X Shares and Financial Bear 3X Shares at an aggregate purchase price of $100,050. The Trust currently comprises of thirty six portfolios.

The investment objective of the Large Cap Bull 3X Shares Fund is to seek daily investment results, before fees and expenses, of 300% of the price performance of the Russell 1000® Index (“Large Cap Index”). The investment objective of the Large Cap Bear 3X Shares Fund is to seek daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the price performance of Large Cap Index. The investment objective of the Financial Bull 3X Shares Fund is to seek daily investment results, before fees and expenses, of 300% of the price performance of the Russell 1000® Financial Services Index (“Financial Index”). The investment objective of the Financial Bear 3X Shares Fund is to seek daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the price performance of Financial Index.

2.	Summary of Significant Account Policies

  Use of Estimates & Indemnifications:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

In the normal course of business the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

Federal Income Tax:

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes.

3.	Agreements

  Investment Advisory and Management Services Agreements:

The Adviser serves as the Trust’s investment adviser pursuant to an Investment Advisory Agreement. The Adviser is responsible for developing, implementing and supervising each Funds’ investment program. The Adviser manages the investment and the reinvestment of the assets of the Funds, in accordance with the investment objectives, policies, and limitations of the Funds, subject to the general supervision and control of the trustees and officers of the Trust. For these and other services, the Funds will pay the Adviser advisory fees at an annualized rate based upon each Fund’s average daily net assets of 0.75%. Fees will be computed daily and paid monthly.

Expense Limitation Agreement:

The Adviser has contractually agreed to waive all or a portion of its management fees and/or reimburse the Funds for other expenses through March 1, 2009 to the extent that each Fund’s Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by the Funds, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

  Distribution and Service (12b-1) Plan:

The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940.  In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees are currently paid by any Funds, and there are no plans to impose these fees.

Service Providers:

Bank of New York Mellon serves as the Fund’s Administrator, Custodian, Fund Accounting Agent and Transfer Agent.

Foreside Fund Services, LLC serves as the Fund’s Distributor.

4.	Organizational Costs

Total organization costs incurred by the Trust amount to $300,137. The Adviser has agreed to reimburse the Trust’s organization costs. These amounts may be recoverable by the Adviser from the Trust at a later date, subject to the Expense Limitation Agreement.

5.	Capital

The Funds issue and redeem shares on a continuous basis at net asset value in groups of 100,000 shares called “Creation Units.”

Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Retail investors, therefore, generally will not be able to purchase or redeem shares directly from or with a Fund. Rather, most retail investors will purchase or sell shares in the secondary market with the assistance of a broker. Thus, some of the information contained in these Notes to Financial Statements—such as references to the Transaction Fees (the “Transaction Fees”) imposed on purchases and redemptions—is not relevant to retail investors.

Each Fund will impose Transaction Fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total Transaction Fee on transactions in Creation Units.

6.	Related Parties

At August 14, 2008, certain officers of the Trust were also employees of the Adviser.

Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Trustees of the Direxion Shares ETF Trust

We have audited the accompanying statement of assets and liabilities of the Large Cap Bull 3X Shares, Large Cap Bear 3X Shares, Financial Bull 3X Shares, and Financial Bear 3X Shares (the “Funds”) (each a series of the Direxion Shares ETF Trust), as of August 14, 2008 and the related statement of operations for the period from April 23, 2008 (date of organization) to August 14, 2008. These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Funds at August 14, 2008 and the results of its operations for the period from April 23, 2008 (date of organization) to August 14, 2008 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois

August 15, 2008

Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s Corporation are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service - Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Generally, investment-grade debt securities are those rated Baa3 or better by Moody’s.

Standard & Poor’s Corporation - Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

A-1

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note: Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor’s.

A-2

APPENDIX B

Rafferty Asset Management, LLC

Proxy Voting Policies and Procedures

Recognizing the increased scrutiny that both institutions and corporations are under, it is important to have corporate governance that appreciates the importance of consistently applied policy guidelines that are aligned with investors’ views on key issues. With this in mind we currently use ISS’s proxy voting service to execute ballots on behalf of the Direxion Shares ETF Trust (the “Trust”). ISS prepares custom research and votes per their recommendation. If we agree with their recommendation, no action is required. However, we retain the right and ability to override the vote if you disagree with ISS’s vote recommendation.

I.     Duty to Vote Proxies

Rafferty Asset Management, LLC (“Rafferty”) views seriously its responsibility to exercise voting authority over securities that are owned by the Trust.

To document that proxies are being voted, ISS (on behalf of the Trust) will maintain a record reflecting when and how each proxy is voted consistent with the requirements of Rule 206(4)-6 under the Investment Advisors Act of 1940 and other applicable regulations. Rafferty will make its proxy voting history and policies and procedures available to shareholders upon request.

II.     Guidelines for Voting Proxies

Rafferty generally follows the recommendations of ISS’s proxy voting guidelines as outlined below. Proxy proposals are considered on their own merits and a determination is made as to support or oppose management’s recommendation. Rafferty will typically accept ISS’s recommendations on social issues as it does not have the means to evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social or political viewpoints.

III.     Review and Compliance

It is Rafferty’s responsibility to oversee ISS’s proxy voting to ensure compliance and timely reporting to US Bank. Reports are verified monthly through ISS’s Votex website. ISS provides US Bank with the NP-X file covering the period from July 1st through June 30th of the following year. US Bank files the NP-X with the SEC on the Trust’s behalf. These records are maintained for five years and the previous two years proxy voting records can be accessed by contacting US Bank.

Below is a summary outlining ISS’s US Proxy Voting Guidelines.

1.   Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
•	Fees for non-audit services are excessive.

2.   Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;
•	Attendance at board and committee meetings;
•	Corporate governance provisions and takeover activity;
•	Disclosures under Section 404 of the Sarbanes-Oxley Act;
•	Long-term company performance relative to a market and peer index;
•	Extent of the director’s investment in the company;
•	Existence of related party transactions;
•	Whether the chairman is also serving as CEO;
•	Whether a retired CEO sits on the board;
•	Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
•

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
•	A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group.

WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;
•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between chief executive pay and company performance;
•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

•	Two-thirds independent board;

•	All-independent key committees;
•	Established governance guidelines;
•	The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

•	Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
•	The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;
•	The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;
•	An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
•

The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3.    Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4.    Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or
•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5.    Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
•	Market reaction - How has the market responded to the proposed deal?
•	Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
•	Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?
•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

•	Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6.    State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7.    Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8.    Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options without prior shareholder approval;
•	There is a disconnect between CEO pay and the company’s performance;
•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
•	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•	Stock ownership guidelines with a minimum of three times the annual cash retainer.
•	Vesting schedule or mandatory holding/deferral period:
- A minimum vesting of three years for stock options or restricted stock; or
- Deferred stock payable at the end of a three-year deferral period.
•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites for non-employee directors; and
•	A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-

pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•	A trigger beyond the control of management;
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
•

Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9.    Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
•	The company has been the subject of recent, significant controversy related to its.

testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;
•	Deviation from established industry pricing norms;
•	The company’s existing initiatives to provide its products to needy consumers;
•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;
•	The company intends to pursue operations in the ANWR; and
•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;
•	The company already evaluates and substantially discloses such information; or,
•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10.   Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s net asset value;
•	The fund’s history of shareholder relations;
•	The performance of other funds under the advisor’s management.

DIREXION SHARES ETF TRUST

PART C OTHER INFORMATION

Item 23.		Exhibits

(a)	(i)	Certificate of Trust [1]

	(ii)	Trust Instrument [2]

(b)		By-laws [2]

(c)		Shareholders' rights are contained in Articles IV, V, VI, IX, and X of the Registrant’s Trust Instrument and Articles V, VI, VII, VIII and IX of the Registrant’s By-laws.

(d)		Form of Investment Advisory Agreement between Registrant and Rafferty Asset Management, LLC (“Rafferty”) [2]

(e)	(i)	Form of Distribution Agreement between Registrant and Foreside Fund Services, LLC (“Foreside”) [2]

	(ii)	Form of Authorized Participant Agreement [2]

(f)		Bonus or Profit Sharing Contracts – None.

(g)		Form of Custody Agreement between Registrant and The Bank of New York (“BONY”) [2]

(h)	(i)	Form of Transfer Agency and Service Agreement between Registrant and BONY [2]

	(ii)	Form of Fund Administration and Accounting Agreement between the Registrant and BONY [2]

(i)		Opinion and Consent of Counsel [2]

(j)		Consent of Independent Registered Certified Public Accounting Firm – To be filed by subsequent amendment.

(k)		Omitted Financial Statements – None.

(l)		Initial Capital Agreement [2]

(m)		Rule 12b-1 Distribution Plan [2]

(n)		Rule 18f-3 Multiple Class Plan – None.

(p)		Form of Code of Ethics for Registrant and Rafferty [2]

Other Exhibits

Powers of Attorney [2]

_____________

[1]

Incorporated by reference to the corresponding exhibit of the Registrant’s initial Registration Statement on Form N-1A (File Nos. 333-150525 and 811-22201) filed with the SEC via EDGAR on April 30, 2008.

[2]

Incorporated by reference to the corresponding exhibit of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-150525 and 811-22201) filed with the SEC via EDGAR on August 20, 2008.

Item 24.    Persons Controlled by or under Common Control with Registrant

Immediately prior to the public offering of the Registrant’s shares for each series, the following persons may be deemed individually to control the Funds or the Trust:

Rafferty Asset Management, LLC will be the sole shareholder immediately prior to the public offering of each Fund.

Item 25.     Indemnification

Article IX of the Trust Instrument of the Registrant provides as follows:

Section 1.     LIMITATION OF LIABILITY. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series may contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser, principal underwriter or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 2.     INDEMNIFICATION.

(a)     Subject to the exceptions and limitations contained in subsection (b) below:

     (i)     every person who is, or has been, a Trustee or an officer, employee or agent of the Trust, including persons who act at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

     (ii)     as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, counsel fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)     No indemnification shall be provided hereunder to a Covered Person:

     (i)     who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

     (ii)     in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

(d)     To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section.

(e)     Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such, repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3.     INDEMNIFICATION OF SHAREHOLDERS. If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him or her for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series.

Article IX, Section 3 of the By-laws of the Registrant provides as follows:

Section 3.     Advance Payment of Indemnifiable Expenses. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee’s, officer's, employee’s or agent’s office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.      I.     Business and Other Connections of Investment Adviser

Rafferty Asset Management, LLC (“Rafferty”) provides investment advisory services to all Funds of the Trust. Rafferty was organized as a New York limited liability corporation in June 1997. Lawrence C. Rafferty controls Rafferty through his ownership in Rafferty Holdings, LLC. Rafferty’s offices are located at 33 Whitehall Street, 10th Floor, New York, New York 10004. Information as to the directors and officers of Rafferty is included in its current Form ADV filed with the SEC (File No. 801-54679).

Item 27.     Principal Underwriter

(a)      Foreside Fund Services, LLC (“Foreside”), the Registrant’s principal underwriter, also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

American Beacon Funds
American Beacon Mileage Funds
American Beacon Select Funds
Bridgeway Funds, Inc.
Central Park Group Multi-Event Fund
Century Capital Management Trust
FocusShares Trust
Forum Funds
Henderson Global Funds
Hirtle Callahan Trust
Ironwood Series Trust
Monarch Funds
Nets Trust
PMC Funds, Series of the Trust for Professional Managers
RevenueShares ETF Trust
Sound Shore Fund, Inc.
SPA ETF Trust
The CNL Funds
The Japan Fund, Inc.
Wintergreen Fund, Inc.

(b)      The following table identifies the officers of Foreside and their positions, if any, with the Registrant. The business address of each of these individuals is Two Portland Square, First Floor, Portland, Maine 04101.

Name	Position with Underwriter	Position with Registrant

Mark S. Redman	President	None

Richard J. Berthy	Vice President and Treasurer	None

Nanette K. Chern	Chief Compliance Officer, Secretary and Vice President	None

Mark A. Fairbanks	Deputy Chief Compliance Officer, Vice President and Assistant Secretary	None

(c)      Not applicable.

Item 28.     Location of Accounts and Records

     The books, accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the physical possession of Rafferty Asset Management, LLC at 33 Whitehall Street, 10th Floor, New York, New York 10004 and The Bank of New York at One Wall Street, New York, New York 10286.

Item 29.     Management Services

     Not applicable.

Item 30.     Undertakings

     None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the day of December 16, 2008.

DIREXION SHARES ETF TRUST

By:	/s/ Daniel D. O’Neill
Daniel D. O’Neill
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date
/s/ Daniel D. O’Neill	President, Chairman of the Board of Trustees and Treasurer	December 16, 2008
Daniel D. O’Neill

/s/ Daniel J. Byrne*	Trustee	December 16, 2008
Daniel J. Byrne

/s/ Gerald E. Shanley III*	Trustee	December 16, 2008
Gerald E. Shanley III

/s/ John Weisser*	Trustee	December 16, 2008
John Weisser

*By: /s/ Daniel D. O’Neill
Daniel D. O’Neill Attorney-In Fact